UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07923

City National Rochdale Funds

(Exact name of registrant as specified in charter)

400 North Roxbury Drive

Beverly Hills, CA 90210

(Address of principal executive offices) (Zip code)

Rochelle Levy

400 North Roxbury Drive

Beverly Hills, CA 90210

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”), as amended (17 CFR § 270.30e-1) is attached hereto.

CITY NATIONAL ROCHDALE FUNDS

2023 ANNUAL REPORT

SEPTEMBER 30, 2023

This report and the financial statements contained herein are provided for the general information of the shareholders of City National Rochdale Funds. This report is not authorized for distribution to prospective investors in City National Rochdale Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of City National Rochdale Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Funds Annual Report

2	Letter to Our Shareholders
4	Fixed Income Funds Investment Adviser’s Report
6	Fixed Income Funds Overview
9	Equity Funds Investment Adviser’s Report
10	Equity Funds Overview
12	Schedule of Investments
97	Statements of Assets and Liabilities
99	Statements of Operations
102	Statements of Changes in Net Assets
106	Statement of Cash Flows
108	Financial Highlights
110	Notes to Financial Statements
122	Report of Independent Registered Public Accounting Firm
124	Change in Independent Registered Public Accounting Firm
125	Trustees and Officers
128	Notice to Shareholders
129	Disclosure of Fund Expenses
131	Board Approval of Advisory and Sub-Advisory Agreements

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Funds’ Form N-PORT and Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The most current Form N-PORT filing is also available on the Funds’ website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the Funds’ portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at www.sec.gov.

CITY NATIONAL ROCHDALE FUNDS | PAGE 1

letter to our shareholders (Unaudited)
September 30, 2023

Dear Shareholders,

This annual report covers the one-year period ended September 30, 2023.

Despite a U.S. economy that continues to shine with unexpected resilience, financial markets have found themselves under increasing pressure as we head toward year end. From surging bond yields to U.S. government shutdown fears to geopolitical concerns, there has been plenty for investors to worry about, but there is also reason for optimism. We suspect that markets may remain volatile in the near term, prompted by temporary uncertainties as well as more structural challenges, such as the impact of higher interest rates on the economy and corporate profits. But for long-term investors, the decline in stock and bond prices is creating more attractive buying opportunities for investors who are patient.

In recent months, stocks have largely taken their cues from the bond market, as the Federal Reserve’s message of a higher-for-longer interest rate environment seems to have finally been absorbed by markets. The rapid move higher in government bond yields has increased volatility in both equities and bonds. Higher yields can increase the cost of borrowing, weigh on bond price returns, and put downward pressure on stock valuations. Notably, mega-cap technology stocks, which have driven the lion’s share of equity gains since last October’s bear-market low and often trade at a premium due to their growth prospects, find themselves particularly exposed.

Although it has been disappointing to not capture more of the upside concentrated portion of the U.S. stock markets this year, with major U.S. equity indices now near correction territory our mild, defensive positioning is proving prudent. Near-term challenges should keep volatility elevated and the markets perhaps vulnerable to additional pullbacks. We do not think that the impact of the prior Federal Reserve rate hikes has been completely felt by the economy. Higher borrowing costs are soon likely to show a more noticeable impact on consumer spending and business investment. While a still-strong labor market and solid household finances will help mitigate a slowdown ahead, a short and mild recession will be hard to avoid in coming quarters, as will disappointments in corporate earnings.

Still, an approaching end to the Federal Reserve’s interest rate hiking cycle now suggests that a more normal recession will be avoided and has given us reason to begin peaking over “walls of worry.” Yields might overshoot in the near term and rise above 5%, particularly given the outsized supply of U.S. Treasuries coming to market. But as economic growth decelerates, inflation moderates, and the Federal Reserve steps to the sidelines, interest rates are expected to peak and gradually moderate, reducing pressure on equity valuations.

Although on the surface valuations are still not cheap relative to current bond yields, with the recent pullback in stock prices many segments of the equity market are already trading at more compelling levels. This allows us to start looking over the mild recessionary valley ahead to a recovery of corporate profit growth in the second half of 2024. In fixed income, the recent sell-off in bonds is also creating a buying opportunity. Three years of negative bond returns would be unprecedented, but the upside of this historic decline is that with yields now at very attractive levels, the larger income component can better offset price decreases to produce overall higher total returns going forward.

As uncertainties subside, we have a disciplined game plan in place to take advantage of these opportunities and increase equity exposure. For now though, it appears premature to provide an all-clear sign. Given the risks of a short and shallow recession, decreasing corporate earnings, and a correction of a narrow and expensive stock market, we continue to believe that our mildly defensive portfolio positioning is a smart way to stay fully invested until clearer signs of the economy’s direction develop. Our fundamentally driven investment process has navigated several market cycles over the last 30 years, and today it is calling for continued patience, while our focus on holding high-quality and income-producing U.S. stocks and bonds can help provide client portfolios with relative stability as the investment environment grows more challenging.

CITY NATIONAL ROCHDALE FUNDS | PAGE 2

As always, we thank you for your trust and confidence in our abilities to continue to serve you well through your investment in the City National Rochdale Funds.

Sincerely,

Frank Bonsignore
Fund Oversight and Administration Lead

Past performance is no guarantee of future results. Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules apply to any capital gain distributions.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

City National Rochdale Funds do not generally accept investments by non-U.S. persons and may not be available in all states.

S&P Municipal Yield Index is an unmanaged index which measures the performance of high-yield and investment-grade municipal bonds with weights determined by credit rating.

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

The Fixed Income Opportunities Fund Blended Benchmark is comprised of the following indices. The percentage contribution is 40%, 35%, 25%, respectively:

The Bloomberg Multiverse Index provides a broad-based measure of the global fixed income bond market. The index is the union of the Global Aggregate Index and the Global High Yield Index as it represents investment grade and high yield bonds in all eligible currencies.

The Morningstar Global Leveraged Loan Index is designed to measure the performance of the global leveraged loan market. It is a fixed-weight composite index consisting of 75% weight from the Morningstar LSTA US Leveraged Loan Index and 25% weight from the Morningstar European Leveraged Loan Index.

The Bloomberg Emerging Markets High Yield Total Return Index Value Unhedged USD provides a broad-based measure of the emerging market high yield bond market, including corporate and sovereign positions.

Bloomberg Intermediate-Short California Municipal Bond Index measures the performance of California municipal bonds.

Bloomberg Global Aggregate Corporate Total Return Index Hedged USD is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers.

CITY NATIONAL ROCHDALE FUNDS | PAGE 3

investment adviser’s report (Unaudited)
September 30, 2023

Fixed Income Funds

CALIFORNIA TAX EXEMPT BOND FUND – CNTIX

The Servicing Class shares of the Fund, for the fiscal year ended September 30, 2023, underperformed the Bloomberg Intermediate-Short California Municipal Bond Index (1.69% for the Fund versus 2.19% for the benchmark). Calendar year to date, as of September 30, 2023, the Fund returned -1.07% versus the benchmark return of -0.75%. The Fund posted a return of -1.97% in Q3 2023, which underperformed the benchmark’s -1.92% return. Short duration versus the benchmark was the primary cause of underperformance. Looking forward, credit quality remains strong and the Fund is looking for opportunities to enhance yield.

MUNICIPAL HIGH INCOME BOND FUND – CNRMX

The Servicing Class shares of the Fund posted a return of -4.14% for Q3 2023 versus the Bloomberg Tax-Exempt 60% High Yield/40% Investment Grade Index Custom Cap 1% Index return of -4.09%. Calendar year to date, as of September 30, 2023, the Fund returned -1.55% versus the Index return of -0.99%. For the fiscal year ended September 30, 2023, the Fund returned 0.58%, which underperformed its benchmark return of 3.16%.

Municipal bonds underperformed U.S. Treasuries for the quarter and weak technical data (e.g., increasing supply, tempered demand, negative fund flows) exacerbated the market selloff. The credit outlook for municipal bonds continues to remain positive. Upgrades continue to outweigh downgrades, although this trend is starting to slow. With the prospect of a delayed recession, BBB credit spreads have narrowed, and this sector has outperformed high quality municipal debt year to date. The Fund’s underweight allocation to higher quality short-term bonds played a part in the Fund’s underperformance, while credit spread compression allowed the Fund to improve overall credit quality and increase yield. The Fund continues to maintain duration at or a slightly below the index. We continue to view recent volatility and much improved valuations as buying opportunities.

FIXED INCOME OPPORTUNITIES FUND – RIMOX

The Fund’s Class N shares posted a return of 1.91% for Q3 2023, which outperformed the blended benchmark (40% Bloomberg Barclays Multiverse Hedged, 35% S&P Global Leveraged Loan Index, 25% Bloomberg Barclays Emerging Markets High Yield Total Return) return of 0.14%%. Calendar year to date, as of September 30, 2023, the Fund returned 7.55% versus the blended benchmark return of 4.89%. For the fiscal year ended September 30, 2023, the Fund returned 11.44%, which outperformed the blended benchmark return of 10.02%.

The Fund’s opportunistic income strategy has continued to outperform throughout 2023. The third quarter was the strongest yet for 2023, with all segments producing positive returns. Greater exposure to rate sensitive asset classes in the benchmark continued to play a part in the Fund’s relative outperformance. The Fund has also been somewhat insulated from interest rate volatility, as credit spreads and absolute higher yields across the board have impacted the Fund’s performance more so than the volatility in interest rates. In terms of outlook, our manager discussions have included positioning the Fund’s portfolio on the conservative side with ideas such as shortening duration and taking advantage of rating agency mismatches where possible.

This material represents the investment adviser’s assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

CITY NATIONAL ROCHDALE FUNDS | PAGE 4

Mutual fund investing involves risk, including loss of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments.

The California Tax Exempt Bond Fund invests primarily in California securities and may be more volatile and susceptible to a single adverse economic or regulatory occurrence affecting those obligations than a fund investing in obligations of a number of states.

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or both of two major nationally recognized statistical rating organizations (“NRSROs”). The two NRSROs currently utilized for this purpose are Standard & Poor’s (S&P) and Moody’s. When a bond is rated by S&P that rating is utilized. If it is not rated by S&P, the Moody’s rating is utilized. When a security is rated by neither, it is classified as “Not Rated.” For bonds, these credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “AA-” or “AA+” have been included in the “AA” rated category. Long term ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

CITY NATIONAL ROCHDALE FUNDS | PAGE 5

fund overview (Unaudited)
September 30, 2023
City National Rochdale California Tax Exempt Bond Fund

The Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale California Tax Exempt Bond Fund, Servicing Class Shares, versus the Bloomberg California Intermediate-Short Municipal Bond Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-year Return	3-Year Return	5-year Return	10-year Return
Servicing Class*^	CNTIX	1.69%	-2.18%	0.26%	0.86%
Class N*	CCTEX	1.42%	-2.42%	0.01%	0.60%
Bloomberg California Intermediate- Short Municipal Index	n/a	2.19%	-1.49%	0.93%	1.41%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Barclays, 5.250%, 10/3/2022	4.8%
Westlands, Water District, 5.000%, 9/1/2027	3.0%
San Mateo County, Joint Powers Financing Authority, 5.000%, 6/15/2026	3.0%
San Francisco City & County, Public Utilities Commission, Water Revenue, 4.000%, 11/1/2030	3.0%
Long Beach, Unified School District, 5.000%, 8/1/2026	2.9%
California State, 5.000%, 8/1/2026	2.9%
California State, University Systemwide Revenue, 1.600%, 11/1/2047	2.6%
East Bay, Municipal Utility District, Water System Revenue, 5.000%, 6/1/2029	2.5%
California State, Public Works Board, 5.000%, 4/1/2028	2.4%
California State, Health Facilities Financing Authority, 5.000%, 11/1/2027	1.9%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 6

fund overview (Unaudited)
September 30, 2023
City National Rochdale Municipal High Income Fund

The Fund seeks to provide a high level of current income that is not subject to federal income tax.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Municipal High Income Fund, Servicing Class Shares, versus the Bloomberg 60%LB Tax-Exempt HY/40%LB Municipal IG TR Unhedged USD Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Servicing Class(1)^	CNRMX	0.58%	-3.17%	-0.34%	2.36%
Class N(1)*	CNRNX	0.44%	-3.38%	-0.59%	2.10%
Bloomberg 60%LB Tax-Exempt HY/40%LB Municipal IG TR Unhedged USD Index	n/a	3.16%	-1.34%	1.49%	3.45%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on December 30, 2013.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, 4.500%, 7/1/2034	1.3%
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, 4.784%, 7/1/2058	0.9%
Jefferson County, Sewer Revenue, 6.000%, 10/1/2042	0.9%
Chicago, 6.000%, 1/1/2038	0.9%
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, 5.000%, 7/1/2058	0.9%
Buckeye Tobacco Settlement, Financing Authority, 5.000%, 6/1/2055	0.8%
Ohio State, Air Quality Development Authority, 5.000%, 7/1/2049	0.7%
California State, Statewide Communities Development Authority, 5.250%, 12/1/2044	0.7%
Westchester, Tobacco Asset Securitization, 5.125%, 6/1/2051	0.7%
North Texas, Tollway Authority, 7.000%, 9/1/2031	0.6%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 7

fund overview (Unaudited)
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund

The Fund seeks a high level of current income.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Fixed Income Opportunities Fund, Class N Shares, versus the Bloomberg Global Aggregate Corporate Total Return Index Hedged USD(1) and the 40/35/25 Hybrid of the following 3 Indexes: Bloomberg Multiverse Total Return Index Value Hedged USD, S&P Global Leveraged Loan Index and Bloomberg Emerging Markets High Yield Index

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N(1)	RIMOX	11.44%	1.33%	1.37%	2.89%
Bloomberg Global Aggregate Corporate Total Return Index Hedged USD	n/a	5.53%	-3.07%	1.33%	2.71%
40/35/25 hybrid of the following three indices:	n/a	10.02%	-0.08%	1.78%	2.87%
Bloomberg Multiverse Total Return Index Value Hedged USD	n/a	2.46%	-3.51%	0.66%	1.96%
S&P Global Leveraged Loan Index	n/a	15.93%	5.10%	3.87%	3.68%
Bloomberg Emerging Markets High Yield Index	n/a	14.22%	-1.87%	0.18%	2.84%

(1)

The predecessor to the City National Rochdale Fixed Income Opportunities Fund (the “Predecessor Fund”) commenced operations on July 1, 2009. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period October 1, 2012, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Golub Capital BDC 3	3.5%
Golub Capital BDC 4	1.1%
Andrade Gutierrez International, 9.0%, 12/28/2029	0.7%
Primary Wave Music IP Fund LP	0.7%
Rockford Tower Europe CLO 2019-1 DAC, 4.6%. 1/20/2033	0.7%
ShaMaran Petroleum, 12.0%, 7/30/2025	0.5%
TCW Direct Lending LLC	0.5%
Pikes Peak CLO 14 2023, 7.1%, 4/20/2036	0.5%
Cartesian LP	0.5%
Teva Pharmaceutical Finance Netherlands III BV, 6.8%, 3/1/2028	0.5%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 8

investment adviser’s report (Unaudited)
September 30, 2023
Equity Funds

EQUITY INCOME FUND – RIMHX

The Fund’s Class N shares posted a return of -4.16% in Q3 2023, which underperformed the Dow Jones U.S. Select Dividend Index’s return of -3.69%. Year to date, the Fund’s return is -12.02% versus -7.84% for its benchmark. For the fiscal year ended September 30, 2023, the Fund returned 0.03%, which outperformed its benchmark return of -3.10%. Generally, the Fund’s portfolio is relatively balanced between cyclical and defensive sectors, but with a modest tilt defensively, consistent with CNR’s macro view. Stock selection has focused on less-cyclical, less volatile, and less commodity-correlated companies, although recent trades added some cyclical names for both alpha and risk reduction purposes. We expect that our emphasis on quality will lead to superior returns over the entire course of the current market cycle. Stock selection remains biased towards dividend growth over yield given the inflationary backdrop. We continue to closely monitor the Fund’s holdings and we believe that they are executing well amidst a challenging environment.

U.S. CORE EQUITY FUND – CNRVX

The Servicing Class shares of the Fund posted a return of -3.17% for Q3 2023, which outperformed the S&P 500 Index return of -3.27%. Calendar year to date, as of September 30, 2023, the Fund returned 10.26%, which underperformed its benchmark return of 13.07%. For the fiscal year ended September 30, 2023, the Fund returned 20.18%, which underperformed its benchmark return of 21.62%.

During the quarter, we increased our forecasts for GDP and lowered our recession risk for 2023. These changes were mainly due to stronger than expected consumer spending. The Fund’s positioning is intact due to inflation that is stabilizing but still elevated, the continued slowing of the global economy, the increase in recession risk, geopolitical tensions, and the hawkish Federal Reserve response. We remain cautious in the near term with the “higher for longer” interest rate environment unfolding and volatility expected to continue in 2023. The Fund’s portfolio has now been repositioned to the new “Mild Recession” thesis, with an emphasis on high quality companies and the right blend of offense and defense.

This material represents the investment adviser’s assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

CITY NATIONAL ROCHDALE FUNDS | PAGE 9

fund overview (Unaudited)
September 30, 2023
City National Rochdale Equity Income Fund

The Fund seeks to provide significant income and long-term capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Equity Income Fund, Class N Shares, versus the Dow Jones U.S. Select Dividend Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.
The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-year Return	3-Year Return	5-year Return	10-year Return
Class N(1)	RIMHX	0.03%	3.97%	2.43%	5.07%
Dow Jones U.S. Select Dividend Index	n/a	-3.10%	14.08%	5.76%	9.09%

(1)

The predecessor to the City National Rochdale Equity Income Fund (the “Predecessor Fund”) commenced operations on June 1, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period October 1, 2010, to March 29, 2013, reflect the performance of the Predecessor Fund’s shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Chevron	3.3%
Williams	3.1%
Duke Energy	3.1%
American Electric Power	3.0%
Ares Capital	2.9%
Marathon Petroleum	2.6%
MetLife	2.5%
Entergy	2.5%
Altria Group	2.4%
Cincinnati Financial	2.4%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 10

fund overview (Unaudited)
September 30, 2023
City National Rochdale U.S. Core Equity Fund

The Fund seeks to provide long-term capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale U.S. Core Equity Fund, Servicing Class Shares, versus the S&P 500 Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-year Return	3-Year Return	5-year Return	10-year Return	Inception to Date
Servicing Class*(1)^	CNRVX	20.18%	7.62%	9.28%	11.13%	12.24%
Institutional Class*(1)^^	CNRUX	20.43%	7.70%	9.44%	11.39%	12.54%
Class N*(1)	CNRWX	19.85%	7.34%	9.01%	10.85%	11.96%
S&P 500 Index	n/a	21.62%	10.15%	9.92%	11.91%	12.96%

*	The graph is based on only Servicing Class Shares; performance for Institutional Class and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on December 3, 2012.
^	The Fund’s Servicing Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^

The Fund’s Institutional Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirements, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Microsoft	7.5%
Apple	7.0%
UnitedHealth Group	4.0%
Alphabet	3.6%
Amazon.Com	3.3%
Home Depot	3.2%
Costco Wholesale	3.1%
Mastercard	2.8%
Visa	2.7%
NXP Semiconductors	2.5%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 11

schedule of investments
September 30, 2023
City National Rochdale Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [45.2%]
FFCB
5.405%, SOFRRATE + 0.075%, 04/18/24(A)	$100,000	$100,000
5.430%, SOFRRATE + 0.100%, 08/08/24(A)	25,000	25,000
5.420%, SOFRRATE + 0.090%, 08/26/24(A)	120,000	120,000
5.470%, FEDL01 + 0.140%, 11/14/24(A)	100,000	100,000
5.500%, FEDL01 + 0.170%, 01/06/25(A)	50,000	50,000
FHLB
5.380%, SOFRRATE + 0.070%, 10/03/23(A)	50,000	50,000
5.420%, SOFRRATE + 0.090%, 12/05/23(A)	100,000	100,000
5.360%, SOFRRATE + 0.030%, 12/06/23(A)	100,000	100,000
5.355%, SOFRRATE + 0.025%, 12/14/23(A)	200,000	200,000
5.355%, SOFRRATE + 0.025%, 12/22/23(A)	85,000	85,000
5.360%, SOFRRATE + 0.030%, 01/25/24(A)	100,000	100,000
5.420%, SOFRRATE + 0.090%, 02/02/24(A)	50,000	50,000
5.380%, SOFRRATE + 0.050%, 03/18/24(A)	100,000	100,000
FHLB DN
5.342%, 11/20/23(B)	231,000	229,304
5.301%, 10/04/23(B)	275,000	274,879
5.280%, 10/06/23(B)	138,000	137,899
5.307%, 10/18/23(B)	195,000	194,513
5.329%, 10/20/23(B)	150,000	149,582
5.304%, 10/25/23(B)	145,000	144,490
5.321%, 10/27/23(B)	200,000	199,238
5.321%, 11/03/23(B)	435,000	432,896
5.328%, 11/13/23(B)	145,000	144,086
5.329%, 11/15/23(B)	100,000	99,341
5.341%, 11/17/23(B)	275,000	273,098
5.370%, 11/24/23(B)	$180,000	$178,562

Total U.S. Government Agency Obligations
(Cost $3,637,888)		3,637,888

U.S. Treasury Obligations [39.6%]
U.S. Treasury Bills
5.295%, 10/03/23(B)	250,000	249,927
5.295%, 10/05/23(B)	500,000	499,709
5.310%, 10/10/23(B)	500,000	499,340
5.324%, 10/17/23(B)	200,000	199,531
5.314%, 10/19/23(B)	400,000	398,944
5.324%, 10/24/23(B)	200,000	199,325
5.325%, 10/31/23(B)	400,000	398,240
5.335%, 11/07/23(B)	200,000	198,912
5.327%, 11/14/23(B)	350,000	347,739
5.337%, 11/21/23(B)	200,000	198,500

Total U.S. Treasury Obligations
(Cost $3,190,167)		3,190,167

Short-Term Investment [1.9%]
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 5.270%**	149,801,638	149,802

Total Short-Term Investment
(Cost $149,802)		149,802

Repurchase Agreements [13.3%]
Barclays (C)
5.250%, dated 09/29/23, repurchased on 10/02/23, repurchase price $48,321,259 (collateralized by various U.S. Treasury obligations, par values ranging from $7,321,400-$44,498,200, 3.880%-4.000%, 07/31/2030-08/15/2033; with a total market value of $49,266,0265)	$48,300	48,300
Barclays MBS (C)
5.300%, dated 09/29/23, repurchased on 10/02/23, repurchase price $100,044,433 (collateralized by various U.S. Treasury obligations, par values ranging from $16,732,703-$85,011,019, 6.000%, 10/01/2053; with a total market value of $102,000,001)	100,000	100,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 12

schedule of investments
September 30, 2023
City National Rochdale Government Money Market Fund (concluded)

Description	Face Amount (000)	Value (000)
Daiwa (C)
5.250%, dated 09/29/23, repurchased on 10/02/23, repurchase price $23,010,186 (collateralized by various U.S. Treasury obligations, par values ranging from $100-$8,180,800, 0.000%-5.540%, 10/31/2024-08/01/2053; with a total market value of $23,606,054)	$23,000	$23,000
Daiwa MBS (C)
5.280%, dated 09/29/23, repurchased on 10/02/23, repurchase price $200,089,139 (collateralized by various U.S. Treasury obligations, par values ranging from $35-$451,472,559, 0.000%-6.000%, 12/07/2023-09/01/2053; with a total market value of $205,401,273)	200,000	200,000
Goldman Sachs (C)
5.230%, dated 09/29/23, repurchased on 10/02/23, repurchase price $700,306,922 (collateralized by various U.S. Treasury obligations, par values ranging from $175,600-$1,084,456,000, 0.000%-3.630%, 06/30/2028-02/15/2053; with a total market value of $714,000,001)	700,000	700,000

Total Repurchase Agreements
(Cost $1,071,300)		1,071,300

Total Investments [100.0%]
(Cost $8,049,157)		$8,049,157

Percentages are based on net assets of $8,045,639 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2023.

(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	Interest rate represents the security’s effective yield at the time of purchase.

(C)	Tri-party Repurchase Agreement.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank
SOFR — Secured Overnight Financing Rate

The following is a summary of the inputs used as of September 30, 2023, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$3,637,888	$—	$3,637,888
U.S. Treasury Obligations	—	3,190,167	—	3,190,167
Short-Term Investment	149,802	—	—	149,802
Repurchase Agreements	—	1,071,300	—	1,071,300
Total Investments in Securities	$149,802	$7,899,355	$—	$8,049,157

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 13

schedule of investments
September 30, 2023
City National Rochdale California Tax Exempt Bond Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [94.0%]
Alabama [1.4%]
Black Belt Energy Gas District, Ser C-1, RB
Callable 03/01/29 @ 100
5.250%, 02/01/53(A)	$500	$507

California [90.8%]
Anaheim Housing & Public Improvements Authority, RB
Callable 10/01/27 @ 100
5.000%, 10/01/29	375	396
Bay Area Toll Authority, Ser F-1, RB
5.000%, 04/01/31	500	557
Bay Area Toll Authority, Sub-Ser, RB
Pre-Refunded @ 100
5.000%, 10/01/24(B)	140	142
California State University, Ser A, RB
5.000%, 11/01/31	170	190
California State, Community Choice Financing Authority, Ser A-1, RB
Callable 05/01/28 @ 100
4.000%, 05/01/53(A)	500	484
California State, Community Choice Financing Authority, Ser S, RB
Callable 09/01/27 @ 101
4.000%, 10/01/52(A)	500	485
California State, Department of Water Resources, Ser AX, RB
Callable 12/01/27 @ 100
5.000%, 12/01/29	525	559
California State, Educational Facilities Authority, Ser A, RB, ETM
5.000%, 10/01/25	$110	$113
California State, GO
5.000%, 08/01/26	1,000	1,038
California State, GO
Callable 04/01/29 @ 100
5.000%, 04/01/31	265	284
California State, GO
5.000%, 09/01/31	500	550
California State, GO
Callable 04/01/32 @ 100
5.000%, 04/01/33	575	637
California State, GO
Callable 09/01/32 @ 100
5.000%, 09/01/33	215	239
California State, Health Facilities Financing Authority, Ser A, RB
Callable 11/06/23 @ 100
5.000%, 11/15/25	665	668
California State, Health Facilities Financing Authority, Ser A, RB
Callable 08/15/26 @ 100
5.000%, 08/15/30	500	517
California State, Health Facilities Financing Authority, Sub-Ser A1, RB
5.000%, 11/01/27	650	685
California State, Public Works Board, Ser B, RB
5.000%, 10/01/25	245	251
California State, Public Works Board, Ser C, RB
Callable 03/01/27 @ 100
5.000%, 03/01/28	570	597
California State, Public Works Board, Ser S, RB
Callable 04/01/27 @ 100
5.000%, 04/01/28	800	839
California State, Statewide Communities Development Authority, Cottage Health System, RB
Pre-Refunded @ 100
5.000%, 11/01/24(B)	350	354
California State, Statewide Communities Development Authority, RB
Pre-Refunded @ 100
5.000%, 02/15/26(B)	550	570

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 14

schedule of investments
September 30, 2023
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
California State, University Systemwide Revenue, Ser A, RB
Callable 05/01/26 @ 100
5.000%, 11/01/27	$350	$364
California State, University Systemwide Revenue, Ser B-1, RB
Callable 05/01/26 @ 100
1.600%, 11/01/47(A)	1,000	911
Chino Basin Regional Financing Authority, Sub-Ser, RB
Callable 06/01/30 @ 100
5.000%, 06/01/31	250	275
County of Sacramento California Airport System Revenue, Sub-Ser E, RB
Callable 07/01/28 @ 100
5.000%, 07/01/32	265	281
East Bay, Municipal Utility District, Water System Revenue, Ser A, RB
Callable 06/01/25 @ 100
5.000%, 06/01/29	850	872
East Side Unified High School District, Ser D, GO
5.000%, 08/01/30	465	511
El Dorado Irrigation District, Ser A, RB
Callable 03/01/30 @ 100
5.000%, 03/01/32	235	254
Fairfield-Suisun Unified School District, GO
Callable 08/01/28 @ 100
4.000%, 08/01/31	145	147
Golden State Tobacco Securitization, Ser A-1, RB
Pre-Refunded @ 100
5.000%, 06/01/27(B)	500	528
Imperial Irrigation District Electric System Revenue, RB
Callable 11/01/27 @ 100
4.000%, 11/01/32	170	172
Long Beach, Unified School District, GO
5.000%, 08/01/26	1,000	1,040
Los Angeles County, Metropolitan Transportation Authority Sales Tax Revenue, RB
5.000%, 06/01/31	270	302
Los Angeles County, Metropolitan Transportation Authority, RB
5.000%, 06/01/26	$260	$271
Los Angeles, Department of Airports, RB
Callable 11/15/29 @ 100
5.000%, 05/15/32	105	115
Los Angeles, Department of Airports, Ser B, RB
Callable 05/15/30 @ 100
5.000%, 05/15/33	100	110
Los Angeles, Department of Airports, Ser C, RB
5.000%, 05/15/25	660	675
Los Angeles, Department of Airports, Sub-Ser, RB
Callable 05/15/32 @ 100
5.000%, 05/15/33	125	141
Los Angeles, Department of Airports, Sub-Ser, RB, AMT
Callable 05/15/26 @ 100
5.000%, 05/15/29	400	407
Los Angeles, Department of Water & Power, Ser A, RB
5.000%, 07/01/27	515	546
Los Angeles, Department of Water & Power, Ser B, RB
Callable 01/01/27 @ 100
5.000%, 07/01/30	175	183
Los Angeles, Sanitation Districts Financing Authority, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/28	525	540
Los Angeles, Unified School District, Ser B-1, GO
Callable 01/01/28 @ 100
5.000%, 07/01/30	345	366
Los Angeles, Wastewater System Revenue, Sub-Ser A, RB
Callable 06/01/27 @ 100
5.000%, 06/01/30	150	158
Marin Municipal Water District, Sub-Ser, RB
5.000%, 06/15/32	430	482
Metropolitan Water District of Southern California, Ser A, RB
5.000%, 10/01/31	260	291
Modesto Irrigation District, RB
5.000%, 07/01/31	110	121

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 15

schedule of investments
September 30, 2023
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Redding, Electric System Revenue, RB
5.000%, 06/01/24	$655	$661
Redding, Electric System Revenue, RB
5.000%, 06/01/25	595	606
Riverside Community College District, GO
Callable 08/01/29 @ 100
4.000%, 08/01/32	380	391
Riverside County, Infrastructure Financing Authority, Ser A, RB
Callable 11/01/26 @ 100
4.000%, 11/01/29	520	522
Riverside County, Public Financing Authority, RB, ETM
5.000%, 11/01/25	235	242
Riverside County, Transportation Commission Sales Tax Revenue, Ser A, RB
Callable 06/01/27 @ 100
5.000%, 06/01/30	155	163
Riverside County, Transportation Commission Sales Tax Revenue, Ser B, RB
Callable 12/01/27 @ 100
5.000%, 06/01/32	345	365
Riverside Redevelopment Agency Successor Agency, Ser A, RB
5.000%, 09/01/27	100	105
Riverside Redevelopment Agency Successor Agency, Ser A, RB
Callable 09/01/28 @ 100
5.000%, 09/01/29	290	308
Riverside Unified School District, Ser C, GO
Callable 08/01/32 @ 100
5.000%, 08/01/34	275	309
San Diego, Association of Governments South Bay Expressway Revenue, Ser A, RB
Callable 07/01/27 @ 100
5.000%, 07/01/28	365	383
San Dieguito Unified High School District, Ser E-2, GO
4.000%, 08/01/30	100	104
San Francisco Bay Area Rapid Transit District, GO
Callable 08/01/29 @ 100
5.000%, 08/01/32	$215	$234
San Francisco Bay Area Rapid Transit District, GO
Callable 08/01/29 @ 100
5.000%, 08/01/33	130	141
San Francisco City & County, Airport Comm-San Francisco International Airport, RB
Callable 05/01/26 @ 100
5.000%, 05/01/29	405	420
San Francisco City & County, Earthquake Saftey, GO
Callable 06/15/29 @ 100
4.000%, 06/15/31	100	103
San Francisco City & County, Public Utilities Commission, Water Revenue, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/27	500	515
San Francisco City & County, Public Utilities Commission, Water Revenue, Ser A, RB
Callable 11/01/24 @ 100
5.000%, 11/01/28	500	506
San Francisco City & County, Public Utilities Commission, Water Revenue, Sub-Ser C, RB
5.000%, 11/01/33	500	569
San Francisco City & County, Public Utilities Commission, Water Revenue, Sub-Ser, RB
Callable 11/01/26 @ 100
4.000%, 11/01/30	1,040	1,049
San Jose, Redevelopment Agency Successor Agency, Sub-Ser B, RB
5.000%, 08/01/27	125	132
San Jose, Redevelopment Agency Successor Agency, Sub-Ser B, RB
Callable 08/01/27 @ 100
5.000%, 08/01/28	500	526
San Mateo County, Joint Powers Financing Authority, Maple Street Correctional Center, RB
Callable 06/15/24 @ 100
5.000%, 06/15/26	1,045	1,053

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 16

schedule of investments
September 30, 2023
City National Rochdale California Tax Exempt Bond Fund (concluded)

Description	Face Amount (000)	Value (000)
Santa Clara Valley, Transportation Authority, Ser B, RB
5.000%, 06/01/26	$200	$208
Santa Monica-Malibu Unified School District, Ser B, GO
Callable 08/01/29 @ 100
4.000%, 08/01/32	120	123
Tahoe-Truckee, Unified School District, Ser B, GO
Callable 08/01/26 @ 100
5.000%, 08/01/28	200	209
Tustin, Unified School District, SPL Tax, BAM
5.000%, 09/01/24	525	530
University of California, Ser BN, RB
5.000%, 05/15/32	500	566
Western Placer Waste Management Authority, RB
5.000%, 06/01/32	100	112
Westlands, Water District, Ser A, RB, AGM
Callable 09/01/26 @ 100
5.000%, 09/01/27	1,035	1,077

Total California		32,450

New York [1.8%]
New York City, Transitional Finance Authority Future Tax Secured Revenue, Sub-Ser E-1, RB
5.000%, 11/01/29	600	645

Total Municipal Bonds
(Cost $34,864)		33,602

Short-Term Investment [0.2%]
SEI Daily Income Trust Government Fund, Cl Institutional, 5.210%**	80,919	81

Total Short-Term Investment
(Cost $81)		81

Repurchase Agreement [4.8%]
Barclays (C)
5.250%, dated 09/29/23, repurchased on 10/02/23, repurchase price $1,700,748 (collateralized by various U.S. Treasury obligations, par values ranging from $1,753,400, 3.750%, 04/15/2026; with a total market value of $1,734,026)	$1,700	$1,700

Total Repurchase Agreement
(Cost $1,700)		1,700

Total Investments [99.0%]
(Cost $36,645)		$35,383

Percentages are based on net assets of $35,750 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2023.

(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(C)	Tri-party Repurchase Agreement.

AGM — Assured Guarantee Municipal

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

Cl — Class

ETM — Escrowed to Maturity

GO — General Obligation

RB — Revenue Bond

Ser — Series

SPL Tax — Special Tax

The following is a list of the inputs used as of September 30, 2023 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$33,602	$—	$33,602
Short-Term Investment	81	—	—	81
Repurchase Agreement	—	1,700	—	1,700
Total Investments in Securities	$81	$35,302	$—	$35,383

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 17

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [97.8%]
Alabama [2.0%]
Black Belt Energy Gas District, Ser B-1, RB
Callable 07/01/27 @ 100
4.000%, 04/01/53(A)	$1,000	$963
Jefferson County, Sewer Revenue, Ser D, RB
Callable 10/25/23 @ 105
6.000%, 10/01/42	9,000	9,344
Jefferson County, Sewer Revenue, Sub-Ser, RB
Callable 10/25/23 @ 105
7.750%, 10/01/46	2,500	2,629
Southeast Energy Authority A Cooperative District, Ser A-1, RB
Callable 09/01/29 @ 100
5.500%, 01/01/53(A)	1,500	1,539
Southeast Energy Authority A Cooperative District, Ser B, RB
Callable 09/01/31 @ 101
4.000%, 12/01/51(A)	5,000	4,651
Tuscaloosa County, Industrial Development Authority, Ser A, RB
Callable 05/01/29 @ 100
5.250%, 05/01/44(B)	3,000	2,605

Total Alabama		21,731

Alaska [0.3%]
Northern Tobacco Securitization, Ser A-CLASS, RB
Callable 06/01/31 @ 100
4.000%, 06/01/50	$3,500	$2,902

Arizona [1.6%]
Arizona State, Industrial Development Authority, RB
Callable 07/01/28 @ 100
5.000%, 07/01/43(B)	310	278
Arizona State, Industrial Development Authority, RB
Callable 07/01/29 @ 100
5.000%, 01/01/54	375	215
Arizona State, Industrial Development Authority, RB
Callable 07/15/29 @ 100
4.000%, 07/15/51(B)	500	348
Arizona State, Industrial Development Authority, RB
Callable 07/15/29 @ 100
4.000%, 07/15/56(B)	225	151
Glendale, Industrial Development Authority, Glencroft Retirement Community, RB
Callable 11/15/26 @ 100
5.250%, 11/15/46	1,000	688
Glendale, Industrial Development Authority, Glencroft Retirement Community, RB
Callable 11/15/26 @ 100
5.250%, 11/15/51	1,850	1,232
Glendale, Industrial Development Authority, Glencroft Retirement Community, RB
Callable 11/15/26 @ 100
5.000%, 11/15/36	600	458
Maricopa County Industrial Development Authority, RB
Callable 07/01/30 @ 100
6.250%, 07/01/53(B)	1,400	1,321
Phoenix, Civic Improvement, Ser A, RB
Callable 07/01/25 @ 100
5.000%, 07/01/45	250	249

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 18

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Phoenix, Industrial Development Authority, Legacy Traditional School Projects, RB
Callable 07/01/25 @ 100
5.000%, 07/01/45(B)	$3,300	$2,935
Pima County, Industrial Development Authority, Noah Webster School Project, RB
Callable 12/15/23 @ 100
7.000%, 12/15/43	1,500	1,505
Sierra Vista, Industrial Development Authority, RB
Callable 06/15/30 @ 100
5.750%, 06/15/53(B)	5,400	5,113
Tempe, Industrial Development Authority, Mirrabella at ASU Project, Ser A, RB
Callable 10/01/27 @ 100
6.125%, 10/01/52(B)	1,200	668
Yavapai County, Industrial Development Authority, Ser A, RB
Callable 03/01/25 @ 100
5.000%, 09/01/34(B)	2,015	1,887

Total Arizona		17,048

Arkansas [0.4%]
Arkansas State, Development Finance Authority, RB, AMT
Callable 09/01/26 @ 103
4.500%, 09/01/49(B)	4,750	4,292

California [7.3%]
California County, Tobacco Securitization Agency, RB
Callable 12/01/30 @ 100
4.000%, 06/01/49	1,000	840
California County, Tobacco Securitization Agency, Sub-Ser A, RB
Callable 10/20/23 @ 24
0.000%, 06/01/46(C)	10,000	2,347
California State, Community Choice Financing Authority, RB
Callable 08/01/32 @ 100
3.000%, 02/01/57(B)	8,500	4,899
California State, Community Choice Financing Authority, Ser B-1-GREEN, RB
Callable 05/01/31 @ 101
4.000%, 02/01/52(A)	$3,750	$3,538
California State, Infrastructure & Economic Development Bank, RB, AMT
Callable 03/01/24 @ 105
8.000%, 01/01/50(A)(B)	5,000	4,994
California State, Infrastructure & Economic Development Bank, RB, AMT
Callable 11/06/23 @ 100
3.650%, 01/01/50(A)(B)	2,100	2,087
California State, Municipal Finance Authority, California Baptist University, Ser A, RB
Callable 11/01/25 @ 100
5.500%, 11/01/45(B)	4,000	3,794
California State, Municipal Finance Authority, RB
Callable 09/01/29 @ 103
5.000%, 09/01/52	875	826
California State, Municipal Finance Authority, RB
Callable 11/01/31 @ 100
4.000%, 11/01/36(B)	2,370	2,066
California State, Municipal Finance Authority, Ser A, RB
Callable 12/01/30 @ 100
5.000%, 12/01/54(B)	875	749
California State, Municipal Finance Authority, Ser A, RB, AGM
Callable 11/01/32 @ 100
5.250%, 11/01/52	1,000	1,031
California State, Municipal Finance Authority, Ser D, RB
Callable 09/01/29 @ 103
6.000%, 09/01/42	2,000	1,957
California State, Pollution Control Financing Authority, Calplant I Project, RB, AMT
Callable 07/01/27 @ 100
8.000%, 07/01/39(B) (D)	5,000	250
California State, Pollution Control Financing Authority, RB, AMT
7.500%, 07/01/32(B) (D)	1,275	166

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 19

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Pollution Control Financing Authority, RB, AMT
Callable 07/01/33 @ 100
5.000%, 07/01/34(B)	$1,000	$1,034
California State, School Finance Authority, RB
Callable 08/01/32 @ 100
5.375%, 08/01/42(B)	500	491
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
6.000%, 10/01/49	1,120	1,077
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
5.875%, 10/01/44	1,000	967
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
5.625%, 10/01/34	575	574
California State, Statewide Communities Development Authority, RB
Callable 06/01/28 @ 100
5.500%, 12/01/58(B)	1,500	1,425
California State, Statewide Communities Development Authority, RB
Callable 06/01/28 @ 100
5.250%, 12/01/43(B)	500	473
California State, Statewide Communities Development Authority, RB
Callable 12/01/24 @ 100
5.250%, 12/01/44	7,380	6,928
City & County of San Francisco California Community Facilities District No. 2016-1, Ser 2021, SPL Tax
Callable 09/01/27 @ 103
4.000%, 09/01/51	1,500	1,152
City & County of San Francisco California Community Facilities District No. 2016-1, SPL Tax
Callable 09/01/28 @ 103
4.000%, 09/01/42(B)	2,250	1,855
City & County of San Francisco California Infrastructure & Revitalization Fing Dist No. 1, SPL Tax
Callable 09/01/32 @ 100
5.000%, 09/01/52(B)	$1,320	$1,140
CMFA Special Finance Agency VII, RB
Callable 08/01/31 @ 100
3.000%, 08/01/56(B)	5,500	3,433
CSCDA Community Improvement Authority, RB
Callable 05/01/32 @ 100
3.250%, 05/01/57(B)	6,430	4,133
CSCDA Community Improvement Authority, RB
Callable 06/01/31 @ 100
3.000%, 06/01/47(B)	3,840	2,555
Golden State, Tobacco Securitization, Sub-Ser B-2, RB
Callable 12/01/31 @ 28
0.000%, 06/01/66(C)	38,000	3,288
Golden State, Tobacco Securitization, Sub-Ser, RB
Callable 12/01/31 @ 100
3.850%, 06/01/50	4,065	3,687
Inland Empire, Tobacco Securitization Authority, RB
Callable 10/20/23 @ 44
0.000%, 06/01/36(C)	12,500	5,427
Orange County Community Facilities District, Ser A, SPL Tax
Callable 08/15/29 @ 103
5.000%, 08/15/52	3,200	3,006
State of California, GO
Callable 09/01/26 @ 100
5.000%, 09/01/27	5,000	5,206

Total California		77,395

Colorado [10.4%]
9th Avenue Metropolitan District No. 2, GO
Callable 12/01/23 @ 103
5.000%, 12/01/48	1,000	840
Amber Creek, Metropolitan District, Ser A, GO
Callable 11/06/23 @ 103
5.125%, 12/01/47	1,041	880

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 20

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Amber Creek, Metropolitan District, Ser A, GO
Callable 11/06/23 @ 103
5.000%, 12/01/37	$715	$648
Banning Lewis Ranch Metropolitan District No. 8, GO
Callable 06/01/26 @ 103
4.875%, 12/01/51(B)	3,500	2,490
Base Village Metropolitan District No. 2, Ser A, GO
Callable 11/06/23 @ 102
5.750%, 12/01/46	3,055	2,929
Broadway Park North Metropolitan District No. 2, GO
Callable 12/01/25 @ 103
5.000%, 12/01/49(B)	1,265	1,084
Broadway Station Metropolitan District No. 2, Ser A, GO
Callable 06/01/24 @ 103
5.000%, 12/01/35	730	570
Broadway Station Metropolitan District No. 3, GO
Callable 06/01/24 @ 103
5.000%, 12/01/49	1,500	1,090
Buffalo Highlands Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.375%, 12/01/48	1,775	1,569
Canyons Metropolitan District No. 5, Ser A, GO
Callable 11/06/23 @ 103
6.125%, 12/01/47	1,000	920
Canyons Metropolitan District No. 5, Ser A, GO
Callable 11/06/23 @ 103
6.000%, 12/01/37	2,000	1,870
Chambers Highpoint Metropolitan District No. 2, GO
Callable 09/01/26 @ 103
5.000%, 12/01/41	515	435
Chambers Highpoint Metropolitan District No. 2, GO
Callable 09/01/26 @ 103
5.000%, 12/01/51	1,505	1,187
City & County of Denver Colorado, RB, AMT
Callable 11/06/23 @ 100
5.000%, 10/01/32	2,000	1,942
Clear Creek Station, Metropolitan District No. 2, Ser A, GO
Callable 11/06/23 @ 103
5.000%, 12/01/47	$1,000	$875
Colorado State, Educational & Cultural Facilities Authority, Aspen Ridge School Project, RB
Callable 07/01/25 @ 100
5.250%, 07/01/46(B)	1,930	1,745
Colorado State, Educational & Cultural Facilities Authority, Aspen Ridge School Project, RB
Callable 07/01/25 @ 100
5.000%, 07/01/36(B)	1,415	1,326
Colorado State, Educational & Cultural Facilities Authority, Charter School Preparatory School Project, RB
Pre-Refunded @ 100
5.250%, 04/01/25(B) (E)	2,655	2,703
Colorado State, Educational & Cultural Facilities Authority, Charter School Preparatory School Project, RB
Pre-Refunded @ 100
5.125%, 04/01/25(B) (E)	1,515	1,540
Colorado State, Health Facilities Authority, RB
Callable 05/15/28 @ 100
5.000%, 11/15/48	2,800	2,805
Colorado State, Health Facilities Authority, Ser A, RB
Callable 05/15/28 @ 103
5.000%, 05/15/35	1,170	975
Colorado State, Health Facilities Authority, Ser A, RB
Callable 05/15/28 @ 103
5.000%, 05/15/49	3,000	2,026
Colorado State, Health Facilities Authority, Ser A, RB
Callable 05/15/28 @ 103
5.000%, 05/15/58	5,145	3,277
Colorado State, Health Facilities Authority, Ser A-, RB
Callable 08/01/29 @ 100
4.000%, 08/01/44	4,155	3,465

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 21

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Colorado State, High Performance Transportation Enterprise, U.S. 36 & I-25 Managed Lanes Project, RB, AMT
Callable 11/06/23 @ 100
5.750%, 01/01/44	$2,000	$2,002
Constitution Heights Metropolitan District, GO
Callable 06/01/25 @ 103
5.000%, 12/01/49	1,260	1,077
Cottonwood Highlands Metropolitan District No. 1, Ser A, GO
Callable 06/01/24 @ 103
5.000%, 12/01/49	1,400	1,184
Denver, International Business Center Metropolitan District No. 1, Ser A, RB
Callable 06/01/24 @ 100
4.000%, 12/01/48	850	655
Denver, International Business Center Metropolitan District No. 1, Sub-Ser B, GO
Callable 06/01/24 @ 103
6.000%, 12/01/48	2,290	2,161
Erie Highlands, Metropolitan District No. 1, GO, BAM
Callable 12/01/30 @ 100
2.250%, 12/01/40	900	573
Erie Highlands, Metropolitan District No. 2, Ser A, GO
Callable 12/01/23 @ 103
5.250%, 12/01/48	5,725	5,010
First Creek Village Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
5.000%, 12/01/39	595	555
First Creek Village Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
5.000%, 08/01/49	1,085	945
First Creek Village Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
3.000%, 12/01/29	500	426
Four Corners Business Improvement District, GO
Callable 09/01/27 @ 103
6.000%, 12/01/52	1,130	972
Green Valley Ranch East Metropolitan District No. 6, Ser A, GO
Callable 09/01/25 @ 103
5.875%, 12/01/50	$1,195	$1,095
Greenways Metropolitan District No. 1, Ser A, GO
Callable 09/01/26 @ 103
4.625%, 12/01/51	3,685	2,440
Jefferson Center, Metropolitan District No. 1, Ser A-2, RB
Callable 12/01/23 @ 103
4.375%, 12/01/47	750	580
Jefferson Center, Metropolitan District No. 1, Ser A-2, RB
Callable 12/01/23 @ 103
4.125%, 12/01/40	575	465
Karl’s Farm Metropolitan District No. 2, Ser A, GO
Callable 09/01/25 @ 103
5.625%, 12/01/50(B)	1,900	1,648
Karl’s Farm Metropolitan District No. 2, Ser A, GO
Callable 09/01/25 @ 103
5.375%, 12/01/40(B)	645	576
Legato Community Authority, Ser A-1, RB
Callable 06/01/26 @ 103
5.000%, 12/01/51	1,025	802
Legato Community Authority, Ser A-2, RB
Callable 06/01/26 @ 101
0.000%, 12/01/51(C)	7,335	4,475
Meadowlark Metropolitan District, Ser A-SENIOR-LIMITED, GO
Callable 09/01/25 @ 103
5.125%, 12/01/50	750	622
Mirabelle Metropolitan District No. 2, Ser A, GO
Callable 03/01/25 @ 103
5.000%, 12/01/49	1,950	1,641
North Holly, Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.500%, 12/01/48	1,755	1,584
North Range Metropolitan District No. 3, Ser A, GO
Callable 12/01/25 @ 103
5.250%, 12/01/50	3,000	2,551

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 22

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Rampart Range Metropolitan District No. 5, RB
Callable 10/01/26 @ 102
4.000%, 12/01/51	$3,725	$2,479
Regional Transportation District, RB
4.000%, 07/15/40	500	449
Senac South Metropolitan District No. 1, Ser A, GO
Callable 12/01/26 @ 103
5.250%, 12/01/51	5,000	4,024
Serenity Ridge, Metropolitan District No. 2, Ser A, GO
Pre-Refunded @ 100
5.125%, 12/01/23(E)	1,000	1,031
Serenity Ridge, Metropolitan District No. 2, Ser A, GO
Pre-Refunded @ 100
5.125%, 12/01/23(E)	550	567
Southglenn, Metropolitan District, GO
Callable 11/06/23 @ 102
5.000%, 12/01/46	1,575	1,365
Spring Hill, Metropolitan District No. 3, Ser A, GO
Callable 12/01/27 @ 103
6.750%, 12/01/52(B)	5,000	4,827
Stone Creek, Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.625%, 12/01/47	2,000	1,836
Trails at Crowfoot Metropolitan District No. 3, Ser ES, GO
Callable 09/01/24 @ 103
5.000%, 12/01/49	3,620	3,028
Verve Metropolitan District No. 1, GO
Callable 03/01/26 @ 103
5.000%, 12/01/51	5,000	3,556
Village at Dry Creek Metropolitan District No. 2, GO
Callable 09/01/24 @ 103
4.375%, 12/01/44	1,536	1,209
Villas Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.125%, 12/01/48	1,246	1,082
Water Valley, Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
5.250%, 12/01/40	545	508
Water Valley, Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
5.000%, 12/01/35	$100	$94
Water Valley, Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
4.000%, 12/01/33	375	324
Water Valley, Metropolitan District No. 02, GO
Callable 12/01/26 @ 100
5.250%, 12/01/40	1,045	975
Water Valley, Metropolitan District No. 02, GO
Callable 12/01/26 @ 100
4.000%, 12/01/33	250	217
Waterview II Metropolitan District, Ser A, GO
Callable 03/01/27 @ 103
5.000%, 12/01/41	980	847
Waterview II Metropolitan District, Ser A, GO
Callable 03/01/27 @ 103
5.000%, 12/01/51	2,500	2,021
Westcreek Metropolitan District No. 2, Ser A, GO
Callable 06/01/24 @ 103
5.375%, 12/01/48	1,300	1,153
Wild Plum Metropolitan District, Ser A, GO
Pre-Refunded @ 100
5.000%, 12/01/24(E)	595	617
Willow Bend Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
5.000%, 12/01/39	600	542
Willow Bend Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
5.000%, 12/01/49	1,000	839
Wyndham Hill Metropolitan District No. 2, Ser A, GO, BAM
Callable 12/01/28 @ 100
4.000%, 12/01/49	1,500	1,232

Total Colorado		108,052

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 23

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Connecticut [0.1%]
Steel Point Infrastructure Improvement District, TA
Callable 04/01/30 @ 100
4.000%, 04/01/51(B)	$1,280	$967

Delaware [0.2%]
Delaware State, Economic Development Authority, Ser V, RB
Callable 10/01/25 @ 100
1.250%, 10/01/45(A)	2,000	1,818

District of Columbia [0.9%]
District of Columbia, Ser A, RB
Callable 09/01/29 @ 100
4.000%, 03/01/39	6,005	5,630
Metropolitan Washington, Airports Authority, Dulles Toll Road Revenue, Sub-Ser, RB
Callable 10/01/29 @ 100
4.000%, 10/01/49	4,965	4,159

Total District of Columbia		9,789

Florida [7.2%]
Alachua County, Health Facilities Authority, RB
Callable 11/15/24 @ 100
6.375%, 11/15/49	5,190	3,460
Capital Trust Agency, RB
Callable 01/01/29 @ 100
5.375%, 07/01/54(B)	1,500	1,311
Capital Trust Agency, RB
Callable 01/01/29 @ 100
5.125%, 07/01/39(B)	1,500	1,366
Capital Trust Agency, RB
Callable 06/15/26 @ 100
5.000%, 06/15/39(B)	3,610	3,232
Capital Trust Agency, RB
Callable 06/15/26 @ 100
4.000%, 06/15/41(B)	2,250	1,724
Charlotte County, Industrial Development Authority, RB, AMT
Callable 10/01/27 @ 100
5.000%, 10/01/49(B)	1,915	1,676
Charlotte County, Industrial Development Authority, RB, AMT
Callable 10/01/31 @ 100
4.000%, 10/01/41(B)	$1,405	$1,119
County of Monroe Florida Airport Revenue, Ser 202, RB, AMT
Callable 10/01/32 @ 100
5.000%, 10/01/52	750	668
County of Osceola Florida Transportation Revenue, Ser A-2, RB
Callable 10/01/29 @ 49
0.000%, 10/01/49(C)	1,325	278
Florida State, Development Finance, RB
Callable 06/15/32 @ 100
5.750%, 06/15/47	2,750	2,704
Florida State, Development Finance, RB
Callable 06/01/27 @ 103
5.250%, 06/01/50(B)	750	586
Florida State, Development Finance, RB
Callable 06/01/28 @ 103
5.000%, 06/01/35(B)	200	181
Florida State, Development Finance, RB
Callable 09/15/27 @ 100
5.000%, 09/15/40(B)	1,045	887
Florida State, Development Finance, RB
Callable 09/15/27 @ 100
5.000%, 09/15/50(B)	1,950	1,521
Florida State, Development Finance, RB
Callable 06/01/28 @ 103
5.000%, 06/01/51(B)	1,750	1,358
Florida State, Development Finance, RB
Callable 06/01/28 @ 103
4.000%, 06/01/46(B)	300	192
Florida State, Development Finance, RB
Callable 06/01/28 @ 103
4.000%, 06/01/55(B)	1,750	1,025
Florida State, Development Finance, RB, AMT
Callable 11/06/23 @ 100
8.000%, 07/01/57(A)(B)	3,000	2,970

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 24

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Florida State, Development Finance, RB, AMT
Callable 01/01/24 @ 107
7.375%, 01/01/49(B)	$5,000	$4,958
Florida State, Development Finance, RB, AMT
Callable 10/03/23 @ 104
7.250%, 07/01/57(A)(B)	3,000	3,120
Florida State, Development Finance, RB, AMT
Callable 04/02/26 @ 100
6.125%, 07/01/32(A)(B)	2,970	2,954
Florida State, Development Finance, RB, AMT
5.250%, 08/01/29(B)	1,375	1,295
Florida State, Development Finance, RB, AMT
Callable 11/06/23 @ 104
5.000%, 05/01/29(B)	3,500	3,263
Florida State, Development Finance, Renaissance Charter School Project, RB
Callable 06/15/25 @ 100
6.125%, 06/15/46(B)	4,930	4,740
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/24 @ 100
6.125%, 06/15/44(B)	3,000	2,939
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/24 @ 100
6.000%, 06/15/34(B)	2,110	2,114
Lakewood Ranch, Stewardship District, SAB
Callable 05/01/27 @ 100
5.250%, 05/01/37	1,810	1,782
Lakewood Ranch, Stewardship District, SPA
Callable 05/01/33 @ 100
6.125%, 05/01/43	1,000	1,001
Lakewood Ranch, Stewardship District, SPA
5.450%, 05/01/33	500	501
Miami-Dade County, Industrial Development Authority, Pinecrest Academy Project, RB
Callable 09/15/24 @ 100
5.250%, 09/15/44	2,500	2,386
Miami-Dade County, Industrial Development Authority, Youth CO-OP Charter Schools Project, Ser A, RB
Callable 09/15/25 @ 100
5.750%, 09/15/35(B)	$1,605	$1,558
Osceola County, Finance Authority, Poinciana Parkway Project, Ser A, RB
Pre-Refunded @ 100
5.375%, 10/01/24(E)	5,000	5,065
Osceola County, Transportation Revenue, Ser A-1, RB
Callable 10/01/29 @ 100
5.000%, 10/01/49	1,045	984
Osceola County, Transportation Revenue, Ser A-1, RB
Callable 10/01/29 @ 100
4.000%, 10/01/54	800	620
Palm Beach County, Health Facilities Authority, RB
Callable 11/15/26 @ 100
5.000%, 11/15/32	1,500	1,507
Palm Beach County, Health Facilities Authority, RB
Callable 06/01/25 @ 103
5.000%, 06/01/55	2,395	1,915
Village Community Development District No. 12, SAB
Callable 05/01/28 @ 100
4.250%, 05/01/43	2,290	1,977
Village Community Development District No. 14, SAB
Callable 05/01/30 @ 100
5.375%, 05/01/42	2,540	2,515
Village Community Development District No. 8, SAB, AGM
Callable 05/01/30 @ 100
4.500%, 05/01/39	2,105	2,093

Total Florida		75,545

Georgia [1.2%]
Atlanta, Airport Passenger Facility Charge, Sub-Ser, RB, AMT
Callable 07/01/29 @ 100
4.000%, 07/01/38	4,000	3,703

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 25

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Gainesville & Hall County, Development Authority, Riverside Military Academy, RB
Callable 03/01/27 @ 100
5.000%, 03/01/47	$4,000	$2,768
Main Street Natural Gas, Ser A, RB
Callable 05/15/29 @ 100
5.000%, 05/15/43	600	577
Main Street Natural Gas, Ser C, RB
Callable 05/01/27 @ 101
4.000%, 08/01/52(A)(B)	4,500	4,243
Savannah, Economic Development Authority, Marshes Skidaway Island Project, RB
Pre-Refunded @ 100
7.250%, 01/01/24(E)	810	816

Total Georgia		12,107

Hawaii [0.1%]
Hawaii State, Department of Budget & Finance, Hawaiian Electric Project, RB, AMT
Callable 03/01/27 @ 100
4.000%, 03/01/37	2,000	1,401

Idaho [0.2%]
Idaho Falls Auditorium District, RB
Callable 05/15/26 @ 102
5.250%, 05/15/51(B)	2,250	2,011

Illinois [11.7%]
Aurora, Tax Increase Revenue, Ser A, RB
5.000%, 12/30/27	600	577
Bridgeview Village, Ser A, GO
Callable 12/01/25 @ 100
5.750%, 12/01/35	2,000	1,955
Bridgeview Village, Ser A, GO
Callable 06/01/24 @ 100
5.500%, 12/01/43	4,880	4,291
Chicago, Board of Education, Ser A, GO
Callable 12/01/30 @ 100
5.000%, 12/01/35	2,300	2,292
Chicago, Board of Education, Ser B, GO
Callable 12/01/27 @ 100
7.000%, 12/01/42(B)	$5,250	$5,539
Chicago, Board of Education, Ser B, GO
Callable 12/01/31 @ 100
4.000%, 12/01/40	2,500	2,080
Chicago, Board of Education, Ser D, GO
Callable 12/01/28 @ 100
5.000%, 12/01/46	2,300	2,081
Chicago, Midway International Airport, Ser A, RB, AMT
Callable 01/01/24 @ 100
5.000%, 01/01/41	485	477
Chicago, Midway International Airport, Ser B, RB
Callable 11/06/23 @ 100
5.000%, 01/01/35	2,000	1,998
Chicago, O’Hare International Airport, RB, AMT
Callable 01/01/32 @ 100
5.000%, 01/01/48	4,750	4,708
Chicago, Ser A, GO
Callable 01/01/27 @ 100
6.000%, 01/01/38	9,000	9,343
Chicago, Ser A, GO
Callable 01/01/29 @ 100
5.500%, 01/01/35	5,000	5,204
Chicago, Ser A, GO
5.000%, 01/01/27	1,750	1,788
Chicago, Ser A, GO
Callable 01/01/24 @ 100
5.000%, 01/01/30	1,000	1,002
Chicago, Ser A, GO
Callable 01/01/29 @ 100
5.000%, 01/01/40	1,500	1,486
Chicago, Ser C, GO
5.000%, 01/01/26	2,000	2,034
County of Cook Illinois, Ser A, GO
Callable 11/15/26 @ 100
5.000%, 11/15/31	2,400	2,470
Illinois State, Finance Authority, Columbia College Chicago, Ser S, RB
Callable 12/01/25 @ 100
4.125%, 12/01/30	1,505	1,421

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 26

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Illinois State, Finance Authority, Presence Health Network, Ser C, RB
Callable 02/15/27 @ 100
5.000%, 02/15/36	$1,935	$1,975
Illinois State, Finance Authority, Presence Health Network, Ser C, RB
Callable 02/15/27 @ 100
5.000%, 02/15/41	1,000	1,007
Illinois State, Finance Authority, RB
Callable 11/15/29 @ 103
6.500%, 05/15/42	1,000	992
Illinois State, Finance Authority, RB
Callable 11/15/29 @ 103
6.500%, 05/15/47	1,000	973
Illinois State, Finance Authority, RB
Callable 01/01/30 @ 102
6.375%, 01/01/48(B)	4,330	4,076
Illinois State, Finance Authority, RB
Callable 09/01/29 @ 100
5.000%, 09/01/40	250	217
Illinois State, Finance Authority, RB
Callable 12/01/29 @ 100
5.000%, 12/01/44	2,175	1,998
Illinois State, Finance Authority, RB
Callable 09/01/32 @ 100
5.000%, 03/01/52	830	694
Illinois State, Finance Authority, RB
Callable 04/01/31 @ 100
4.000%, 10/01/32	400	351
Illinois State, Finance Authority, RB
Callable 04/01/31 @ 100
4.000%, 10/01/33	350	304
Illinois State, Finance Authority, RB
Callable 09/01/29 @ 100
4.000%, 09/01/37	350	279
Illinois State, Finance Authority, RB
Callable 04/01/31 @ 100
4.000%, 10/01/38	230	180
Illinois State, Finance Authority, RB
Callable 10/01/30 @ 100
4.000%, 10/01/40	$4,250	$3,567
Illinois State, Finance Authority, Ser A, RB
Callable 10/01/28 @ 101
6.125%, 04/01/49(B)	4,995	4,403
Illinois State, Finance Authority, Ser A, RB
Callable 10/01/28 @ 101
6.000%, 04/01/38(B)	2,195	2,003
Illinois State, Finance Authority, Ser A, RB
Callable 05/15/25 @ 100
5.000%, 11/15/38	1,010	988
Illinois State, Finance Authority, Ser A, RB
Callable 11/01/26 @ 103
5.000%, 11/01/49	2,000	1,535
Illinois State, Finance Authority, Ser B-1, RB
Callable 05/15/24 @ 100
5.000%, 05/15/50(A)	1,500	1,504
Illinois State, Finance Authority, Ser S, RB
Callable 12/01/25 @ 100
5.000%, 12/01/37	2,425	2,309
Illinois State, Finance Authority, Wesleyan University, RB
Callable 09/01/26 @ 100
4.000%, 09/01/41	6,640	5,548
Illinois State, GO
Callable 05/01/24 @ 100
5.000%, 05/01/27	5,000	5,004
Illinois State, GO
Callable 05/01/24 @ 100
5.000%, 05/01/31	5,000	4,995
Illinois State, GO
Callable 05/01/24 @ 100
5.000%, 05/01/35	5,000	4,946
Illinois State, Housing Development Authority, Stonebridge Gurnee Project, Ser A, RB
Callable 01/01/26 @ 100
5.600%, 01/01/56(B)	5,200	3,434
Morton Grove, Tax Increment Revenue, RB
Callable 01/01/26 @ 100
5.000%, 01/01/39	2,000	1,776

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 27

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Morton Grove, Tax Increment Revenue, RB
Callable 01/01/26 @ 100
4.250%, 01/01/29	$785	$738
Romeoville Village, Lewis University, Ser B, RB
Callable 04/01/25 @ 100
4.125%, 10/01/41	2,415	1,990
Southwestern Illinois, Development Authority, Collinsville Project, RB
Callable 11/06/23 @ 100
5.350%, 03/01/31	75	49
State of Illinois, GO
5.000%, 02/01/26	1,000	1,019
Upper Illinois River Valley Development Authority, RB
Callable 12/01/28 @ 100
5.000%, 12/01/48	2,000	1,793
Village of Bolingbrook, Special Service Area No. 1, SPL Tax
Callable 03/01/28 @ 100
5.250%, 03/01/41	3,500	3,068
Village of Gilberts, RB
Callable 10/20/23 @ 100
5.000%, 11/15/34	2,419	2,215
Village of Hodgkins, Redevelopment Project Area #4, TA
Callable 01/01/27 @ 100
5.625%, 01/01/37	4,705	4,410
Village of Lincolnwood Il, Ser A, RB
Callable 11/10/26 @ 100
4.820%, 01/01/41(B)	2,415	2,082
Village of Matteson Illinois, GO
Callable 12/01/26 @ 100
6.500%, 12/01/35	965	988
Village of Villa Park Illinois, TA
Callable 12/31/28 @ 100
0.000%, 12/31/38(C)	1,680	1,224

Total Illinois		125,380

Indiana [1.4%]
Anderson Indiana, RB
Callable 01/01/27 @ 102
5.375%, 01/01/40(B)	2,745	2,100
Anderson Indiana, RB
5.000%, 01/01/25	250	244
Indiana State, Finance Authority, RB, AMT
Callable 11/01/30 @ 100
6.750%, 05/01/39	$1,750	$1,883
Indiana State, Finance Authority, Ser A-, RB
4.250%, 11/01/30	2,500	2,432
Indiana State, Housing & Community Development Authority, Ser A, RB
Callable 04/01/29 @ 102
5.250%, 04/01/41(B)	5,750	4,354
Lafayette City, Finance Authority, Glasswater Creek Project, RB
Callable 07/01/26 @ 101
5.800%, 01/01/37	3,310	2,764
Terre Haute, Westminster Village Project, RB
Callable 11/06/23 @ 100
6.000%, 08/01/39	2,355	1,380

Total Indiana		15,157

Iowa [0.5%]
Iowa State, Finance Authority, Child Serve Project, Ser B, RB
Callable 06/01/25 @ 100
5.000%, 06/01/36	2,000	1,766
Iowa State, Tobacco Settlement Authority, Sub-Ser B, RB
Callable 06/01/31 @ 26
0.000%, 06/01/65(C)	14,000	1,336
PEFA, RB
Callable 06/01/26 @ 101
5.000%, 09/01/49(A)	2,000	1,995

Total Iowa		5,097

Kansas [0.5%]
University of Kansas Hospital Authority, RB
Pre-Refunded @ 100
4.000%, 03/01/27(E)	1,330	1,341
University of Kansas Hospital Authority, RB
Callable 03/01/27 @ 100
4.000%, 03/01/42	1,170	1,067
Wichita City, Masonic Home, Ser II-A, RB
Callable 12/01/26 @ 100
5.375%, 12/01/46(D)	1,500	315

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 28

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Wichita City, Masonic Home, Ser II-A, RB
Callable 12/01/26 @ 100
5.250%, 12/01/36(D)	$500	$105
Wyandotte County, Kansas City Unified Government, RB
Callable 09/01/25 @ 100
5.750%, 09/01/32	4,080	3,636

Total Kansas		6,464

Kentucky [0.7%]
County of Trimble Kentucky, RB, AMT
1.300%, 09/01/44(A)	1,000	849
Henderson Kentucky, RB, AMT
Callable 01/01/32 @ 100
4.700%, 01/01/52(B)	500	455
Kentucky State, Economic Development Finance Authority, Masonic Home Independent Living, RB
Callable 05/15/26 @ 100
5.000%, 05/15/46	4,500	3,178
Kentucky State, Economic Development Finance Authority, Ser A-, RB
Callable 08/01/29 @ 100
5.000%, 08/01/44	1,000	972
Kentucky State, Public Energy Authority, Ser B, RB
Callable 10/01/24 @ 100
4.000%, 01/01/49(A)	2,500	2,477

Total Kentucky		7,931

Louisiana [0.9%]
Juban Crossing, Economic Development District, General Infrastructure Project, Ser C, RB
Callable 03/15/25 @ 100
7.000%, 09/15/44(B)	5,450	5,304
Louisiana State, Public Facilities Authority, Pellets Project, RB, AMT
Callable 11/06/23 @ 100
10.500%, 07/01/39(D)	1,435	—
Louisiana State, Public Facilities Authority, Pellets Project, RB, AMT
7.000%, 07/01/24(B) (D)	1,319	—
Louisiana State, Public Facilities Authority, Pellets Project, Ser A, RB, AMT
Callable 07/01/24 @ 100
8.375%, 07/01/39(D)	$3,474	$—
Parish of State John the Baptist Louisiana, RB
2.200%, 06/01/37(A)	4,000	3,739

Total Louisiana		9,043

Maine [0.1%]
Maine State, Financing Authority, Casella Waste Systems Project, RB, AMT
4.375%, 08/01/35(A)(B)	1,000	988

Maryland [2.0%]
Baltimore, Harbor Point Project, RB
Callable 06/01/26 @ 100
5.000%, 06/01/36	1,000	961
Baltimore, RB
Callable 06/01/29 @ 100
3.625%, 06/01/46(B)	1,370	1,028
Baltimore, RB
Callable 06/01/29 @ 100
3.500%, 06/01/39(B)	650	511
Baltimore, Sub-Ser B, RB
Callable 10/25/23 @ 100
3.875%, 06/01/46(B)	350	265
Baltimore, Sub-Ser B, RB
Callable 10/25/23 @ 100
3.700%, 06/01/39(B)	200	158
Baltimore, Sub-Ser, RB
Callable 06/01/31 @ 100
5.000%, 06/01/51	800	718
Baltimore, Sub-Ser, RB
Callable 06/01/31 @ 100
4.875%, 06/01/42	740	677
Brunswick, RB
Callable 01/01/29 @ 100
5.000%, 07/01/36	1,550	1,514
Brunswick, RB
Callable 01/01/29 @ 100
4.000%, 07/01/29	945	902
Frederick County, RB
Callable 07/01/29 @ 100
3.750%, 07/01/39	1,410	1,157

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 29

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
6.100%, 02/15/44	$1,425	$1,396
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
5.800%, 02/15/34	725	714
Howard County, Downtown Columbia Project, Ser A, TA
Callable 02/15/26 @ 100
4.500%, 02/15/47(B)	1,250	1,062
Howard County, Downtown Columbia Project, Ser A, TA
Callable 02/15/26 @ 100
4.375%, 02/15/39(B)	1,000	895
Maryland State, Economic Development, GO
Callable 09/01/30 @ 100
4.000%, 09/01/40	875	732
Maryland State, Economic Development, GO
Callable 09/01/30 @ 100
4.000%, 09/01/50	875	663
Prince George’s County, RB
Callable 07/01/28 @ 100
5.250%, 07/01/48(B)	2,000	1,840
Prince George’s County, RB
Callable 07/01/28 @ 100
5.125%, 07/01/39(B)	1,000	937
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.250%, 07/01/44	3,780	3,786
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.125%, 07/01/39	750	751
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.000%, 07/01/34	1,205	1,209

Total Maryland		21,876

Massachusetts [0.7%]
Massachusetts State, Development Finance Agency, RB
Callable 07/01/28 @ 103
5.000%, 07/01/51(B)	2,500	1,867
Massachusetts State, Development Finance Agency, RB
Callable 07/01/28 @ 103
5.000%, 07/01/56(B)	$1,910	$1,393
Massachusetts State, Development Finance Agency, Ser A, RB
Callable 10/01/26 @ 100
5.000%, 10/01/43	4,905	4,644

Total Massachusetts		7,904

Michigan [2.2%]
Detroit City, GO
Callable 04/01/28 @ 100
5.000%, 04/01/38	625	609
Kalamazoo Economic Development, RB
Callable 05/15/26 @ 103
5.000%, 05/15/37	2,450	2,141
Kalamazoo Economic Development, RB
Callable 05/15/26 @ 103
5.000%, 05/15/42	1,300	1,067
Kalamazoo Economic Development, RB
Callable 08/15/28 @ 103
5.000%, 08/15/51(B)	1,505	1,110
Michigan State, Finance Authority, Hospital Presbyterian Village, RB
Callable 11/15/25 @ 100
5.250%, 11/15/35	2,340	2,090
Michigan State, Finance Authority, Old Redford School Project, Ser A, RB
Callable 11/06/23 @ 100
6.500%, 12/01/40	3,745	3,447
Michigan State, Hospital Finance Authority, Ser Senior CR, RB
Callable 05/15/30 @ 100
5.000%, 11/15/47	4,000	3,970
Michigan State, Public Educational Facilities Authority, Old Redford Project, Ser A, RB
Callable 11/06/23 @ 100
5.875%, 12/01/30	2,000	1,904

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 30

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Michigan State, Strategic Fund, RB
Callable 08/15/28 @ 103
5.000%, 08/15/41(B)	$895	$723
Michigan State, Tobacco Settlement Finance Authority, Ser C, RB
Callable 06/01/33 @ 11
0.000%, 06/01/58(C)	28,000	1,019
State of Michigan Trunk Line Revenue, RB
Callable 11/15/30 @ 100
4.000%, 11/15/39	5,000	4,725

Total Michigan		22,805

Minnesota [0.7%]
Anoka, Housing Revenue Authority, Homestead Project, RB
Callable 11/01/24 @ 103
4.750%, 11/01/35	3,000	2,521
Bethel, Senior Housing Revenue, Lodge at Lakes at Stillwater Project, RB
Callable 11/06/23 @ 102
5.250%, 06/01/58	2,840	2,023
Duluth Economic Development Authority, RB
Callable 07/01/26 @ 103
4.000%, 07/01/41	1,860	1,397
Minneapolis State, Riverton Community Housing Project, RB
Callable 08/01/24 @ 102
5.000%, 08/01/53(B)	500	444
Minneapolis State, Riverton Community Housing Project, RB
Callable 08/01/24 @ 102
4.750%, 08/01/43(B)	1,600	1,401

Total Minnesota		7,786

Missouri [2.6%]
Hanley, Transportation Development, Eager Road Transportation Development District, Ser A, SAB
Callable 11/06/23 @ 100
4.000%, 03/01/42	1,000	774
Hanley, Transportation Development, Eager Road Transportation Development District, Ser A, SAB
Callable 11/06/23 @ 100
3.625%, 03/01/33	$500	$421
Hanley, Transportation Development, Eager Road Transportation Development District, Ser A, SAB
Callable 11/06/23 @ 100
3.000%, 03/01/26	285	270
Kansas City, Industrial Development Authority, Ser A, RB
Callable 04/01/26 @ 100
5.000%, 04/01/36(B)	2,000	1,781
Kirkwood Industrial Development Authority, RB
Callable 05/15/27 @ 100
5.250%, 05/15/30	2,515	2,297
Lees Summit, Industrial Development Authority, John Knox Village, Ser A, RB
Callable 08/15/24 @ 102
5.000%, 08/15/46	2,000	1,536
Lees Summit, Industrial Development Authority, John Knox Village, Ser A, RB
Callable 08/15/24 @ 102
5.000%, 08/15/51	500	370
Lees Summit, Industrial Development Authority, RB
Callable 08/15/25 @ 103
5.000%, 08/15/42	2,400	1,918
Missouri State, Health & Educational Facilities Authority, RB
Callable 08/01/31 @ 100
4.000%, 08/01/36	440	363
Missouri State, Health & Educational Facilities Authority, RB
Callable 08/01/31 @ 100
4.000%, 08/01/41	410	308
St. Louis County, Industrial Development Authority, Manchester Ballas Community, RB
Callable 09/01/24 @ 100
5.250%, 09/01/45(B)	3,000	2,543

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 31

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
St. Louis County, Industrial Development Authority, Manchester Ballas Community, RB
Callable 09/01/24 @ 100
5.000%, 09/01/38(B)	$2,000	$1,754
St. Louis County, Industrial Development Authority, RB
Callable 09/01/25 @ 103
5.250%, 09/01/53	2,000	1,657
St. Louis, Industrial Development Authority, Ballpark Village Development Project, RB
Callable 11/15/26 @ 100
4.375%, 11/15/35	2,250	1,727
St. Louis, Industrial Development Authority, Ballpark Village Development Project, RB
Callable 11/15/26 @ 100
3.875%, 11/15/29	1,225	1,039
St. Louis, Industrial Development Authority, Innovation District Project, TA
Callable 05/15/24 @ 100
4.375%, 05/15/36	2,500	2,246
St. Louis, Industrial Development Authority, RB
Callable 05/15/29 @ 100
5.000%, 05/15/41	3,250	3,044
University City Industrial Development Authority, Ser A, RB
Callable 06/15/33 @ 100
4.875%, 06/15/36	1,900	1,812

Total Missouri		25,860

Nebraska [0.2%]
Central Plains Energy Project, Ser 1, RB
Callable 07/01/29 @ 100
5.000%, 05/01/53(A)	1,750	1,741

Nevada [1.5%]
Henderson Local Improvement Districts, SAB
Callable 09/01/31 @ 100
4.000%, 09/01/51	250	182
Henderson Local Improvement Districts, SAB
Callable 09/01/31 @ 100
3.500%, 09/01/45	$700	$474
Henderson Local Improvement Districts, SPA
Callable 03/01/33 @ 100
5.000%, 03/01/43	930	850
Las Vegas, Finance Authority, RB
Callable 10/25/23 @ 100
4.375%, 06/15/35(B)	2,400	2,101
Las Vegas, Special Improvement District No. 611, RB
Callable 06/01/30 @ 100
4.125%, 06/01/50	870	672
Las Vegas, Special Improvement District No. 612 Skye Hills, GO
Callable 06/01/30 @ 100
3.750%, 06/01/42	745	553
Las Vegas, Special Improvement District No. 612 Skye Hills, GO
Callable 06/01/30 @ 100
3.500%, 06/01/35	200	157
Las Vegas, Special Improvement District No. 812, SAB
Callable 12/01/25 @ 100
5.000%, 12/01/35	895	875
Las Vegas, Special Improvement District No. 814, GO
Callable 06/01/29 @ 100
4.000%, 06/01/44	705	564
Las Vegas, Special Improvement District No. 815, GO
Callable 12/01/30 @ 100
4.750%, 12/01/40	745	670
Las Vegas, Special Improvement District No. 816, SPA
Callable 06/01/31 @ 100
3.125%, 06/01/46	2,290	1,458
Las Vegas, Special Improvement District No. 816, SPA
Callable 06/01/31 @ 100
3.125%, 06/01/51	1,060	632
Las Vegas, Special Improvement District No. 816, SPA
Callable 06/01/31 @ 100
3.000%, 06/01/41	950	644

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 32

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Nevada State, Department of Business & Industry, Green-Fulcrum Sierra Biofuels, RB, AMT
Callable 12/15/27 @ 100
6.250%, 12/15/37(B)	$100	$89
Nevada State, Department of Business & Industry, Ser A, RB
Callable 12/15/25 @ 100
5.000%, 12/15/38(B)	1,000	920
Nevada State, Department of Business & Industry, Sumerset Academy, Ser A, RB
Callable 12/15/25 @ 100
5.000%, 12/15/35(B)	1,595	1,521
Reno Nevada, Sub-Ser, RB
Callable 07/01/38 @ 31
0.000%, 07/01/58(B)(C)	15,500	1,674

Total Nevada		14,036

New Hampshire [0.7%]
New Hampshire, Business Finance Authority, RB
Callable 01/01/26 @ 103
4.000%, 01/01/41	1,000	790
New Hampshire, Business Finance Authority, RB
Callable 01/01/26 @ 103
4.000%, 01/01/51	1,000	713
New Hampshire, Business Finance Authority, Ser A, RB
Callable 07/01/25 @ 103
5.750%, 07/01/54(B)	1,250	1,059
New Hampshire, Business Finance Authority, Ser A, RB
Callable 07/01/25 @ 103
5.625%, 07/01/46(B)	500	429
New Hampshire, Business Finance Authority, Ser B, RB, AMT
Callable 07/01/25 @ 100
3.750%, 07/01/45(A)(B)	5,615	4,141

Total New Hampshire		7,132

New Jersey [2.5%]
New Jersey State, Economic Development Authority, Continental Airlines Project, RB, AMT
Callable 11/06/23 @ 101
5.250%, 09/15/29	$750	$747
New Jersey State, Economic Development Authority, RB
Pre-Refunded @ 100
5.000%, 12/15/28(E)	370	398
New Jersey State, Economic Development Authority, RB
Callable 12/15/28 @ 100
5.000%, 06/15/43	630	633
New Jersey State, Economic Development Authority, RB
Callable 11/01/29 @ 100
4.000%, 11/01/37	1,100	1,034
New Jersey State, Economic Development Authority, RB, AMT
Callable 03/05/24 @ 101
5.625%, 11/15/30	1,000	1,005
New Jersey State, Economic Development Authority, Ser A, RB
Callable 12/15/27 @ 100
5.000%, 06/15/42	1,155	1,157
New Jersey State, Economic Development Authority, Ser A, RB
Callable 12/15/27 @ 100
5.000%, 06/15/47	1,230	1,231
New Jersey State, Transportation Trust Fund Authority, Ser A, RB
Callable 06/15/33 @ 100
5.000%, 06/15/37	2,000	2,104
New Jersey State, Transportation Trust Fund Authority, Ser A, RB
Callable 06/15/33 @ 100
5.000%, 06/15/38	2,000	2,090
New Jersey State, Transportation Trust Fund Authority, Ser AA, RB
Callable 06/15/25 @ 100
5.250%, 06/15/41	5,245	5,265
New Jersey State, Transportation Trust Fund Authority, Ser BB, RB
Callable 12/15/28 @ 100
4.000%, 06/15/37	3,500	3,310

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 33

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
New Jersey State, Transportation Trust Fund Authority, Ser S, RB
Callable 12/15/28 @ 100
5.000%, 06/15/46	$1,000	$1,003
New Jersey State, Transportation Trust Fund Authority, Ser S, RB
Callable 12/15/28 @ 100
4.500%, 06/15/49	4,015	3,703
Tobacco Settlement Financing, Sub-Ser B, RB
Callable 06/01/28 @ 100
5.000%, 06/01/46	2,330	2,166

Total New Jersey		25,846

New Mexico [0.5%]
Farmington New Mexico, RB
1.150%, 06/01/40(A)	3,500	3,406
Lower Petroglyphs, Public Improvement District, RB
Callable 10/01/27 @ 100
5.000%, 10/01/33	500	468
Lower Petroglyphs, Public Improvement District, RB
Callable 10/01/27 @ 100
5.000%, 10/01/38	500	449
Lower Petroglyphs, Public Improvement District, RB
Callable 10/01/27 @ 100
5.000%, 10/01/48	1,750	1,496

Total New Mexico		5,819

New York [4.9%]
Dutchess County, Local Development, Ser A, RB
Callable 07/01/30 @ 100
5.000%, 07/01/45	875	843
Dutchess County, Local Development, Ser A, RB
Callable 07/01/30 @ 100
5.000%, 07/01/51	875	825
Jefferson County, Civic Facility Development, RB
Callable 11/01/27 @ 100
4.000%, 11/01/42	4,500	3,063
Jefferson County, Civic Facility Development, RB
Callable 11/01/27 @ 100
4.000%, 11/01/47	375	239
Metropolitan Transportation Authority, Ser A-1, RB
Callable 05/15/31 @ 100
4.000%, 11/15/49	$3,000	$2,474
Metropolitan Transportation Authority, Ser C-1, RB
Callable 05/15/30 @ 100
4.750%, 11/15/45	2,000	1,860
Metropolitan Transportation Authority, Ser D1, RB
Callable 11/15/30 @ 100
5.000%, 11/15/44	2,450	2,432
Metropolitan Transportation Authority, Sub-Ser A-SUB, RB
Callable 11/15/28 @ 100
5.000%, 11/15/45	690	682
Nassau County, Industrial Development Agency, RB
Callable 10/01/26 @ 107
5.000%, 01/01/58(A)	4,358	1,044
New York City Housing Development, RB, HUD SECT 8
Callable 08/01/31 @ 100
4.800%, 02/01/53	1,000	944
New York City Housing Development, RB, HUD SECT 8
Callable 08/01/31 @ 100
4.600%, 08/01/48	3,000	2,716
New York City Housing Development, RB, HUD SECT 8
Callable 08/01/31 @ 100
4.450%, 08/01/43	2,000	1,842
New York State, Liberty Development, Bank of America Tower, RB
Callable 03/15/29 @ 100
2.800%, 09/15/69	1,000	861
New York State, Transportation Development, American Airlines, RB, AMT
Callable 10/25/23 @ 100
5.000%, 08/01/26	1,535	1,525
New York State, Transportation Development, RB, AMT
Callable 08/01/30 @ 100
5.250%, 08/01/31	1,575	1,592

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 34

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
New York State, Transportation Development, RB, AMT
Callable 01/01/28 @ 100
5.000%, 01/01/36	$5,000	$4,965
New York State, Transportation Development, RB, AMT
Callable 10/01/30 @ 100
5.000%, 10/01/40	2,800	2,682
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/40	1,000	969
Port Authority of New York & New Jersey, Ser 221, RB, AMT
Callable 07/15/30 @ 100
4.000%, 07/15/50	2,000	1,674
TSASC, Ser B, RB
Callable 06/01/27 @ 100
5.000%, 06/01/48	6,000	5,202
TSASC, Sub-Ser, RB
Callable 06/01/27 @ 100
5.000%, 06/01/45	4,000	3,531
Westchester, Tobacco Asset Securitization, Ser B, RB
Callable 06/01/27 @ 100
5.000%, 06/01/41	2,485	2,498
Westchester, Tobacco Asset Securitization, Sub-Ser C, RB
Callable 06/01/27 @ 100
5.125%, 06/01/51	7,000	6,903

Total New York		51,366

North Carolina [0.2%]
North Carolina State, Department of Transportation, I-77 Hot Lanes Project, RB, AMT
Callable 06/30/25 @ 100
5.000%, 12/31/37	1,405	1,356
North Carolina State, Medical Care Commission, Ser A, RB
Callable 09/01/27 @ 100
4.000%, 09/01/50	250	174
North Carolina State, Turnpike Authority, RB, ETM
5.000%, 02/01/24	1,000	1,002

Total North Carolina		2,532

North Dakota [0.6%]
Burleigh County, Educational Facilities Revenue, Education Facilities, University of Mary Project, RB
Callable 04/15/26 @ 100
5.200%, 04/15/46	$1,100	$955
County of Grand Forks North Dakota, RB, AMT
Callable 06/15/26 @ 103
7.000%, 12/15/43(B) (D)	5,000	2,500
County of Ward North Dakota, Ser C, RB
Callable 06/01/28 @ 100
5.000%, 06/01/38	4,000	3,298

Total North Dakota		6,753

Ohio [3.4%]
Buckeye Tobacco Settlement, Financing Authority, Ser A-2-Class, RB
Callable 06/01/30 @ 100
4.000%, 06/01/48	3,500	2,956
Buckeye Tobacco Settlement, Financing Authority, Ser B-2, RB
Callable 06/01/30 @ 100
5.000%, 06/01/55	9,345	8,050
Buckeye Tobacco Settlement, Financing Authority, Ser B-3, RB
Callable 06/01/30 @ 22
0.000%, 06/01/57(C)	40,000	3,896
Cleveland-Cuyahoga County Port Authority, TA
Callable 12/01/29 @ 100
4.000%, 12/01/55(B)	250	184
County of Cuyahoga Ohio, RB
Callable 02/15/27 @ 100
5.500%, 02/15/52	3,800	3,593
County of Hamilton Ohio, RB
Callable 01/01/30 @ 103
5.750%, 01/01/53	500	480
Cuyahoga County, RB
Callable 02/15/27 @ 100
5.000%, 02/15/57	5,000	4,388
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 11/06/23 @ 100
5.000%, 02/15/48	250	209

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 35

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Ohio State, Air Quality Development Authority, Pratt Paper Project, RB, AMT
Callable 01/15/28 @ 100
4.500%, 01/15/48(B)	$970	$868
Ohio State, Air Quality Development Authority, Pratt Paper Project, RB, AMT
Callable 01/15/28 @ 100
4.250%, 01/15/38(B)	3,555	3,351
Ohio State, Air Quality Development Authority, RB, AMT
Callable 07/01/29 @ 100
5.000%, 07/01/49(B)	8,250	6,928
Ohio State, Housing Finance Agency, Sanctuary at Springboro Project, RB
Callable 10/01/25 @ 101
5.450%, 01/01/38(B)	2,500	1,852

Total Ohio		36,755

Oklahoma [0.7%]
Oklahoma County, Finance Authority, Epworth Village Project, Ser A, RB
Callable 11/06/23 @ 100
5.125%, 04/01/42(D)	4,000	1,920
Oklahoma State, Development Finance Authority, RB
Callable 08/01/27 @ 100
5.250%, 08/01/57(D)	1,622	2
Oklahoma State, Development Finance Authority, Ser B, RB
Callable 08/15/28 @ 100
5.250%, 08/15/48	1,000	868
Payne County, Economic Development Authority, Epworth Living at the Ranch, RB
Callable 11/01/26 @ 100
6.875%, 11/01/46(D)	3,843	3
Payne County, Economic Development Authority, Epworth Living at the Ranch, RB
Callable 11/01/26 @ 100
6.625%, 11/01/36(D)	1,664	1
Tulsa Airports Improvement Trust, RB, AMT
Callable 06/01/25 @ 100
5.000%, 06/01/35(A)	$4,000	$3,991

Total Oklahoma		6,785

Oregon [0.6%]
Clackamas County, Hospital Facility Authority, Ser A, RB
Callable 11/15/25 @ 102
5.375%, 11/15/55	875	759
Clackamas County, Hospital Facility Authority, Ser A, RB
Callable 11/15/25 @ 102
5.250%, 11/15/50	1,000	868
Hospital Facilities Authority of Multnomah County Oregon, RB
Callable 12/01/28 @ 103
4.000%, 12/01/36	1,180	927
Hospital Facilities Authority of Multnomah County Oregon, RB
Callable 12/01/28 @ 103
4.000%, 12/01/51	5,000	3,178

Total Oregon		5,732

Pennsylvania [2.8%]
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB
Callable 05/01/27 @ 100
5.000%, 05/01/42(B)	1,750	1,633
Allentown, Neighborhood Improvement Zone Development Authority, Sub-Ser, RB
Callable 05/01/28 @ 100
5.375%, 05/01/42(B)	3,000	2,892
Allentown, Neighborhood Improvement Zone Development Authority, Sub-Ser, RB
Callable 05/01/28 @ 100
5.125%, 05/01/32(B)	1,500	1,496
Berks County, Industrial Development Authority, RB
Callable 11/01/27 @ 100
4.000%, 11/01/47	3,325	1,883

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 36

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Berks County, Industrial Development Authority, RB
Callable 11/01/27 @ 100
4.000%, 11/01/50	$3,500	$1,979
Chester County Health and Education Facilities Authority, Ser S, RB
Callable 12/01/25 @ 100
5.250%, 12/01/45	1,400	1,096
Chester County, Industrial Development Authority, Woodlands at Graystone Project, RB
Callable 03/01/28 @ 100
5.125%, 03/01/48(B)	700	611
Chester County, Industrial Development Authority, Woodlands at Graystone Project, RB
Callable 03/01/28 @ 100
5.000%, 03/01/38(B)	425	394
Dauphin County, General Authority, Harrisburg University of Science and Technology Project, RB
Callable 10/15/27 @ 100
5.125%, 10/15/41(B)	1,135	866
Dauphin County, General Authority, RB
Callable 10/15/28 @ 100
6.250%, 10/15/53(B)	750	612
Dauphin County, General Authority, RB
Callable 10/15/27 @ 100
5.000%, 10/15/34(B)	3,470	2,952
DuBois, Hospital Authority, RB
Callable 01/15/28 @ 100
4.000%, 07/15/43	2,370	2,004
Franklin County, Industrial Development Authority, RB
Callable 12/01/25 @ 103
5.000%, 12/01/49	780	583
Franklin County, Industrial Development Authority, RB
Callable 12/01/25 @ 103
5.000%, 12/01/54	1,000	723
Pennsylvania State, Economic Development Financing Authority, RB, AMT
Callable 12/31/32 @ 100
5.750%, 06/30/48	625	652
Pennsylvania State, Economic Development Financing Authority, RB, AMT
Callable 12/31/32 @ 100
5.250%, 06/30/53	$1,500	$1,458
Pennsylvania State, Turnpike Commission, Convertible Capital Appreciation Project, Sub-Ser E, RB
Callable 12/01/27 @ 100
6.375%, 12/01/38	2,000	2,153
Pennsylvania State, Turnpike Commission, Ser A, RB
Callable 12/01/24 @ 100
5.000%, 12/01/33	1,500	1,516
Pottsville, Hospital Authority, Schuykill Health System Project, RB
Pre-Refunded @ 100
6.500%, 07/01/24(B) (E)	3,000	3,041
Washington County, Redevelopment Authority, TA
Callable 01/01/28 @ 100
5.000%, 07/01/35	1,235	1,162

Total Pennsylvania		29,706

Rhode Island [0.4%]
Rhode Island State, Health & Educational Building, RB
Callable 05/15/26 @ 100
5.000%, 05/15/39	1,000	947
Rhode Island State, Tobacco Settlement Financing, Ser B, RB
Callable 10/20/23 @ 18
0.000%, 06/01/52(C)	21,270	2,915

Total Rhode Island		3,862

South Carolina [0.2%]
Berkeley County, RB
Callable 11/01/29 @ 100
4.375%, 11/01/49	2,500	1,925
Berkeley County, SPA
Callable 11/01/29 @ 100
4.000%, 11/01/30	425	390

Total South Carolina		2,315

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 37

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Tennessee [0.5%]
Chattanooga, Health Educational & Housing Facility Board, RB
Callable 10/01/25 @ 100
5.000%, 10/01/35	$1,000	$1,006
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, Ser S, RB
Callable 11/01/25 @ 102
4.000%, 11/01/45	5,000	3,677
Nashville, Metropolitan Development & Housing Agency, RB
Callable 06/01/28 @ 100
5.125%, 06/01/36(B)	900	879
Nashville, Metropolitan Development & Housing Agency, RB
4.500%, 06/01/28(B)	445	437

Total Tennessee		5,999

Texas [7.3%]
Arlington, Higher Education Finance, Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.125%, 03/01/44	2,300	2,188
Arlington, Higher Education Finance, Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.000%, 03/01/34	400	400
Celina, Cambridge Crossing Public Improvement Project, SAB
Callable 09/01/28 @ 100
5.250%, 09/01/47(B)	500	462
Celina, Cambridge Crossing Public Improvement Project, SAB
Callable 09/01/28 @ 100
5.125%, 09/01/38(B)	1,500	1,424
Celina, Sutton Fields II Public Improvement Project, SAB
Callable 03/01/24 @ 102
7.250%, 09/01/45	475	482
Clifton, Higher Education Finance, International Leadership Project, Ser D, RB
Callable 08/15/25 @ 100
6.125%, 08/15/48	$4,245	$4,109
Grand Parkway, Transportation, Toll Revenue, Sub-Ser B, RB
Pre-Refunded @ 100
5.000%, 10/01/23(E)	2,000	2,000
Gulf Coast Authority, Ser B, RB, AMT
1.500%, 05/01/28	1,000	860
Houston, Airport System Revenue, RB, AMT
4.750%, 07/01/24	800	798
Houston, Airport System Revenue, RB, AMT
Callable 07/01/29 @ 100
4.000%, 07/01/41	2,500	2,073
Houston, Airport System Revenue, RB, AMT
Callable 07/15/29 @ 100
4.000%, 07/15/41	3,530	2,926
Houston, Airport System Revenue, Ser B-1, RB, AMT
Callable 07/15/25 @ 100
5.000%, 07/15/35	3,000	2,909
Houston, Airport System Revenue, Ser C, RB, AMT
5.000%, 07/15/27	1,000	994
Houston, Airport System Revenue, United Airlines Project, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/29	3,000	2,951
Lago Vista Texas, RB
Callable 09/01/30 @ 100
4.875%, 09/01/50(B)	275	234
Matagorda County Navigation District No. 1, RB, AMBAC, AMT
5.125%, 11/01/28	1,500	1,516
Mission, Economic Development, RB, AMT
Callable 10/25/23 @ 103
4.625%, 10/01/31(B)	3,250	3,111
New Hope, Cultural Education Facilities Finance, Carillon LifeCare Community Project, RB
Callable 07/01/24 @ 102
5.000%, 07/01/36	3,410	2,774

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 38

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
New Hope, Cultural Education Facilities Finance, Carillon LifeCare Community Project, RB
Callable 07/01/24 @ 102
5.000%, 07/01/46	$1,250	$883
New Hope, Cultural Education Facilities Finance, RB
7.500%, 11/15/36	3,385	2,705
New Hope, Cultural Education Facilities Finance, RB
7.500%, 11/15/37	545	405
New Hope, Cultural Education Facilities Finance, RB
Callable 08/15/31 @ 100
4.000%, 08/15/46(B)	4,385	3,146
New Hope, Cultural Education Facilities Finance, RB
Callable 11/15/26 @ 105
2.000%, 11/15/61(A)	14,026	5,365
New Hope, Cultural Education Facilities Finance, Ser A, RB
Callable 08/15/25 @ 100
5.000%, 08/15/40(B)	4,750	4,154
Newark, Higher Education Finance, Ser A, RB
Callable 08/15/25 @ 100
5.750%, 08/15/45(B)	1,700	1,709
Newark, Higher Education Finance, Ser A, RB
Callable 08/15/25 @ 100
5.500%, 08/15/35(B)	900	910
North Texas, Tollway Authority, Convertible Capital Appreciation Project, Ser C, RB
Pre-Refunded @ 100
7.000%, 09/01/31(E)	5,000	5,971
Port Beaumont Navigation District, RB
Callable 11/06/23 @ 102
6.000%, 01/01/25(B)	1,525	1,435
Port Beaumont Navigation District, RB, AMT
Callable 11/06/23 @ 102
3.625%, 01/01/35(B)	1,000	773
Port Beaumont Navigation District, RB, AMT
Callable 11/06/23 @ 103
2.875%, 01/01/41(B)	750	466
Port Beaumont Navigation District, RB, AMT
Callable 11/06/23 @ 103
2.750%, 01/01/36(B)	$1,000	$684
Port of Beaumont, Industrial Development Authority, RB
Callable 11/06/23 @ 102
4.100%, 01/01/28(B)	6,330	5,005
Sanger, Industrial Development Authority, Texas Pellets Project, Ser B, RB, AMT
Callable 11/06/23 @ 100
8.000%, 07/01/38(D)	4,950	1,163
Tarrant County, Cultural Education Facilities Finance, Northwest Senior Housing Edgemere Project, RB
Callable 05/15/27 @ 100
5.250%, 11/15/47(D)	3,071	—
Tarrant County, Cultural Education Facilities Finance, RB
Callable 02/15/27 @ 100
6.375%, 02/15/52(D)	9,000	4,950
Temple, Ser A-REV, RB
Callable 08/01/25 @ 100
5.000%, 08/01/38	2,000	1,876
Texas State, Department of Housing & Community Affairs, Ser A, RB, GNMA
Callable 09/01/27 @ 100
4.250%, 09/01/43	1,880	1,740
Texas State, Private Activity Bond Surface Transportation, RB, AMT
Callable 06/30/29 @ 100
5.000%, 06/30/58	2,000	1,905
Texas State, Transportation Commission, RB
Callable 02/01/29 @ 73
0.000%, 08/01/36(C)	1,000	508

Total Texas		77,964

Utah [0.4%]
Downtown East Streetcar Sewer Public Infrastructure District, Ser A, GO
Callable 09/01/27 @ 103
6.000%, 03/01/53(B)	2,000	1,796

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 39

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Downtown East Streetcar Sewer Public Infrastructure District, Ser A, GO
Callable 09/01/27 @ 103
5.750%, 03/01/42(B)	$500	$458
Salt Lake City Utah Airport Revenue, Ser A, RB, AMT
Callable 07/01/33 @ 100
5.250%, 07/01/48	750	769
Utah Charter School Finance Authority, RB
Callable 06/15/28 @ 102
5.000%, 06/15/55(B)	1,750	1,492

Total Utah		4,515

Vermont [0.1%]
Vermont State, Economic Development Authority, Casella Waste Systems Project, RB, AMT
4.625%, 04/01/36(A)(B)	1,000	976

Virginia [0.7%]
Cherry Hill, Community Development Authority, Potomac Shores Project, SAB
Callable 03/01/25 @ 100
5.150%, 03/01/35(B)	1,000	1,002
Lower Magnolia Green, Community Development Authority, SAB
Callable 03/01/25 @ 100
5.000%, 03/01/45(B)	3,780	3,357
West Falls Community Development Authority, Ser A, RB
Callable 09/01/32 @ 100
5.375%, 09/01/52(B)	2,125	1,985
Wise County, Industrial Development Authority, Ser A-RE, RB
0.750%, 10/01/40(A)	1,500	1,370

Total Virginia		7,714

Washington [1.2%]
Kalispel Tribe of Indians, Ser A, RB
Callable 01/01/28 @ 100
5.250%, 01/01/38(B)	400	408
Washington State, Health Care Facilities Authority, RB
Callable 01/01/28 @ 100
4.000%, 07/01/42	$3,500	$2,847
Washington State, Health Care Facilities Authority, Ser A-, RB
Callable 08/01/29 @ 100
4.000%, 08/01/44	2,715	2,264
Washington State, Housing Finance Commission, Judson Park Project, RB
Callable 07/01/25 @ 102
5.000%, 07/01/38(B)	325	281
Washington State, Housing Finance Commission, Judson Park Project, RB
Callable 07/01/25 @ 102
5.000%, 07/01/48(B)	2,400	1,874
Washington State, Housing Finance Commission, Rockwood Retirement Community Project, RB
Pre-Refunded @ 100
7.500%, 01/01/24(B) (E)	2,000	2,015
Washington State, Housing Finance Commission, Ser A, RB
Callable 07/01/26 @ 103
5.000%, 01/01/55(B)	4,000	2,832

Total Washington		12,521

West Virginia [0.9%]
South Charleston West Virginia, RB
Callable 06/01/31 @ 100
4.500%, 06/01/50(B)	1,240	890
South Charleston West Virginia, RB
Callable 06/01/31 @ 100
4.250%, 06/01/42(B)	1,435	1,077
West Virginia, Economic Development Authority, RB, AMT
Callable 01/01/25 @ 100
5.000%, 07/01/45(A)	1,190	1,185
West Virginia, Economic Development Authority, Ser S, RB
0.625%, 12/01/38(A)	2,500	2,261

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 40

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
West Virginia, Tobacco Settlement Finance Authority, RB
Callable 12/01/30 @ 100
4.875%, 06/01/49	$5,005	$4,532

Total West Virginia		9,945

Wisconsin [6.5%]
Hartford, Public Finance Authority, RB
Callable 09/01/24 @ 100
5.000%, 09/01/38(B)	1,580	1,326
Pine Lake, Public Finance Authority, RB
Callable 03/01/25 @ 100
5.500%, 03/01/45(B)	3,460	3,302
Pine Lake, Public Finance Authority, RB
Callable 03/01/25 @ 100
5.250%, 03/01/35(B)	1,250	1,248
Public Finance Authority, RB
Pre-Refunded @ 100
5.000%, 04/01/30(B) (E)	100	108
Public Finance Authority, RB
Callable 04/01/30 @ 100
5.000%, 04/01/40(B)	1,175	1,089
Public Finance Authority, RB
Callable 04/01/30 @ 100
5.000%, 04/01/50(B)	1,575	1,364
Public Finance Authority, RB
Callable 02/01/32 @ 100
5.000%, 02/01/62	2,500	2,147
Public Finance Authority, RB
Pre-Refunded @ 100
4.000%, 04/01/32(B) (E)	50	52
Public Finance Authority, RB
Pre-Refunded @ 100
4.000%, 04/01/32(B) (E)	60	62
Public Finance Authority, RB
Callable 07/01/29 @ 100
4.000%, 07/01/51	2,750	1,981
Public Finance Authority, RB
Callable 06/01/27 @ 103
4.000%, 06/01/56(B)	4,000	2,498
Public Finance Authority, RB, AMT
Callable 09/30/31 @ 100
4.000%, 09/30/51	600	441
Public Finance Authority, RB, AMT
Callable 09/30/31 @ 100
4.000%, 03/31/56	$3,290	$2,370
University of Wisconsin Hospitals & Clinics, RB
Callable 10/01/31 @ 100
4.000%, 04/01/51	4,995	4,163
Wisconsin State, Health & Educational Facilities Authority, Dickson Hollow Project, RB
Callable 11/06/23 @ 101
5.500%, 10/01/49	2,500	2,059
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 08/15/24 @ 100
5.000%, 02/15/52(A)	1,500	1,503
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 04/01/27 @ 100
4.000%, 04/01/39	2,500	2,236
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 01/01/27 @ 103
4.000%, 01/01/47	1,680	1,142
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 01/01/27 @ 103
4.000%, 01/01/57	1,920	1,208
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 08/15/31 @ 100
3.000%, 08/15/51	1,610	1,039
Wisconsin State, Health & Educational Facilities Authority, Woodland Hill Senior Housing Project, RB
Callable 11/06/23 @ 102
5.250%, 12/01/49	4,000	3,230
Wisconsin State, Public Finance Authority, Bancroft Neurohealth Project, RB
Callable 06/01/26 @ 100
5.000%, 06/01/36(B)	6,125	5,486

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 41

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Wisconsin State, Public Finance Authority, Bancroft Neurohealth Project, RB
Callable 06/01/26 @ 100
4.625%, 06/01/36(B)	$3,300	$2,835
Wisconsin State, Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.625%, 07/01/44	3,500	3,405
Wisconsin State, Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.375%, 07/01/34	2,000	2,005
Wisconsin State, Public Finance Authority, Cornerstone Christian Project, RB
Callable 02/01/26 @ 100
5.000%, 02/01/36(B)	3,000	2,748
Wisconsin State, Public Finance Authority, National Gypsum, RB, AMT
Callable 08/01/26 @ 100
4.000%, 08/01/35	3,000	2,522
Wisconsin State, Public Finance Authority, RB
Callable 03/01/30 @ 100
5.250%, 03/01/45(B)	3,165	2,627
Wisconsin State, Public Finance Authority, RB
Callable 03/01/30 @ 100
5.250%, 03/01/55(B)	835	656
Wisconsin State, Public Finance Authority, Roseman University Health Sciences, RB
Callable 04/01/25 @ 100
5.875%, 04/01/45	5,000	4,985
Wisconsin State, Public Finance Authority, Senior Trips Obligation Group Project, Ser B, RB, AMT
Callable 11/06/23 @ 100
5.000%, 07/01/42	1,000	924
Wisconsin State, Public Finance Authority, Ser A, RB
Callable 06/15/25 @ 100
5.500%, 06/15/35(B)	3,000	3,001
Wisconsin State, Public Finance Authority, Ser A, RB
Callable 06/15/25 @ 100
5.500%, 06/15/45(B)	$4,280	$3,936

Total Wisconsin		69,698

American Samoa [0.3%]
American Samoa, Economic Development Authority, Ser A, RB
Callable 09/01/25 @ 100
6.625%, 09/01/35	3,000	3,084

Puerto Rico [4.8%]
Children’s Trust Fund, RB
Callable 11/06/23 @ 100
5.625%, 05/15/43	2,000	2,010
Commonwealth of Puerto Rico, Ser A, GO
0.000%, 07/01/24(C)	202	195
Commonwealth of Puerto Rico, Ser A1, GO
5.625%, 07/01/27	2,951	3,029
Commonwealth of Puerto Rico, Ser A1, GO
Callable 07/01/31 @ 103
4.000%, 07/01/33	6,113	5,479
Commonwealth of Puerto Rico, Ser A1, GO
Callable 07/01/31 @ 103
4.000%, 07/01/37	2,957	2,482
Commonwealth of Puerto Rico, Sub-Ser Senior, GO
0.000%, 11/01/51(C)	6,800	3,493
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser A-1, RB
Callable 07/01/28 @ 100
5.000%, 07/01/58	10,167	9,197
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser A-1, RB
Callable 07/01/28 @ 100
4.750%, 07/01/53	1,276	1,128
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser A-1, RB
Callable 07/01/25 @ 100
4.500%, 07/01/34	14,005	13,483

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 42

schedule of investments
September 30, 2023
City National Rochdale Municipal High Income Fund (concluded)

Description	Face Amount (000) /Shares	Value (000)
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser A-1, RB
0.000%, 07/01/24(C)	$784	$759
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser A-2, RB
Callable 07/01/28 @ 100
4.784%, 07/01/58	10,771	9,401
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser A-2, RB
Callable 07/01/28 @ 100
4.536%, 07/01/53	31	26

Total Puerto Rico		50,682

Total Municipal Bonds
(Cost $1,163,361)		1,034,827

Short-Term Investment [1.0%]
SEI Daily Income Trust Government Fund, Cl Institutional, 5.210%**	11,093,198	11,093

Total Short-Term Investment
(Cost $11,093)		11,093

Total Investments [98.8%]
(Cost $1,174,454)		$1,045,920

Percentages are based on net assets of $1,058,242 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2023.

(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2023, the value of these securities amounted to $300,565 (000), representing 28.4% of the net assets of the Fund.

(C)	Zero coupon security.

(D)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(E)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Company

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

Cl — Class

ETM — Escrowed to Maturity

GO — General Obligation

GNMA — Government National Mortgage Association

HUD — Housing Urban Development

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

SPA — Special Assessment

SPL Tax — Special Tax

TA — Tax Allocation

The following is a list of the inputs used as of September 30, 2023, in valuing the Fund’s investments and other financial instruments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,034,827	$—	$1,034,827
Short-Term Investment	11,093	—	—	11,093
Total Investments in Securities	$11,093	$1,034,827	$—	$1,045,920

Amounts designated as “—” are either $0 or have been rounded to $0.

For information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 43

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund

Description	Face Amount (000)(1)		Value (000)
Corporate Bonds [51.5%]
Aerospace / Defense [0.7%]
Boeing
2.196%, 02/04/26		$5,400	$4,959
Spirit AeroSystems
7.500%, 04/15/25(A)		610	598
Spirit AeroSystems
9.375%, 11/30/29(A)		527	537
TransDigm
6.250%, 03/15/26(A)		6,155	6,066
TransDigm
6.750%, 08/15/28(A)		825	812
TransDigm
6.875%, 12/15/30(A)		3,200	3,132

Total Aerospace / Defense			16,104

Airlines [0.3%]
Allegiant Travel
7.250%, 08/15/27(A)		1,935	1,822
American Airlines
11.750%, 07/15/25(A)		1,020	1,096
American Airlines
5.500%, 04/20/26(A)		3,309	3,232
Mileage Plus Holdings
6.500%, 06/20/27(A)		1,069	1,059

Total Airlines			7,209

Airport Develop/Maint [0.2%]
GMR Hyderabad International Airport
4.750%, 02/02/26		3,800	3,585

Appliances [0.0%]
Versuni Group BV
3.125%, 06/15/28	EUR	850	$711

Auto Rent & Lease [0.1%]
Kapla Holding SAS
9.163%, EUR003M + 5.500%, 07/15/27(B)	EUR	350	376
Upbound Group
6.375%, 02/15/29(A)		1,310	1,163

Total Auto Rent & Lease			1,539

Automotive [1.1%]
Adient Global Holdings
4.875%, 08/15/26(A)		1,625	1,533
Clarios Global
6.750%, 05/15/25(A)		159	158
Dana
5.625%, 06/15/28		475	435
Dana Financing Luxembourg Sarl
5.750%, 04/15/25(A)		224	219
Dornoch Debt Merger Sub
6.625%, 10/15/29(A)		1,650	1,364
Ford Motor Credit
4.063%, 11/01/24		2,200	2,130
Ford Motor Credit
5.125%, 06/16/25		1,850	1,790
Ford Motor Credit
3.375%, 11/13/25		1,200	1,115
Ford Motor Credit
6.950%, 03/06/26		2,505	2,501
Ford Motor Credit
5.113%, 05/03/29		1,500	1,373
Ford Motor Credit, MTN
4.389%, 01/08/26		2,100	1,982
IHO Verwaltungs GmbH
4.750%cash/5.500% PIK, 09/15/26(A)		1,350	1,236
IHO Verwaltungs GmbH
6.000%cash/6.750% PIK, 05/15/27(A)		1,350	1,253
IHO Verwaltungs GmbH
6.375%cash/7.125% PIK, 05/15/29(A)		300	271
Panther BF Aggregator 2
8.500%, 05/15/27(A)		3,550	3,540
Real Hero Merger Sub 2
6.250%, 02/01/29(A)		1,500	1,157

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 44

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Standard Profil Automotive GmbH
6.250%, 04/30/26	EUR	968	$785
ZF North America Capital
6.875%, 04/14/28(A)		500	489
ZF North America Capital
7.125%, 04/14/30(A)		325	318

Total Automotive			23,649

Autoparts [0.3%]
Grupo Antolin-Irausa
3.500%, 04/30/28	EUR	650	470
Metalsa Sapi De Cv
3.750%, 05/04/31		1,195	885
3.750%, 05/04/31(A)		7,800	5,774

Total Autoparts			7,129

Banking [0.0%]
Ally Financial
5.750%, 11/20/25		725	704

Banks [3.8%]
Akbank
6.800%, 02/06/26		7,600	7,400
Banca Comerciala Romana, MTN
7.625%, EUR003M + 4.539%, 05/19/27(B)	EUR	2,300	2,503
Banca Transilvania, MTN
8.875%, EUAMDB01 + 5.580%, 04/27/27(B)	EUR	2,882	3,152
Banco Davivienda
6.650%, H15T10Y + 5.097%, 10/22/71(A) (B)		6,000	4,035
Banco de Bogota
6.250%, 05/12/26		2,350	2,241
Banco General
5.250%, H15T10Y + 3.665%, 11/07/71(B)		5,300	4,667
Banco Mercantil del Norte
7.625%, H15T10Y + 5.353%, 10/06/67(B)		5,100	4,692
Banco Mercantil del Norte
6.625%, H15T10Y + 5.034%, 01/24/72(B)		1,085	851
Bancolombia
4.625%, H15T5Y + 2.944%, 12/18/29(B)		6,115	5,265
Bank Hapoalim
3.255%, H15T5Y + 2.155%, 01/21/32(A) (B)		$4,547	$3,876
Bank Nadra Via NDR Finance
8.250%, 06/22/17(C)		631	3
Bank Negara Indonesia Persero
4.300%, H15T5Y + 3.466%, 03/24/72(B)		5,200	4,233
Bank Negara Indonesia Persero, MTN
3.750%, 03/30/26		2,000	1,847
Bank of Montreal
5.203%, 02/01/28		4,400	4,294
BBVA Bancomer
5.125%, H15T5Y + 2.650%, 01/18/33(B)		8,055	6,935
Freedom Mortgage
8.125%, 11/15/24(A)		450	450
Freedom Mortgage
7.625%, 05/01/26(A)		1,315	1,225
Freedom Mortgage
12.000%, 10/01/28(A)		800	814
HDFC Bank
3.700%, H15T5Y + 2.925%, 02/25/72(B)		750	647
ING Bank, MTN
2.571%, 01/01/28	JPY	271,165	1,443
Ipoteka-Bank ATIB
5.500%, 11/19/25		5,425	4,870
NBK Tier 1 Financing 2
4.500%, CMTUSD6Y + 2.832%, 05/27/72(B)		4,125	3,788
Sovcombank Via SovCom Capital DAC
7.600%, H15T5Y + 6.362%, 02/17/72(B)		3,615	—
Toronto-Dominion Bank, MTN
3.766%, 06/06/25		5,500	5,320
Wells Fargo, MTN
3.550%, 09/29/25		5,400	5,162
Yapi ve Kredi Bankasi, MTN
9.250%, 10/16/28(A)		3,950	3,967

Total Banks			83,680

Broadcasting & Cable [0.7%]
Cable One
4.000%, 11/15/30(A)		2,110	1,607

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 45

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
CCO Holdings
7.375%, 03/01/31(A)		$2,913	$2,814
Charter Communications Operating
5.750%, 04/01/48		730	582
CSC Holdings
11.250%, 05/15/28(A)		1,075	1,071
CSC Holdings
6.500%, 02/01/29(A)		2,500	2,072
LCPR Senior Secured Financing DAC
6.750%, 10/15/27		6,250	5,741
6.750%, 10/15/27(A)		1,925	1,768

Total Broadcasting & Cable			15,655

Building & Construction [1.4%]
ACProducts Holdings
6.375%, 05/15/29(A)		915	604
Allegheny Ludlum
6.950%, 12/15/25		470	471
Ashton Woods USA
6.625%, 01/15/28(A)		1,195	1,127
Assemblin Group
8.964%, EUR003M + 5.000%, 07/05/29(B)	EUR	300	317
Brundage-Bone Concrete Pumping Holdings
6.000%, 02/01/26(A)		1,320	1,256
Cemex
5.450%, 11/19/29		3,200	3,031
Cemex
3.875%, 07/11/31		2,100	1,758
Cemex
9.125%, H15T5Y + 5.157%, 06/14/72(A) (B)		1,080	1,124
Cemex
5.125%, H15T5Y + 4.534%, 09/08/72(B)		1,000	936
Dream Finders Homes
8.250%, 08/15/28(A)		558	559
Forestar Group
3.850%, 05/15/26(A)		1,184	1,075
Forestar Group
5.000%, 03/01/28(A)		980	880
HTA Group
7.000%, 12/18/25		5,215	5,013
Installed Building Products
5.750%, 02/01/28(A)		2,588	2,382
New Home
8.250%, 10/15/27(A)		2,665	2,471
Patrick Industries
7.500%, 10/15/27(A)		$1,245	$1,192
Shea Homes
4.750%, 02/15/28		1,450	1,300
Summit Materials
6.500%, 03/15/27(A)		1,450	1,416
Thor Industries
4.000%, 10/15/29(A)		815	671
West China Cement
4.950%, 07/08/26		3,870	2,711
Yuksel Insaat
9.500%, 11/10/15(C)		12,655	127

Total Building & Construction			30,421

Building Materials [0.8%]
American Builders & Contractors Supply
4.000%, 01/15/28(A)		350	310
American Builders & Contractors Supply
3.875%, 11/15/29(A)		400	334
Beacon Roofing Supply
6.500%, 08/01/30(A)		200	194
Camelot Return Merger Sub
8.750%, 08/01/28(A)		975	940
Cornerstone Building Brands
6.125%, 01/15/29(A)		275	208
CP Atlas Buyer
7.000%, 12/01/28(A)		1,575	1,235
Foundation Building Materials
6.000%, 03/01/29(A)		2,757	2,294
GYP Holdings III
4.625%, 05/01/29(A)		1,475	1,271
Interface
5.500%, 12/01/28(A)		825	701
SRS Distribution
6.125%, 07/01/29(A)		1,025	873
SRS Distribution
6.000%, 12/01/29(A)		2,125	1,785
Standard Industries
5.000%, 02/15/27(A)		3,090	2,864
Standard Industries
4.750%, 01/15/28(A)		1,500	1,353
Standard Industries
3.375%, 01/15/31(A)		375	290
White Capital Buyer
6.875%, 10/15/28(A)		1,125	993

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 46

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
White Capital Parent
8.250%cash/9.000% PIK, 03/15/26(A)	$925	$893

Total Building Materials		16,538

Building-Heavy Construct [1.0%]
Andrade Gutierrez International
9.000%cash/10.500% PIK, 12/28/29	45,616	15,737
9.000%cash/10.500% PIK, 12/28/29(A)	854	295
Odebrecht Holdco Finance
0.000%, 09/10/58(D)	13,874	31
Sitios Latinoamerica
5.375%, 04/04/32(A)	7,270	6,259

Total Building-Heavy Construct		22,322

Cable Satellite [1.5%]
CCO Holdings
5.125%, 05/01/27(A)	1,850	1,724
CCO Holdings
5.000%, 02/01/28(A)	1,200	1,090
CCO Holdings
4.500%, 08/15/30(A)	1,125	923
4.500%, 06/01/33(A)	725	555
CCO Holdings
4.250%, 02/01/31(A)	1,425	1,134
4.250%, 01/15/34(A)	900	663
CSC Holdings
5.500%, 04/15/27(A)	1,550	1,327
CSC Holdings
7.500%, 04/01/28(A)	675	440
CSC Holdings
5.750%, 01/15/30(A)	2,150	1,205
CSC Holdings
4.125%, 12/01/30(A)	400	283
CSC Holdings
4.625%, 12/01/30(A)	2,995	1,592
CSC Holdings
3.375%, 02/15/31(A)	400	272
CSC Holdings
4.500%, 11/15/31(A)	975	691
DIRECTV Holdings
5.875%, 08/15/27(A)	1,366	1,210
DISH DBS
7.750%, 07/01/26	1,050	787
DISH DBS
7.375%, 07/01/28	1,125	709
DISH DBS
5.125%, 06/01/29	$1,275	$707
DISH Network
11.750%, 11/15/27(A)	1,950	1,965
Intelsat Jackson Holdings
5.500%, 08/01/23(C)	725	—
Intelsat Jackson Holdings
8.500%, 10/15/24(A) (C)	875	—
Intelsat Jackson Holdings
9.750%, 07/15/25(A) (C)	525	—
Sirius XM Radio
4.000%, 07/15/28(A)	2,040	1,741
Sirius XM Radio
5.500%, 07/01/29(A)	1,250	1,106
Sirius XM Radio
3.875%, 09/01/31(A)	1,425	1,079
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/28(A)	2,600	2,340
UPC Broadband Finco BV
4.875%, 07/15/31(A)	2,300	1,867
Virgin Media Finance
5.000%, 07/15/30(A)	1,025	806
Virgin Media Secured Finance
5.500%, 05/15/29(A)	845	753
Virgin Media Secured Finance
4.500%, 08/15/30(A)	825	681
Vmed O2 UK Financing I
4.750%, 07/15/31(A)	2,280	1,842
Ziggo Bond BV
6.000%, 01/15/27(A)	2,500	2,289

Total Cable Satellite		31,781

Chemicals [1.2%]
Axalta Coating Systems
4.750%, 06/15/27(A)	700	651
Axalta Coating Systems
3.375%, 02/15/29(A)	375	312
Braskem Idesa SAPI
7.450%, 11/15/29	2,100	1,308
Braskem Idesa SAPI
6.990%, 02/20/32	3,750	2,255
Braskem Netherlands Finance BV
8.500%, 01/12/31(A)	2,530	2,507

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 47

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Braskem Netherlands Finance BV
7.250%, 02/13/33(A)		$3,675	$3,387
Element Solutions
3.875%, 09/01/28(A)		1,375	1,187
HB Fuller
4.250%, 10/15/28		775	684
Herens Holdco Sarl
4.750%, 05/15/28(A)		2,125	1,650
Illuminate Buyer
9.000%, 07/01/28(A)		375	355
Indorama Ventures Global Services
4.375%, 09/12/24		5,000	4,825
INEOS Finance
6.750%, 05/15/28(A)		1,180	1,104
Italmatch Chemicals
9.455%, EUR003M + 5.500%, 02/06/28(B)	EUR	937	951
LSF11 A5 HoldCo
6.625%, 10/15/29(A)		950	790
Olympus Water US Holding
7.125%, 10/01/27(A)		375	347
Olympus Water US Holding
4.250%, 10/01/28(A)		1,200	978
Olympus Water US Holding
9.625%, 11/15/28	EUR	600	633
Olympus Water US Holding
9.750%, 11/15/28(A)		325	324
Olympus Water US Holding
6.250%, 10/01/29(A)		1,525	1,178
Polar US Borrower
6.750%, 05/15/26(A)		775	387
SCIL IV LLC / SCIL USA Holdings LLC
9.500%, 07/15/28		210	226
WR Grace Holdings
4.875%, 06/15/27(A)		425	390
WR Grace Holdings
5.625%, 08/15/29(A)		625	505

Total Chemicals			26,934

Coal Mining [0.1%]
Mongolian Mining
0.000%, 10/01/71(D)		1,360	1,140
New World Resources
8.000%, 04/07/20(C)	EUR	1,101	$2
Warrior Met Coal
7.875%, 12/01/28(A)		319	320

Total Coal Mining			1,462

Coatings/Paint [0.1%]
Sherwin-Williams
3.450%, 08/01/25		3,275	3,143

Commercial Serv-Finance [0.0%]
Sabre GLBL
8.625%, 06/01/27(A)		640	544

Commercial Services [0.3%]
Bidvest Group UK
3.625%, 09/23/26		5,625	4,981
Live Nation Entertainment
5.625%, 03/15/26(A)		1,155	1,107
SD International Sukuk, MTN
6.300%, 05/09/22(C)		13,384	17

Total Commercial Services			6,105

Communication & Media [0.4%]
Globo Comunicacao e Participacoes
5.500%, 01/14/32		1,505	1,237
5.500%, 01/14/32(A)		8,525	7,003

Total Communication & Media			8,240

Communications Software [0.1%]
RingCentral
8.500%, 08/15/30(A)		1,160	1,119

Computer System Design & Services [0.2%]
Magnum Holdings
5.375%, 10/31/26(A)		4,900	4,337
Virtusa
7.125%, 12/15/28(A)		350	283

Total Computer System Design & Services			4,620

Computers-Memory Devices [0.0%]
Seagate HDD Cayman
8.250%, 12/15/29(A)		911	935

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 48

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Construction Machinery [0.1%]
H&E Equipment Services
3.875%, 12/15/28(A)	$1,100	$939
Ritchie Bros Holdings
6.750%, 03/15/28(A)	200	200
Terex
5.000%, 05/15/29(A)	680	609
United Rentals North America
5.500%, 05/15/27	424	412
United Rentals North America
4.875%, 01/15/28	600	562
United Rentals North America
4.000%, 07/15/30	350	298

Total Construction Machinery		3,020

Consumer Cyclical Services [0.5%]
Allied Universal Holdco
6.625%, 07/15/26(A)	700	663
Allied Universal Holdco
9.750%, 07/15/27(A)	1,700	1,521
Allied Universal Holdco
6.000%, 06/01/29(A)	1,900	1,417
Cars.com
6.375%, 11/01/28(A)	1,250	1,136
Garda World Security
4.625%, 02/15/27(A)	650	595
Garda World Security
6.000%, 06/01/29(A)	1,650	1,350
Go Daddy Operating
5.250%, 12/01/27(A)	725	684
GW B-CR Security
9.500%, 11/01/27(A)	1,818	1,738
Match Group
5.000%, 12/15/27(A)	1,350	1,245
Match Group
4.625%, 06/01/28(A)	475	426
Signal Parent
6.125%, 04/01/29(A)	912	556

Total Consumer Cyclical Services		11,331

Consumer Products [0.3%]
Acushnet
7.375%, 10/15/28(A)	150	151
BCPE Empire Holdings
7.625%, 05/01/27(A)	2,575	2,445
Edgewell Personal Care
5.500%, 06/01/28(A)	$875	$807
Edgewell Personal Care
4.125%, 04/01/29(A)	400	340
Energizer Holdings
6.500%, 12/31/27(A)	1,000	947
Energizer Holdings
4.750%, 06/15/28(A)	625	540
Energizer Holdings
4.375%, 03/31/29(A)	1,100	918

Total Consumer Products		6,148

Consumer Products & Services [0.2%]
Turkiye Sise ve Cam Fabrikalari
6.950%, 03/14/26	4,650	4,516

Containers & Packaging [0.4%]
Graham Packaging
7.125%, 08/15/28(A)	1,195	1,001
Klabin Austria GmbH
3.200%, 01/12/31	9,700	7,551
Klabin Austria GmbH
7.000%, 04/03/49	655	618

Total Containers & Packaging		9,170

Distribution/Wholesale [0.0%]
Windsor Holdings III
8.500%, 06/15/30(A)	565	557

Diversified Manufacturing [0.2%]
Emerald Debt Merger Sub
6.625%, 12/15/30(A)	1,850	1,782
Gates Global
6.250%, 01/15/26(A)	2,300	2,241
WESCO Distribution
7.250%, 06/15/28(A)	1,000	1,008

Total Diversified Manufacturing		5,031

Drugs [0.7%]
AbbVie
3.800%, 03/15/25	5,400	5,249
Teva Pharmaceutical Finance Netherlands III BV
6.750%, 03/01/28	10,950	10,753

Total Drugs		16,002

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 49

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)

E-Commerce/Products [0.0%]
ANGI Group
3.875%, 08/15/28(A)		$1,025	$802

E-Commerce/Services [0.1%]
Uber Technologies
7.500%, 09/15/27(A)		2,258	2,277

Electric Utilities [1.6%]
Adani Renewable Energy RJ, MTN
4.625%, 10/15/39		5,162	3,753
AES Gener
7.125%, USSW5 + 4.644%, 03/26/79(B)		1,480	1,396
Cikarang Listrindo
4.950%, 09/14/26		2,700	2,576
Greenko Power II
4.300%, 12/13/28		668	571
Mercury Chile Holdco
6.500%, 01/24/27(A)		8,100	7,410
Minejesa Capital BV
4.625%, 08/10/30		3,500	3,110
Minejesa Capital BV
5.625%, 08/10/37(A)		5,300	4,043
Mong Duong Finance Holdings BV
5.125%, 05/07/29		8,560	7,734
Pacific Gas and Electric
4.950%, 07/01/50		1,645	1,222
Star Energy Geothermal Wayang Windu
6.750%, 04/24/33		2,655	2,548

Total Electric Utilities			34,363

Electric-Distribution [0.0%]
Energia Group Roi Financeco DAC
6.875%, 07/31/28	EUR	300	311

Electric-Transmission [0.3%]
Oryx Funding
5.800%, 02/03/31		7,250	6,882

Energy & Power [0.3%]
Continuum Energy Aura Pte
9.500%, 02/24/27(A)		2,390	2,379
Greenko Solar Mauritius
5.950%, 07/29/26		$3,800	$3,539

Total Energy & Power			5,918

Enterprise Software/Serv [0.2%]
Oracle
2.650%, 07/15/26		5,450	5,026

Entertainment & Gaming [1.0%]
CDI Escrow Issuer
5.750%, 04/01/30(A)		1,250	1,129
Melco Resorts Finance
4.875%, 06/06/25		3,600	3,400
Melco Resorts Finance
5.250%, 04/26/26		4,600	4,266
MGM China Holdings
5.250%, 06/18/25		2,700	2,579
Sands China
4.300%, 01/08/26		2,400	2,243
Sands China
3.100%, 03/08/29		8,200	6,785
Wynn Macau
5.500%, 01/15/26(A)		2,525	2,360

Total Entertainment & Gaming			22,762

Finance [0.0%]
Garfunkelux Holdco 3
6.750%, 11/01/25	EUR	450	365
Garfunkelux Holdco 3
7.750%, 11/01/25	GBP	600	551

Total Finance			916

Finance Companies [0.7%]
GTCR W-2 Merger Sub
7.500%, 01/15/31(A)		1,035	1,039
Navient
6.750%, 06/25/25		950	936
Navient
5.000%, 03/15/27		750	674
Navient
5.500%, 03/15/29		1,025	859
Rocket Mortgage
2.875%, 10/15/26(A)		1,275	1,119
Rocket Mortgage
3.625%, 03/01/29(A)		675	558
Rocket Mortgage
3.875%, 03/01/31(A)		1,625	1,296

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 50

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Rocket Mortgage
4.000%, 10/15/33(A)		$875	$661
United Wholesale Mortgage
5.500%, 11/15/25(A)		4,305	4,089
5.500%, 04/15/29(A)		3,606	3,047

Total Finance Companies			14,278

Financial Services [0.8%]
Castlelake Aviation Finance DAC
5.000%, 04/15/27(A)		650	594
CSN Inova Ventures
6.750%, 01/28/28(A)		2,680	2,479
Encore Capital Group
4.250%, 06/01/28	GBP	1,000	976
Genworth Mortgage Holdings
6.500%, 08/15/25(A)		2,371	2,335
Iqera Group SAS
10.281%, EUR003M + 6.500%, 02/15/27(B)	EUR	900	842
Macquarie Airfinance Holdings
8.375%, 05/01/28(A)		560	568
Macquarie Airfinance Holdings
8.125%, 03/30/29(A)		360	360
Midcap Financial Issuer Trust
6.500%, 05/01/28(A)		1,205	1,040
Nationstar Mortgage Holdings
6.000%, 01/15/27(A)		1,780	1,682
Nationstar Mortgage Holdings
5.750%, 11/15/31(A)		660	546
OEC Finance
7.500%, 03/14/72		36	3
OneMain Finance
9.000%, 01/15/29		710	708
PennyMac Financial Services
5.375%, 10/15/25(A)		250	238
PennyMac Financial Services
5.750%, 09/15/31(A)		1,250	1,022
Radian Group
4.500%, 10/01/24		575	558
Radian Group
6.625%, 03/15/25		749	745
Sobha Sukuk
8.750%, 07/17/28		$2,600	$2,532

Total Financial Services			17,228

Food & Beverage [0.3%]
Aramark Services
6.375%, 05/01/25(A)		775	787
BellRing Brands
7.000%, 03/15/30(A)		1,475	1,453
Performance Food Group
4.250%, 08/01/29(A)		1,125	972
Post Holdings
5.750%, 03/01/27(A)		632	607
Post Holdings
5.625%, 01/15/28(A)		1,075	1,016
US Foods
6.875%, 09/15/28(A)		375	374
US Foods
4.750%, 02/15/29(A)		925	827

Total Food & Beverage			6,036

Food, Beverage & Tobacco [1.2%]
Agrosuper
4.600%, 01/20/32(A)		4,410	3,526
BRF
4.875%, 01/24/30		3,955	3,200
Health & Happiness H&H International Holdings
5.625%, 10/24/24		2,500	2,376
Indofood CBP Sukses Makmur
3.398%, 06/09/31		2,700	2,175
Minerva Luxembourg
4.375%, 03/18/31(A)		3,250	2,515
Minerva Luxembourg
8.875%, 09/13/33(A)		2,600	2,579
Pilgrim’s Pride
5.875%, 09/30/27(A)		665	675
Simmons Foods
4.625%, 03/01/29(A)		1,245	1,021
Turning Point Brands
5.625%, 02/15/26(A)		1,915	1,781
Tyson Foods
3.550%, 06/02/27		3,500	3,244
Vector Group
5.750%, 02/01/29(A)		2,630	2,236

Total Food, Beverage & Tobacco			25,328

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 51

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Gaming [1.1%]
Affinity Interactive
6.875%, 12/15/27(A)		$1,075	$911
Allwyn Entertainment Financing UK
7.906%, EUR003M + 4.125%, 02/15/28(B)	EUR	1,500	1,594
Boyd Gaming
4.750%, 12/01/27		1,375	1,266
Caesars Entertainment
4.625%, 10/15/29(A)		625	529
Caesars Entertainment
7.000%, 02/15/30(A)		75	73
Churchill Downs
6.750%, 05/01/31(A)		700	661
Colt Merger Sub
6.250%, 07/01/25(A)		2,530	2,497
Colt Merger Sub
8.125%, 07/01/27(A)		3,160	3,175
Light & Wonder International
7.500%, 09/01/31(A)		625	618
MGM Resorts International
5.500%, 04/15/27		1,310	1,225
Midwest Gaming Borrower
4.875%, 05/01/29(A)		1,200	1,020
Mohegan Tribal Gaming Authority
8.000%, 02/01/26(A)		1,750	1,619
Ontario Gaming GTA
8.000%, 08/01/30(A)		1,000	1,000
Penn Entertainment
5.625%, 01/15/27(A)		250	235
Penn Entertainment
4.125%, 07/01/29(A)		1,710	1,398
Scientific Games Holdings
6.625%, 03/01/30(A)		1,400	1,207
Station Casinos
4.500%, 02/15/28(A)		4,035	3,520
VICI Properties
5.625%, 05/01/24(A)		425	422
VICI Properties
3.500%, 02/15/25(A)		75	72

Total Gaming			23,042

Gas-Distribution [0.0%]
AmeriGas Partners
9.375%, 06/01/28(A)		405	411

Gold Mining [0.6%]
Aris Mining
6.875%, 08/09/26		$6,456	$5,157
Cia de Minas Buenaventura SAA
5.500%, 07/23/26		9,450	8,282

Total Gold Mining			13,439

Healthcare [0.9%]
Avantor Funding
4.625%, 07/15/28(A)		1,975	1,801
CHS
8.000%, 03/15/26(A)		225	214
CHS
5.625%, 03/15/27(A)		750	643
CHS
6.000%, 01/15/29(A)		250	202
CHS
6.875%, 04/15/29(A)		2,100	1,124
CHS
6.125%, 04/01/30(A)		550	280
DaVita
4.625%, 06/01/30(A)		2,685	2,205
Embecta
5.000%, 02/15/30(A)		475	370
Embecta
6.750%, 02/15/30(A)		1,000	818
Garden Spinco
8.625%, 07/20/30(A)		400	417
Global Medical Response
6.500%, 10/01/25(A)		450	305
IQVIA
5.000%, 10/15/26(A)		1,075	1,027
IQVIA
6.500%, 05/15/30(A)		200	196
LifePoint Health
5.375%, 01/15/29(A)		625	438
Medline Borrower
5.250%, 10/01/29(A)		4,375	3,781
MPH Acquisition Holdings
5.500%, 09/01/28(A)		1,105	939
Tenet Healthcare
5.125%, 11/01/27		2,075	1,934
Tenet Healthcare
6.125%, 10/01/28		2,194	2,059
Tenet Healthcare
4.250%, 06/01/29		525	452

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 52

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Tenet Healthcare
6.750%, 05/15/31(A)		$450	$434

Total Healthcare			19,639

Homebuilders/Materials/Construction [0.1%]
Ren10 Holding
8.100%, EUR003M + 4.375%, 02/01/27(B)	EUR	600	634
Victoria
3.625%, 08/24/26	EUR	500	415
Victoria
3.750%, 03/15/28	EUR	300	229

Total Homebuilders/Materials/Construction			1,278

Hotels and Motels [0.2%]
Hilton Grand Vacations Borrower Escrow
5.000%, 06/01/29(A)		775	672
Marriott Ownership Resorts
4.750%, 01/15/28		1,970	1,724
Travel + Leisure
6.625%, 07/31/26(A)		1,155	1,124

Total Hotels and Motels			3,520

Human Resources [0.0%]
House of HR Group BV
9.000%, 11/03/29	EUR	200	206

Independent Energy [1.0%]
Antero Resources
7.625%, 02/01/29(A)		159	161
Antero Resources
5.375%, 03/01/30(A)		775	714
Ascent Resources Utica Holdings
7.000%, 11/01/26(A)		1,710	1,670
Ascent Resources Utica Holdings
9.000%, 11/01/27(A)		200	252
Ascent Resources Utica Holdings
8.250%, 12/31/28(A)		1,685	1,668
Berry Petroleum
7.000%, 02/15/26(A)		550	527
Callon Petroleum
6.375%, 07/01/26		175	172
Callon Petroleum
8.000%, 08/01/28(A)		$890	$891
Callon Petroleum
7.500%, 06/15/30(A)		550	533
Chesapeake Energy
7.000%, 10/01/24(C) (E)		575	11
Chord Energy
6.375%, 06/01/26(A)		500	490
Civitas Resources
8.375%, 07/01/28(A)		1,650	1,679
Civitas Resources
8.750%, 07/01/31(A)		585	597
Comstock Resources
6.750%, 03/01/29(A)		1,835	1,688
Comstock Resources
5.875%, 01/15/30(A)		1,425	1,234
CrownRock
5.625%, 10/15/25(A)		1,400	1,378
Occidental Petroleum
5.875%, 09/01/25		900	895
PDC Energy
5.750%, 05/15/26		770	768
Permian Resources Operating
6.875%, 04/01/27(A)		1,475	1,454
Range Resources
4.875%, 05/15/25		397	385
Range Resources
8.250%, 01/15/29		650	666
Sitio Royalties Operating Partnership
7.875%, 11/01/28(A)		300	301
SM Energy
6.750%, 09/15/26		1,075	1,055
SM Energy
6.625%, 01/15/27		645	632
Southwestern Energy
8.375%, 09/15/28		375	387
Southwestern Energy
5.375%, 03/15/30		300	274
Southwestern Energy
4.750%, 02/01/32		225	193

Total Independent Energy			20,675

Industrial - Other [0.2%]
Madison IAQ
5.875%, 06/30/29(A)		2,475	1,993
Rand Parent
8.500%, 02/15/30(A)		615	569

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 53

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
SPX FLOW
8.750%, 04/01/30(A)		$1,625	$1,503
TK Elevator Holdco GmbH
7.625%, 07/15/28(A)		400	364
Vertical US Newco
5.250%, 07/15/27(A)		850	782

Total Industrial - Other			5,211

Industrial Services [0.0%]
Prime Security Services Borrower
5.250%, 04/15/24(A)		731	726

Insurance [0.1%]
Alliant Holdings Intermediate
6.750%, 04/15/28(A)		1,205	1,163

Insurance - P&C [1.2%]
AmWINS Group
4.875%, 06/30/29(A)		1,800	1,577
Ardonagh Midco 2
11.500%, 01/15/27(A)		2,294	2,243
AssuredPartners
7.000%, 08/15/25(A)		2,090	2,064
AssuredPartners
5.625%, 01/15/29(A)		1,500	1,299
BroadStreet Partners
5.875%, 04/15/29(A)		3,425	3,022
GTCR AP Finance
8.000%, 05/15/27(A)		900	884
HUB International
7.000%, 05/01/26(A)		3,475	3,467
HUB International
5.625%, 12/01/29(A)		2,100	1,829
HUB International
7.250%, 06/15/30(A)		600	599
Jones Deslauriers Insurance Management
8.500%, 03/15/30(A)		875	881
Jones Deslauriers Insurance Management
10.500%, 12/15/30(A)		1,000	1,018
NFP
6.875%, 08/15/28(A)		3,525	3,027
NFP
7.500%, 10/01/30(A)		500	480
Ryan Specialty
4.375%, 02/01/30(A)		400	348
USI
6.875%, 05/01/25(A)		$3,025	$3,002

Total Insurance - P&C			25,740

Internet Connectiv Svcs [0.0%]
United Group BV
8.600%, EUR003M + 4.875%, 02/01/29(A) (B)	EUR	500	522

Investment Bank/Broker-Dealer [0.0%]
NFP
8.500%, 10/01/31(A)		585	586

Investment Companies [0.1%]
Hightower Holding
6.750%, 04/15/29(A)		2,702	2,321

Leisure [0.5%]
Carnival
4.000%, 08/01/28(A)		1,360	1,179
Carnival
7.000%, 08/15/29(A)		175	173
Carnival
10.500%, 06/01/30(A)		1,681	1,731
NCL
5.875%, 03/15/26(A)		550	508
5.875%, 02/15/27(A)		1,580	1,502
NCL
7.750%, 02/15/29(A)		125	116
NCL Finance
6.125%, 03/15/28(A)		200	176
SeaWorld Parks & Entertainment
5.250%, 08/15/29(A)		1,625	1,427
Six Flags Entertainment
7.250%, 05/15/31(A)		1,490	1,399
Viking Cruises
6.250%, 05/15/25(A)		1,140	1,116
VOC Escrow
5.000%, 02/15/28(A)		1,750	1,592

Total Leisure			10,919

Lodging [0.2%]
Hilton Domestic Operating
5.750%, 05/01/28(A)		525	508
Hilton Domestic Operating
3.750%, 05/01/29(A)		925	800

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 54

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Hilton Domestic Operating
3.625%, 02/15/32(A)	$225	$181
RHP Hotel Properties
7.250%, 07/15/28(A)	200	197
Royal Caribbean Cruises
5.500%, 08/31/26(A)	350	331
Royal Caribbean Cruises
5.375%, 07/15/27(A)	2,049	1,896

Total Lodging		3,913

Machinery [0.0%]
Manitowoc
9.000%, 04/01/26(A)	830	828

Marine Services [0.4%]
DP World Salaam
6.000%, H15T5Y + 5.750%, 01/01/72(B)	2,250	2,216
Mersin Uluslararasi Liman Isletmeciligi
5.375%, 11/15/24	7,450	7,272

Total Marine Services		9,488

Media Entertainment [1.1%]
Audacy Capital
6.500%, 05/01/27(A) (C)	2,050	41
Audacy Capital
6.750%, 03/31/29(A) (C)	1,350	25
CMG Media
8.875%, 12/15/27(A)	2,768	2,167
Cumulus Media New Holdings
6.750%, 07/01/26(A)	300	227
Diamond Sports Group
5.375%, 08/15/26(A) (C)	250	5
Gray Escrow II
5.375%, 11/15/31(A)	1,730	1,132
Gray Television
5.875%, 07/15/26(A)	400	359
Gray Television
7.000%, 05/15/27(A)	2,000	1,720
iHeartCommunications
6.375%, 05/01/26	1,279	1,102
iHeartCommunications
8.375%, 05/01/27	3,444	2,479
Lamar Media
4.875%, 01/15/29	1,525	1,380
Nexstar Broadcasting
5.625%, 07/15/27(A)	$1,900	$1,691
Nexstar Broadcasting
4.750%, 11/01/28(A)	275	228
Outfront Media Capital
4.250%, 01/15/29(A)	975	774
Outfront Media Capital
4.625%, 03/15/30(A)	925	727
ROBLOX
3.875%, 05/01/30(A)	1,000	802
Scripps Escrow
5.875%, 07/15/27(A)	315	233
Scripps Escrow II
5.375%, 01/15/31(A)	825	507
Sinclair Television Group
5.125%, 02/15/27(A)	1,375	1,100
Sinclair Television Group
5.500%, 03/01/30(A)	1,200	631
Sinclair Television Group
4.125%, 12/01/30(A)	175	108
Stagwell Global
5.625%, 08/15/29(A)	3,100	2,503
TEGNA
4.625%, 03/15/28	425	368
TEGNA
5.000%, 09/15/29	1,000	840
Univision Communications
8.000%, 08/15/28(A)	100	97
Univision Communications
4.500%, 05/01/29(A)	775	631
Univision Communications
7.375%, 06/30/30(A)	625	571
Urban One
7.375%, 02/01/28(A)	1,500	1,276

Total Media Entertainment		23,724

Medical Labs and Testing Srv [0.1%]
US Acute Care Solutions
6.375%, 03/01/26(A)	1,155	993

Medical Products & Services [0.1%]
Bio City Development
8.000%, 07/06/19(C)	1,000	50
Surgery Center Holdings
10.000%, 04/15/27(A)	150	152
Tenet Healthcare
6.125%, 06/15/30	1,195	1,120

Total Medical Products & Services		1,322

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 55

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Metal-Copper [0.2%]
First Quantum Minerals
7.500%, 04/01/25(A)		$1,400	$1,397
Freeport Indonesia, MTN
5.315%, 04/14/32		2,425	2,199

Total Metal-Copper			3,596

Metal-Iron [0.1%]
TMS International
6.250%, 04/15/29(A)		1,950	1,613

Metals & Mining [0.2%]
Arsenal AIC Parent
8.000%, 10/01/30(A)		1,135	1,129
Cleveland-Cliffs
4.625%, 03/01/29(A)		975	849
Cleveland-Cliffs
6.750%, 04/15/30(A)		200	187
Coeur Mining
5.125%, 02/15/29(A)		1,050	908
Vedanta Resources
6.125%, 08/09/24		1,595	1,005
Vedanta Resources Finance II
8.950%, 03/11/25		1,300	955

Total Metals & Mining			5,033

Midstream [1.0%]
AmeriGas Partners
5.875%, 08/20/26		1,225	1,179
AmeriGas Partners
5.750%, 05/20/27		425	398
Antero Midstream Partners
7.875%, 05/15/26(A)		400	403
Antero Midstream Partners
5.750%, 03/01/27(A)		3,200	3,058
Cheniere Energy
4.625%, 10/15/28		800	738
CNX Midstream Partners
4.750%, 04/15/30(A)		1,200	999
Crestwood Midstream Partners
8.000%, 04/01/29(A)		1,375	1,412
Crestwood Midstream Partners
7.375%, 02/01/31(A)		425	433
DT Midstream
4.375%, 06/15/31(A)		1,500	1,261
EQT Midstream Partners
6.000%, 07/01/25(A)		$248	$244
EQT Midstream Partners
6.500%, 07/01/27(A)		2,820	2,754
6.500%, 07/15/48		350	308
EQT Midstream Partners
5.500%, 07/15/28		2,425	2,276
Hess Midstream Operations
5.125%, 06/15/28(A)		825	759
Holly Energy Partners
5.000%, 02/01/28(A)		800	736
Solaris Midstream Holdings
7.625%, 04/01/26(A)		725	700
Suburban Propane Partners
5.875%, 03/01/27		1,000	955
Suburban Propane Partners
5.000%, 06/01/31(A)		675	563
Targa Resources Partners
6.500%, 07/15/27		1,050	1,058
Targa Resources Partners
5.000%, 01/15/28		500	476
Western Midstream Operating
4.650%, 07/01/26		150	144
Western Midstream Operating
4.750%, 08/15/28		200	187
Western Midstream Operating
5.300%, 03/01/48		625	488

Total Midstream			21,529

Miscellaneous Manufacturing [0.1%]
Anolis Capital Markets PCC
4.150%, 01/01/28	EUR	827	761
Bombardier
7.500%, 03/15/25(A)		317	316

Total Miscellaneous Manufacturing			1,077

Non-Ferrous Metals [0.1%]
Minsur
4.500%, 10/28/31		3,200	2,687

Oil Field Services [0.5%]
Archrock Partners
6.875%, 04/01/27(A)		2,350	2,273
Nabors Industries
7.250%, 01/15/26(A)		1,000	966

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 56

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Nabors Industries
7.375%, 05/15/27(A)		$1,990	$1,925
Precision Drilling
7.125%, 01/15/26(A)		750	742
Precision Drilling
6.875%, 01/15/29(A)		705	667
Transocean Titan Financing
8.375%, 02/01/28(A)		612	623
USA Compression Partners
6.875%, 04/01/26		2,025	1,984
Weatherford International
8.625%, 04/30/30(A)		2,185	2,202

Total Oil Field Services			11,382

Oil-Field Services [0.0%]
ORO SG Pte
12.000%, 12/20/25		8,102	8

Packaging [0.7%]
ARD Finance
6.500% PIK, 06/30/27(A)		2,157	1,628
Ardagh Metal Packaging Finance USA
4.000%, 09/01/29(A)		975	763
Ardagh Packaging Finance
5.250%, 08/15/27(A)		2,475	2,066
Ball
6.875%, 03/15/28		475	478
Ball
6.000%, 06/15/29		675	656
Clydesdale Acquisition Holdings
8.750%, 04/15/30(A)		3,525	3,023
Mauser Packaging Solutions Holding
7.875%, 08/15/26(A)		675	651
Mauser Packaging Solutions Holding
9.250%, 04/15/27(A)		725	634
OI European Group BV
4.750%, 02/15/30(A)		925	805
Owens-Brockway Glass Container
6.375%, 08/15/25(A)		1,475	1,472
Owens-Brockway Glass Container
7.250%, 05/15/31(A)		350	342
Trivium Packaging Finance BV
8.500%, 08/15/27(A)		$2,550	$2,341

Total Packaging			14,859

Packaging / Paper / Forest Products [0.0%]
Kleopatra Finco Sarl
4.250%, 03/01/26	EUR	700	617

Paper [0.1%]
Graphic Packaging International
4.750%, 07/15/27(A)		300	283
Graphic Packaging International
3.500%, 03/15/28(A)		300	265
3.500%, 03/01/29(A)		525	442

Total Paper			990

Paper & Related Products [0.2%]
Domtar
6.750%, 10/01/28(A)		1,030	853
Mativ Holdings
6.875%, 10/01/26(A)		2,315	2,112
Suzano Austria GmbH
5.000%, 01/15/30		2,450	2,238

Total Paper & Related Products			5,203

Petroleum & Fuel Products [5.6%]
California Resources
7.125%, 02/01/26(A)		895	899
Canacol Energy
5.750%, 11/24/28(A)		3,603	2,857
Chesapeake Energy
6.750%, 04/15/29(A)		1,435	1,403
Civitas Resources
5.000%, 10/15/26(A)		951	892
Cosan Luxembourg
7.500%, 06/27/30(A)		2,800	2,779
Cosan Overseas
8.250%, 02/05/72		3,275	3,267
Crestwood Midstream Partners
6.000%, 02/01/29(A)		280	270
Ecopetrol
4.625%, 11/02/31		7,550	5,764
Ecopetrol
8.875%, 01/13/33		1,230	1,202

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 57

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Ecopetrol
5.875%, 05/28/45	$4,500	$2,966
Energian Israel Finance
5.375%, 03/30/28(A)	4,183	3,752
Energy Transfer
4.750%, 01/15/26	3,500	3,406
Energy Transfer
6.625%, US0003M + 4.155%, 02/15/72(B)	805	641
Ensign Drilling
9.250%, 04/15/24(A)	1,700	1,688
Geopark
5.500%, 01/17/27	10,155	8,708
Hilcorp Energy I
6.250%, 11/01/28(A)	2,341	2,196
KazMunayGas National JSC, MTN
5.375%, 04/24/30	2,550	2,315
Kinder Morgan
4.300%, 06/01/25	5,400	5,262
Kinetik Holdings
5.875%, 06/15/30(A)	1,185	1,111
Kosmos Energy
7.125%, 04/04/26	8,600	8,095
Kosmos Energy
7.500%, 03/01/28	500	449
Leviathan Bond
6.500%, 06/30/27(A)	5,341	5,061
Magnolia Oil & Gas Operating
6.000%, 08/01/26(A)	3,585	3,460
Medco Bell Pte
6.375%, 01/30/27	3,285	3,087
Medco Platinum Road Pte
6.750%, 01/30/25	721	719
New Fortress Energy
6.750%, 09/15/25(A)	2,475	2,362
Noble Finance II
8.000%, 04/15/30(A)	1,085	1,099
Nostrum Oil & Gas Finance BV
5.000%, 06/30/26	5,018	3,691
Nostrum Oil & Gas Finance BV
14.000%, 06/30/26	7,280	1,875
Oro Negro Drilling Pte
0.000%, (D) (E)	3,683	—
Oro Negro Drilling Pte
7.500%, 01/24/24(A) (C)	23,137	23
Patterson-UTI Energy
5.150%, 11/15/29	591	538
Petrobras Global Finance BV
5.500%, 06/10/51	$2,600	$1,979
Petroleos de Venezuela
8.500%, 10/27/20(C)	10,470	5,131
Petroleos de Venezuela
9.750%, 05/17/35(C)	8,689	456
Petroleos del Peru
4.750%, 06/19/32	2,900	2,043
Petroleos Mexicanos
10.000%, 02/07/33(A)	1,820	1,620
Petrorio Luxembourg Trading Sarl
6.125%, 06/09/26	850	821
Rockies Express Pipeline
4.950%, 07/15/29(A)	625	557
Rockies Express Pipeline
7.500%, 07/15/38(A)	1,238	1,169
Seadrill Finance
8.375%, 08/01/30(A)	650	662
ShaMaran Petroleum
12.000%, 07/30/25(A)	12,606	11,314
Summit Midstream Holdings
9.000%, 10/15/26(A) (F)	800	768
Tallgrass Energy Partners
7.500%, 10/01/25(A)	1,500	1,496
Talos Production
12.000%, 01/15/26	1,764	1,839
Tengizchevroil Finance International
3.250%, 08/15/30	3,350	2,538
Transocean
8.750%, 02/15/30(A)	594	607
Tullow Oil
7.000%, 03/01/25	6,000	4,632
Valaris
8.375%, 04/30/30(A)	1,094	1,097
Venture Global Calcasieu Pass
6.250%, 01/15/30(A)	595	568
Vital Energy
10.125%, 01/15/28	561	571
Vital Energy
7.750%, 07/31/29(A)	655	610

Total Petroleum & Fuel Products		122,315

Pharmaceuticals [0.2%]
Bausch Health
5.000%, 01/30/28(A)	325	132
5.000%, 02/15/29(A)	300	114

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 58

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Bausch Health
6.250%, 02/15/29(A)		$900	$356
Bausch Health
7.250%, 05/30/29(A)		1,950	780
Bausch Health Americas
8.500%, 01/31/27(A)		750	381
Emergent BioSolutions
3.875%, 08/15/28(A)		1,100	459
Grifols
4.750%, 10/15/28(A)		1,975	1,691
Organon
5.125%, 04/30/31(A)		1,100	882

Total Pharmaceuticals			4,795

Pipelines [0.0%]
Allen Media
10.500%, 02/15/28(A)		835	478

Printing & Publishing [0.0%]
Cimpress
7.000%, 06/15/26		807	755

Real Estate [0.2%]
Emeria SASU
7.750%, 03/31/28	EUR	350	342
PCPD Capital
5.125%, 06/18/26		5,000	3,618

Total Real Estate			3,960

Real Estate Investment Trusts [0.2%]
Brookfield Property REIT
5.750%, 05/15/26(A)		2,322	2,130
MPT Operating Partnership
5.250%, 08/01/26		1,400	1,192
Necessity Retail REIT
4.500%, 09/30/28(A)		1,020	776

Total Real Estate Investment Trusts			4,098

Real Estate Oper/Develop [0.9%]
Country Garden Holdings
5.125%, 01/17/25		2,600	169
Dar Al-Arkan Sukuk
6.875%, 02/26/27		3,525	3,390
Howard Hughes
5.375%, 08/01/28(A)		2,650	2,335
Kaisa Group Holdings
11.700%, 11/11/25(C)		2,021	111
MAF Global Securities
6.375%, H15T5Y + 3.539%, 09/20/72(B)		$5,175	$4,981
Pakuwon Jati
4.875%, 04/29/28		7,800	7,004
Theta Capital Pte
6.750%, 10/31/26		2,000	1,350

Total Real Estate Oper/Develop			19,340

Regional Banks-Non US [0.2%]
Emirates NBD Bank PJSC
6.125%, CMTUSD6Y + 3.656%, 09/20/72(B)		4,500	4,431

Restaurants [0.2%]
1011778 BC ULC
4.000%, 10/15/30(A)		3,600	2,987
KFC Holding
4.750%, 06/01/27(A)		975	926
Yum! Brands
4.750%, 01/15/30(A)		925	831

Total Restaurants			4,744

Retail [1.3%]
Arcos Dorados BV
6.125%, 05/27/29		2,400	2,280
Bath & Body Works
6.950%, 03/01/33		843	755
Bath & Body Works
6.750%, 07/01/36		810	710
BlueLinx Holdings
6.000%, 11/15/29(A)		1,415	1,247
Fertitta Entertainment
6.750%, 01/15/30(A)		1,835	1,496
FirstCash
5.625%, 01/01/30(A)		2,644	2,379
Foot Locker
4.000%, 10/01/29(A)		2,140	1,543
Future Retail
5.600%, 01/22/25(C)		16,200	121
InRetail Consumer
3.250%, 03/22/28		2,600	2,216
Macy’s Retail Holdings
6.125%, 03/15/32(A)		551	457
Macy’s Retail Holdings
5.125%, 01/15/42		700	433
Michaels
5.250%, 05/01/28(A)		1,863	1,487

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 59

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Michaels
7.875%, 05/01/29(A)		$760	$496
QVC
4.450%, 02/15/25		292	256
QVC
5.450%, 08/15/34		3,460	1,538
Vivo Energy Investments BV
5.125%, 09/24/27		8,300	7,594
Walgreens Boots Alliance
3.450%, 06/01/26		3,400	3,150

Total Retail			28,158

Retail (non-food/drug) [0.0%]
eG Global Finance
6.250%, 10/30/25	EUR	832	853

Retailers [0.2%]
Academy
6.000%, 11/15/27(A)		1,050	992
Asbury Automotive Group
4.625%, 11/15/29(A)		1,100	944
Asbury Automotive Group
5.000%, 02/15/32(A)		350	290
Gap
3.625%, 10/01/29(A)		425	315
Gap
3.875%, 10/01/31(A)		450	316
LCM Investments Holdings II
4.875%, 05/01/29(A)		100	85
LCM Investments Holdings II
8.250%, 08/01/31(A)		700	679
William Carter
5.625%, 03/15/27(A)		400	385

Total Retailers			4,006

Security Brokers & Dealers [0.7%]
Bank of America, MTN
4.250%, 10/22/26		5,400	5,131
Citigroup
4.450%, 09/29/27		5,400	5,073
Morgan Stanley, MTN
3.125%, 07/27/26		5,450	5,063

Total Security Brokers & Dealers			15,267

Semi-Conductors [0.0%]
Tunghsu Venus Holdings
7.000%, 06/12/20(C)		$4,275	$257

Services [0.1%]
Castor
9.095%, EUR003M + 5.250%, 02/15/29(B)	EUR	2,275	2,279
Summer BC Holdco B SARL
5.750%, 10/31/26	EUR	500	485

Total Services			2,764

Steel & Steel Works [0.4%]
CAP
3.900%, 04/27/31		6,875	5,059
CSN Islands XI
6.750%, 01/28/28		800	740
CSN Resources
5.875%, 04/08/32(A)		1,075	872
Periama Holdings
5.950%, 04/19/26		2,661	2,523

Total Steel & Steel Works			9,194

Supermarkets [0.1%]
Albertsons
3.250%, 03/15/26(A)		625	579
Albertsons
7.500%, 03/15/26(A)		1,075	1,089
Albertsons
6.500%, 02/15/28(A)		450	445

Total Supermarkets			2,113

Technology [2.2%]
Ams
7.000%, 07/31/25(A)		475	468
AthenaHealth Group
6.500%, 02/15/30(A)		3,425	2,867
Black Knight InfoServ
3.625%, 09/01/28(A)		1,475	1,321
Boxer Parent
9.125%, 03/01/26(A)		1,300	1,296
Capstone Borrower
8.000%, 06/15/30(A)		1,125	1,098
Central Parent
7.250%, 06/15/29(A)		1,800	1,745
Central Parent
8.000%, 06/15/29(A)		200	200

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 60

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Clarivate Science Holdings
3.875%, 07/01/28(A)		$350	$303
Clarivate Science Holdings
4.875%, 07/01/29(A)		1,575	1,342
Cloud Software Group
6.500%, 03/31/29(A)		3,280	2,901
Cloud Software Group
9.000%, 09/30/29(A)		900	782
Coherent
5.000%, 12/15/29(A)		1,950	1,691
Consensus Cloud Solutions
6.000%, 10/15/26(A)		825	759
Consensus Cloud Solutions
6.500%, 10/15/28(A)		1,400	1,193
Dun & Bradstreet
5.000%, 12/15/29(A)		1,075	927
Elastic
4.125%, 07/15/29(A)		1,325	1,128
Entegris Escrow
4.750%, 04/15/29(A)		350	315
Entegris Escrow
5.950%, 06/15/30(A)		3,811	3,535
GoTo Group
5.500%, 09/01/27(A)		1,650	917
HealthEquity
4.500%, 10/01/29(A)		1,525	1,314
Helios Software Holdings
4.625%, 05/01/28(A)		1,400	1,205
Iron Mountain
7.000%, 02/15/29(A)		1,225	1,199
McAfee
7.375%, 02/15/30(A)		3,400	2,847
Millennium Escrow
6.625%, 08/01/26(A)		825	658
NCR
5.000%, 10/01/28(A)		700	627
NCR
5.125%, 04/15/29(A)		1,200	1,057
NCR
5.250%, 10/01/30(A)		1,050	904
NCR Atleos Escrow
9.500%, 04/01/29(A)		700	680
Open Text
3.875%, 02/15/28(A)		1,800	1,572
Rackspace Technology Global
3.500%, 02/15/28(A)		1,000	467
Rackspace Technology Global
5.375%, 12/01/28(A)		1,150	386
Rocket Software
6.500%, 02/15/29(A)		$2,250	$1,856
Science Applications International
4.875%, 04/01/28(A)		400	363
Seagate HDD Cayman
9.625%, 12/01/32(A)		1,816	1,957
Sensata Technologies BV
4.000%, 04/15/29(A)		600	517
Sensata Technologies BV
5.875%, 09/01/30(A)		475	442
SS&C Technologies
5.500%, 09/30/27(A)		1,850	1,745
Synaptics
4.000%, 06/15/29(A)		400	330
TTM Technologies
4.000%, 03/01/29(A)		775	643
Veritas US
7.500%, 09/01/25(A)		650	543
Viavi Solutions
3.750%, 10/01/29(A)		325	265
ZipRecruiter
5.000%, 01/15/30(A)		1,840	1,445

Total Technology			47,810

Technology, Electronics, Software & IT [0.0%]
Cedacri Mergeco SPA
8.424%, EUR003M + 4.625%, 05/15/28(B)	EUR	790	821

Telecommunications [0.3%]
Altice Financing
5.000%, 01/15/28(A)		1,295	1,107
Altice Financing
4.250%, 08/15/29	EUR	900	790
Altice Financing
5.750%, 08/15/29(A)		300	246
Altice France
8.125%, 02/01/27(A)		1,745	1,548
Altice France
3.375%, 01/15/28	EUR	100	78
Altice France
4.000%, 07/15/29	EUR	700	531
Altice France Holding
10.500%, 05/15/27(A)		890	556
Altice France Holding
4.000%, 02/15/28	EUR	475	234
Altice France Holding
6.000%, 02/15/28(A)		325	156

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 61

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Eolo
4.875%, 10/21/28	EUR	400	$279

Total Telecommunications			5,525

Telephones & Telecommunications [2.4%]
Axian Telecom
7.375%, 02/16/27(A)		8,545	7,626
C&W Senior Financing DAC
6.875%, 09/15/27		7,150	6,285
CT Trust
5.125%, 02/03/32(A)		3,195	2,495
Digicel
6.750%, 03/01/23(A)		4,800	120
Frontier Communications Holdings
5.875%, 10/15/27(A)		605	550
Iliad Holding SASU
6.500%, 10/15/26(A)		1,100	1,033
Iliad Holding SASU
7.000%, 10/15/28(A)		1,408	1,282
Internap Holdings LLC
0.000%, (D)		61	9
Level 3 Financing
10.500%, 05/15/30(A)		1,865	1,877
Liberty Costa Rica Senior Secured Finance
10.875%, 01/15/31(A)		2,400	2,406
Oztel Holdings SPC
6.625%, 04/24/28		4,667	4,757
Sixsigma Networks Mexico
7.500%, 05/02/25		4,170	3,666
Telefonica Celular del Paraguay
5.875%, 04/15/27(A)		2,700	2,459
T-Mobile USA
3.750%, 04/15/27		3,250	3,037
Turk Telekomunikasyon
6.875%, 02/28/25		8,270	8,052
Turkcell Iletisim Hizmetleri
5.750%, 10/15/25		2,500	2,412
Viasat
5.625%, 04/15/27(A)		1,865	1,616
Vodafone Group
4.125%, 05/30/25		3,300	3,218

Total Telephones & Telecommunications			52,900

Textile-Products [0.1%]
Golden Legacy Pte. Ltd.
6.875%, 03/27/24(C)		$15,640	$313
Prime Bloom Holdings
6.950%, 07/05/22(C)		16,500	990

Total Textile-Products			1,303

Transportation Services [1.1%]
Adani International Container Terminal Pvt
3.000%, 02/16/31		3,569	2,681
Georgian Railway JSC
4.000%, 06/17/28		5,600	4,847
JSW Infrastructure
4.950%, 01/21/29(A)		4,500	3,952
Royal Caribbean Cruises
7.250%, 01/15/30(A)		1,720	1,705
Rumo Luxembourg Sarl
4.200%, 01/18/32		4,325	3,373
Stena International
6.125%, 02/01/25(A)		1,200	1,182
Transnet SOC
8.250%, 02/06/28(A)		3,680	3,523
Viking Cruises
9.125%, 07/15/31(A)		1,096	1,098
Watco
6.500%, 06/15/27(A)		1,000	950
XPO
6.250%, 06/01/28(A)		600	580

Total Transportation Services			23,891

Utility - Electric [0.4%]
Calpine
5.250%, 06/01/26(A)		289	280
Calpine
4.500%, 02/15/28(A)		925	834
Calpine
5.125%, 03/15/28(A)		625	556
Enviva Partners
6.500%, 01/15/26(A)		1,525	1,243
NRG Energy
5.750%, 01/15/28		1,450	1,360
TerraForm Power Operating
5.000%, 01/31/28(A)		1,125	1,021
TransAlta
7.750%, 11/15/29		100	101
Vistra Operations
5.500%, 09/01/26(A)		1,000	953

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 62

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Vistra Operations
5.625%, 02/15/27(A)	$925	$877
Vistra Operations
7.750%, 10/15/31(A)	880	868

Total Utility - Electric		8,093

Water [0.3%]
Aegea Finance Sarl
6.750%, 05/20/29(A)	4,425	4,080
Aegea Finance Sarl
9.000%, 01/20/31(A)	2,040	2,056

Total Water		6,136

Wireless Communications [0.1%]
Sprint
7.625%, 02/15/25	1,000	1,015

Total Corporate Bonds
Cost ($1,339,492)		1,125,313

Loan Participations [16.0%]
Aerospace and Defense [0.2%]
Delos Aircraft, Term Loan, 1st Lien
7.402%, 10/14/27	770	771
Peraton Corp., Term B Loan, 1st Lien
9.166%, CME Term SOFR + 3.750%, 02/01/28(B)	1,757	1,751
Peraton Corp., Term B-1 Loan, 2nd Lien
13.233%, CME Term SOFR + 7.750%, 02/01/29(B)	508	496
Spirit Aerosystems, Inc. (fka Mid-Western Aircraft Systems, Inc and Onex Wind Finance LP.), 2022 Refinancing Term Loan
8.446%, CME Term SOFR + 4.500%, 04/01/28(B)	224	157
Spirit Aerosystems, Inc., 2022 Refinancing Term Loan, 1st Lien
9.619%, CME Term SOFR + 4.250%, 01/15/27(B)	$639	$637

Total Aerospace and Defense		3,812

Automobile [0.0%]
CWGS Group, LLC, Initial Term Loan, 1st Lien
7.945%, CME Term SOFR + 2.500%, 06/03/28(B)	992	932

Automotive [0.1%]
Autokiniton US Holdings (L&W), Term Loan, 1st Lien
9.931%, 04/06/28(B)	995	973
Phinia Inc., Term Loan B
9.431%, 06/08/28	1,000	1,000

Total Automotive		1,973

Banking [0.0%]
Nexus Buyer LLC, Term Loan, 1st Lien
9.166%, CME Term SOFR + 3.750%, 11/09/26(B)	403	396

Beverage, Food and Tobacco [0.1%]
Naked Juice LLC, Initial Loan, 2nd Lien
11.490%, CME Term SOFR + 6.000%, 01/24/30(B)	670	541
Naked Juice LLC, Initial Term Loan, 1st Lien
8.740%, CME Term SOFR + 3.250%, 01/24/29(B)	558	528
Whole Earth Brands, Inc., Term Loan, 1st Lien
10.040%, CME Term SOFR + 4.500%, 02/05/28(B)	372	335

Total Beverage, Food and Tobacco		1,404

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 63

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Broadcasting and Entertainment [0.8%]
Allen Media, LLC, Initial Term Loan (2021), 1st Lien
11.040%, CME Term SOFR + 5.500%, 02/10/27(B)	$642	$569
Altice Financing S.A., 2022 Refinancing Dollar Commitments, 1st Lien
10.308%, CME Term SOFR + 5.000%, 10/31/27(B)	3,090	3,054
Altice France S.A., EUR Term Loan B, 1st Lien
9.163%, EURIBOR + 5.500%, 08/15/28(B)	1,493	1,441
Altice France S.A., USD Term Loan B, 1st Lien
10.808%, CME Term SOFR + 5.500%, 08/15/28(B)	1,922	1,735
Charter Communications Operating, LLC, Term B-2 Loan, 1st Lien
7.116%, CME Term SOFR + 1.750%, 02/01/27(B)	916	914
CMG Media Corporation, 2021 Term B Loan, 1st Lien
8.990%, CME Term SOFR + 3.500%, 12/17/26(B)	784	715
CSC Holdings, LLC, March 2017 Refinancing Term Loan, 1st Lien
7.697%, Syn LIBOR + 2.250%, 07/17/25(B)	2,067	2,000
DIRECTV Financing, LLC, Closing Date Term Loan, 1st Lien
10.431%, CME Term SOFR + 5.000%, 08/02/27(B)	1,185	1,157
E.W. Scripps Company, The, Tranche B-2 Term Loan, 1st Lien
8.008%, LIBOR + 2.563%, 05/01/26(B)	992	976
Univision Communications Inc., 2021 Replacement Converted First-Lien Term Loan, 1st Lien
8.681%, CME Term SOFR + 3.250%, 03/15/26(B)	$1,798	$1,792
Virgin Media Bristol LLC, Facility Q, 1st Lien
8.697%, CME Term SOFR + 3.250%, 01/31/29(B)	1,825	1,778
Virgin Media Bristol LLC, Facility Y, 1st Lien
8.311%, CME Term SOFR + 3.250%, 03/31/31(B)	200	195
Virgin Media SFA, Term Loan, 1st Lien
0.000%, 12/31/29(G)	1,000	1,040
Ziggo Financing Partnership, Term Loan I Facility, 1st Lien
7.947%, LIBOR + 2.500%, 04/30/28(B)	1,000	976

Total Broadcasting and Entertainment		18,342

Buildings and Real Estate [0.3%]
Apollo Commercial Real Estate Finance, Inc., Initial Term Loan, 1st Lien
8.181%, CME Term SOFR + 2.750%, 05/15/26(B)	659	643
Crown Subsea Communications Holding, Inc., Amendment No. 2 Term Loan, 1st Lien
10.694%, CME Term SOFR + 5.250%, 04/27/27(B)	183	183
Crown Subsea Communications Holding, Inc., Initial Term Loan, 1st Lien
10.444%, CME Term SOFR + 5.000%, 04/27/27(B)	721	723

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 64

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Cushman & Wakefield U.S. Borrower, LLC, 2023-2 Refinancing Term Loan, 1st Lien
9.316%, CME Term SOFR + 4.000%, 01/31/30(B)		$800	$792
Forest City Enterprises, L.P., Replacement Term Loan, 1st Lien
8.931%, CME Term SOFR + 3.500%, 12/08/25(B)		700	630
Griffon Corporation, Term B Loan, 1st Lien
7.791%, CME Term SOFR + 2.500%, 01/19/29(B)		887	886
Mannington Mills, Inc., Tranche B-1 Loan, 1st Lien
9.402%, CME Term SOFR + 3.750%, 08/06/26(B)		991	873
Oscar AcquisitionCo, LLC, Term B Loan, 1st Lien
9.990%, CME Term SOFR + 4.500%, 04/29/29(B)		1,295	1,284
Smyrna Ready Mix Concrete, LLC, Initial Term Loan, 1st Lien
9.666%, CME Term SOFR + 4.250%, 04/02/29(B)		796	797
TAMKO Building Products LLC, 2023 Term Loan, 1st Lien
8.898%, CME Term SOFR + 3.500%, 09/20/30(B)		500	497

Total Buildings and Real Estate			7,308

Business equipment & services [0.0%]
Emerald X, Inc., Initial Term Loan
10.416%, 06/02/26		599	599

Cable [0.1%]
Virgin Media Ireland Limited, Facility B1, 1st Lien
7.138%, EURIBOR + 3.463%, 07/15/29(B)		$1,000	$1,042
Ziggo B.V., Term Loan H Facility, 1st Lien
6.928%, EURIBOR + 3.000%, 01/31/29(B)	EUR	2,000	2,034

Total Cable			3,076

Cargo Transport [0.2%]
Daseke Companies, Inc., Initial Term Loan (2021), 1st Lien
9.431%, CME Term SOFR + 4.000%, 03/09/28(B)		868	856
Dynasty Acquisition Co., Inc., 2023 Specified Refinancing Term B-1 Loan, 1st Lien
9.316%, CME Term SOFR + 4.000%, 08/24/28(B)		1,013	1,010
Dynasty Acquisition Co., Inc., 2023 Specified Refinancing Term B-2 Loan, 1st Lien
9.316%, CME Term SOFR + 4.000%, 08/24/28(B)		434	433
LaserShip, Inc., Initial Loan, 2nd Lien
13.396%, CME Term SOFR + 7.500%, 05/07/29(B)		645	532
LaserShip, Inc., Initial Term Loan, 1st Lien
10.396%, CME Term SOFR + 4.500%, 05/07/28(B)		828	765
Rand Parent, LLC, Term B Loan, 1st Lien
9.640%, CME Term SOFR + 4.250%, 03/17/30(B)		851	823

Total Cargo Transport			4,419

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 65

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Chemicals [0.1%]
Consolidated Energy Limited Term Loan B
8.038%, LIBOR + 2.500%, 05/07/25(B)	$1,797	$1,777
Ravago, Term Loan B, 1st Lien
8.004%, 02/18/28	659	646

Total Chemicals		2,423

Chemicals & plastics [0.0%]
Cyanco Intermediate 2 Corp., Initial Term Loan
10.081%, 06/29/28	1,028	1,029

Chemicals, Plastics and Rubber [1.1%]
ARC Falcon I Inc., Initial Term Loan, 1st Lien
9.181%, LIBOR + 3.750%, 09/22/28(B)	1,968	1,941
Ascend Performance Materials Operations LLC, 2021 Refinancing Term Loan, 1st Lien
10.318%, CME Term SOFR + 4.750%, 08/27/26(B)	995	972
Chemours Company, The, Tranche B-3 US$ Term Loan, 1st Lien
8.816%, CME Term SOFR + 3.500%, 08/18/28(B)	665	657
Cheplapharm Arzneimittel GmbH, Facility B, 1st Lien
7.422%, EURIBOR + 3.750%, 02/22/29(B)	2,000	2,095
Eden S.A.S, Facility B, 1st Lien
8.597%, EURIBOR + 4.625%, 06/22/29(B)	1,000	1,053
Flint Group, Term Loan
0.000%, 12/31/26(G)	633	589
0.000%, 12/31/27(G)	300	211
Granite FR Bidco, Term Loan, 1st Lien
8.934%, 10/17/28	1,000	1,038
Herens Holdco S.a r.l., Facility B (EUR), 1st Lien
7.897%, Euribor + 3.925%, 07/03/28(B)	1,000	947
Herens Holdco S.a r.l., Facility B (USD), 1st Lien
9.415%, CME Term SOFR + 3.925%, 07/03/28(B)	$735	$650
Hexion Holdings Corporation, Initial Term Loan, 1st Lien
10.033%, CME Term SOFR + 4.500%, 03/15/29(B)	411	389
Hexion Holdings Corporation, Initial Term Loan, 2nd Lien
12.856%, CME Term SOFR + 7.438%, 03/15/30(B)	695	563
ILPEA Parent Inc., Term Loan, 1st Lien
9.934%, CME Term SOFR + 4.500%, 06/22/28(B)	574	569
INEOS Enterprises Holdings US Finco LLC, 2030 Tranche B Dollar Term Loan, 1st Lien
9.272%, CME Term SOFR + 3.750%, 07/08/30(B)	580	578
Ineos US Finance LLC, 2030 Dollar Term Loan, 1st Lien
8.916%, CME Term SOFR + 3.500%, 02/18/30(B)	1,461	1,449
Nouryon Finance B.V., Extended Dollar Term Loan, 1st Lien
9.427%, CME Term SOFR + 4.000%, 04/03/28(B)	338	333
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
8.427%, CME Term SOFR + 3.000%, 10/01/25(B)	940	939
PMHC II, Inc., Initial Term Loan, 1st Lien
9.698%, CME Term SOFR + 4.250%, 04/23/29(B)	869	818
Root Bidco Sarl, Term Loan, 1st Lien
9.222%, 09/29/27	1,000	1,055

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 66

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Sirona Bidco, Term Loan, 1st Lien
7.522%, 10/20/28	$2,500	$2,598
Trinseo Materials Operating S.C.A., 2021 Incremental Term Loan, 1st Lien
7.931%, CME Term SOFR + 2.500%, 05/03/28(B)	748	626
Tronox Finance LLC, 2023 Incremental Term Loan, 1st Lien
8.832%, CME Term SOFR + 3.500%, 08/16/28(B)	720	712
Vantage Specialty Chemicals, Inc., 2023 Incremental Term Loan, 1st Lien
10.081%, CME Term SOFR + 4.750%, 10/26/26(B)	955	933
Windsor Holdings III, LLC, Dollar Term B Loan, 1st Lien
9.830%, CME Term SOFR + 4.500%, 08/01/30(B)	735	731
Windsor Holdings III, LLC, Euro Term B Loan, 1st Lien
8.154%, Euribor + 4.500%, 08/01/30(B)	1,000	1,053

Total Chemicals, Plastics and Rubber		23,499

Consumer Discretionary [0.2%]
Camping World, Term Loan, 1st Lien
10.142%, 06/03/28	641	638
Playcore, Term Loan, 1st Lien
9.383%, 03/17/27	900	897
Restoration Hardware, Term Loan B, 1st Lien
7.946%, 10/20/28	916	878
Sally Beauty, Term Loan B, 1st Lien
7.578%, 02/28/30	997	997

Total Consumer Discretionary		3,410

Consumer Durables [0.0%]
Justrite (Safety Products) Delay Draw
9.931%, 06/28/26	$46	$45
Justrite (Safety Products) Term Loan B
9.931%, 06/28/26	853	834

Total Consumer Durables		879

Consumer Products [0.3%]
Idemia Group S.A.S., Term Loan (EUR)
8.323%, 09/22/28	1,000	1,051
Roper Technologies, Term Loan, 1st Lien
0.000%, 11/30/29(G)	998	1,048
Stiga SPA, Term Loan B-1, 1st Lien
8.510%, 03/02/26	2,584	2,568
Zara UK Midco, Term Loan, 1st Lien
9.698%, 02/03/25	1,000	841

Total Consumer Products		5,508

Consumer Staples [0.0%]
Tate & Lyle/Primary Products, Term Loan, 1st Lien
9.397%, 10/25/28	657	654

Containers, Packaging and Glass [0.0%]
Kleopatra Finco S.a r.l., Facility B (USD), 1st Lien
10.476%, CME Term SOFR + 4.725%, 02/12/26(B)	1,004	964

Diversified Media [0.1%]
Banijay Entertainment S.A.S. , Facility B (USD), 1st Lien
9.177%, LIBOR + 3.750%, 03/03/28(B)	1,147	1,146

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 67

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Diversified Natural Resources, Precious Metals and Minerals [0.1%]
Domtar Corporation, Initial Term Loan, 1st Lien
10.939%, LIBOR + 5.500%, 11/30/28(B)	$975	$972
Mativ Holdings, Inc., Term B Loan, 1st Lien
9.181%, CME Term SOFR + 3.750%, 04/20/28(B)	1,202	1,187

Total Diversified Natural Resources, Precious Metals and Minerals		2,159

Diversified/Conglomerate Service [0.6%]
Amentum Government Services Holdings LLC, Tranche 3 Term Loan, 1st Lien
9.331%, CME Term SOFR + 4.000%, 02/15/29(B)	1,733	1,705
Employbridge Holding Company, Term B Loan, 1st Lien
10.258%, CME Term SOFR + 4.750%, 07/19/28(B)	1,176	1,057
Medline Borrower, LP, Initial Dollar Term Loan, 1st Lien
8.681%, CME Term SOFR + 3.250%, 10/23/28(B)	1,985	1,978
Mermaid Bidco Inc., Additional Term Facility (USD), 1st Lien
9.901%, CME Term SOFR + 4.500%, 12/22/27(B)	497	497
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
9.916%, CME Term SOFR + 4.250%, 09/01/28(B)	1,263	1,186
OMNIA Partners, LLC, Delayed Draw Term Loan, 1st Lien
0.500%, 07/25/30(B)	67	67
OMNIA Partners, LLC , Initial Term Loan, 1st Lien
9.601%, CME Term SOFR + 4.250%, 07/25/30(B)	$713	$713
Physician Partners, LLC, Initial Term Loan, 1st Lien
9.416%, CME Term SOFR + 4.000%, 12/23/28(B)	914	867
Signal Parent, Inc., Initial Term Loan, 1st Lien
8.916%, CME Term SOFR + 3.500%, 04/03/28(B)	1,088	916
TMS International Corporation, Term B-4 Loan, 1st Lien
10.119%, CME Term SOFR + 4.750%, 03/02/30(B)	522	524
TRC Companies LLC, Initial Term Loan, 1st Lien
9.181%, CME Term SOFR + 3.750%, 12/08/28(B)	694	685
United Talent Agency, LLC, Term B Loan, 1st Lien
9.431%, CME Term SOFR + 4.000%, 07/07/28(B) (E)	658	655
Venga Finance S.a r.l., Initial Dollar Term Loan, 1st Lien
10.434%, CME Term SOFR + 4.750%, 06/28/29(B)	1,463	1,448

Total Diversified/Conglomerate Service		12,298

Electronics [0.9%]
Adeia Inc., Initial Term B Loan, 1st Lien
8.931%, CME Term SOFR + 3.500%, 06/08/28(B)	1,852	1,847

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 68

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Aretec Group, Inc. (fka RCS Capital Corporation), Term B-1 Loan, 1st Lien
9.916%, CME Term SOFR + 4.500%, 08/09/30(B)	$1,995	$1,977
athenahealth Group Inc., Initial Term Loan, 1st Lien
8.568%, CME Term SOFR + 3.250%, 02/15/29(B)	1,246	1,221
Digi International Inc., Initial Term Loan, 1st Lien
10.431%, CME Term SOFR + 5.000%, 11/01/28(B)	685	684
Evercommerce Solutions Inc., Term Loan, 1st Lien
8.681%, CME Term SOFR + 3.250%, 07/06/28(B)	916	916
Instructure Holdings, Inc., Initial Term Loan, 1st Lien
8.679%, LIBOR + 2.750%, 10/20/28(B)	714	712
LSF9 Atlantis Holdings, LLC, Term Loan, 1st Lien
12.640%, CME Term SOFR + 7.250%, 03/31/29(B)	629	602
Magenta Buyer LLC, Initial Term Loan, 1st Lien
10.631%, CME Term SOFR + 5.000%, 07/27/28(B)	1,410	1,045
McAfee Corp., Tranche B-1 Term Loan, 1st Lien
9.180%, CME Term SOFR + 3.750%, 03/01/29(B)	1,379	1,344
MH Sub I, LLC (Micro Holding Corp.), 2020 June New Term Loan, 1st Lien
9.181%, CME Term SOFR + 3.750%, 09/13/24(B)	398	398
Open Text Corporation, 2023 Replacement Term Loan, 1st Lien
8.166%, CME Term SOFR + 2.750%, 01/31/30(B)	$1,602	$1,601
Orchid Merger Sub II, LLC, Initial Term Loan, 1st Lien
10.290%, CME Term SOFR + 4.750%, 07/27/27(B)	783	566
Priority Holdings, LLC, Initial Term Loan, 1st Lien
11.434%, CME Term SOFR + 5.750%, 04/27/27(B)	1,116	1,112
Rackspace Technology Global, Inc., 2021 Term B Loan, 1st Lien
8.194%, CME Term SOFR + 2.750%, 02/15/28(B)	1,906	857
Sabre GLBL Inc., 2022 Term B-2 Loan, 1st Lien
10.416%, CME Term SOFR + 5.000%, 06/30/28(B)	1,071	941
Snap One Holdings Corp., Initial Term Loan, 1st Lien
10.040%, CME Term SOFR + 4.500%, 12/08/28(B)	1,133	1,092
TTM Technologies, Inc., Term B Loan, 1st Lien
8.080%, CME Term SOFR + 2.750%, 05/30/30(B)	896	896
UPC Financing Partnership , Facility AX, 1st Lien
8.372%, CME Term SOFR + 2.925%, 01/31/29(B)	1,000	984

Total Electronics		18,795

Electronics/electrical [0.0%]
Capstone Borrower, Inc., Initial Term Loan
9.082%, 05/17/30	1,000	995

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 69

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Energy [0.1%]
Arclight, Term Loan B, 1st Lien
9.293%, 04/13/28	$803	$804
Invenergy, Term Loan B, 1st Lien
0.000%, 08/03/29(G)	618	616
Invenergy, Term Loan C, 1st Lien
0.000%, 08/03/29(G)	48	47
Lackawanna Energy, Term Loan B-2, 1st Lien
10.316%, 08/03/29	794	782
Lackawanna Energy, Term Loan C, 1st Lien
10.316%, 08/06/29	171	169

Total Energy		2,418

Finance (including structured products) [0.6%]
ASP Navigate Acquisition Corp., Initial Term Loan, 1st Lien
9.877%, CME Term SOFR + 4.250%, 10/06/27(B)	1,136	1,129
Castlelake Aviation One Designated Activity Company, 2023 Incremental Term Loan, 1st Lien
8.421%, CME Term SOFR + 2.750%, 10/22/27(B)	465	464
CTC Holdings, L.P., Term Loan, 1st Lien
10.344%, CME Term SOFR + 5.000%, 02/20/29(B)	734	719
DRW Holdings, LLC, Initial Term Loan, 1st Lien
9.181%, CME Term SOFR + 3.750%, 03/01/28(B)	1,000	997
FinCo I LLC, 2023 Initial Refinancing Term Loan, 1st Lien
8.369%, CME Term SOFR + 3.000%, 06/27/29(B)	658	658
FINThrive Software Intermediate Holdings, Inc., Initial Loan, 2nd Lien
12.181%, CME Term SOFR + 6.750%, 12/17/29(B)	$385	$239
FINThrive Software Intermediate Holdings, Inc., Initial Term Loan, 1st Lien
9.431%, CME Term SOFR + 4.000%, 12/18/28(B)	568	462
Geon Performance Solutions, LLC, Initial Term Loan, 1st Lien
10.402%, CME Term SOFR + 4.750%, 08/18/28(B)	1,161	1,143
HighTower Holding, LLC, Initial Term Loan, 1st Lien
9.612%, CME Term SOFR + 4.000%, 04/21/28(B)	843	841
Hudson River Trading LLC, Term Loan, 1st Lien
8.631%, CME Term SOFR + 3.000%, 03/20/28(B)	1,029	1,021
Jane Street Group, LLC, Dollar Term Loan, 1st Lien
8.181%, CME Term SOFR + 2.750%, 01/26/28(B)	992	989
LendingTree, Inc., Initial Term B Loan, 1st Lien
9.196%, CME Term SOFR + 3.750%, 09/15/28(B)	753	619
LSF11 A5 Holdco LLC, Term Loan B, 1st Lien
9.681%, 10/15/28	499	491
LSF11 A5 Holdco LLC, Term Loan, 1st Lien
8.946%, CME Term SOFR + 3.500%, 10/15/28(B)	579	565

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 70

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Quirch Foods Holdings, LLC, 2022-1 Incremental Term Loan, 1st Lien
10.449%, CME Term SOFR + 4.500%, 10/27/27(B)		$975	$969
Red Planet Borrower, LLC, Initial Term Loan, 1st Lien
9.166%, CME Term SOFR + 3.750%, 10/02/28(B)		1,000	954
VFH Parent LLC, Initial Term Loan, 1st Lien
8.418%, CME Term SOFR + 3.000%, 01/13/29(B)		990	981

Total Finance (including structured products)			13,241

Financial intermediaries [0.0%]
Helix Gen Funding, LLC, Term Loan
10.051%, 12/03/27		1,018	1,015

Financials [0.2%]
Altisource Term Loan B (2018)
14.842%, 03/29/24		612	490
Citadel Securities, Term Loan
7.931%, 07/29/30		1,150	1,146
EIG Management, Term Loan B, 1st Lien
9.181%, 01/31/25		917	914
GTCR W Merger Sub LLC, Term Loan, 1st Lien
0.000%, 09/20/30(G)		395	395
Janus, Term Loan B, 1st Lien
8.677%, 07/25/30(B)		175	174
Star Parent, Inc, Term Loan B
9.386%, 09/19/30		805	786
Superannuation and Investments, Term Loan, 1st Lien
9.181%, 12/01/28		768	766

Total Financials			4,671

Food, Beverage and Tobacco [0.2%]
Artisan Newco BV, Term Loan, 1st Lien
8.030%, 02/02/29		$990	$1,032
Thevelia Tricor Group, Term Loan
8.466%, 06/18/29		953	1,009
ZF Invest, Senior Facility B, 1st Lien
7.636%, EURIBOR + 3.925%, 06/30/28(B)		2,000	2,059

Total Food, Beverage and Tobacco			4,100

Gaming [0.2%]
Premier Lotteries, Cov-Lite Term Loan B
7.472%, 06/26/24	EUR	2,336	2,451
Scientific Games, Term Loan, 1st Lien
5.185%, 02/04/29		1,000	1,052

Total Gaming			3,503

Government [0.1%]
Japan Paris Club, Term Loan, 1st Lien
0.000%, 01/10/28(G)	JPY	216,667	1,145

Healthcare [1.2%]
Alloheim Term Loan B
7.627%, 02/26/25	EUR	1,500	1,363
Auris Luxembourg III S.a r.l., Facility B1A, 1st Lien
7.781%, Euribor + 4.000%, 07/24/25(B)	EUR	2,000	2,055
BVI Medical, Inc., Term B Loan, 1st Lien
7.214%, Euribor + 3.500%, 03/02/26(B)		1,000	896
CD&R Firefly Bidco Limited, Facility B5, 1st Lien
11.036%, SONIA + 6.000%, 06/21/28(B)		1,000	1,189
Chrome Bidco, Facility B, 1st Lien
7.331%, EURIBOR + 3.250%, 05/12/28(B)		2,500	2,546
Cidron Ollopa Holding B.V., Facility B, 1st Lien
6.891%, EURIBOR + 3.250%, 04/16/25(B)	EUR	1,437	1,516

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 71

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Diaverum Holding S.a.r.l. (fka Velox Bidco S.a.r.l.), Second Lien Facility
11.657%, EURIBOR + 8.000%, 05/24/24(B)	EUR	1,500	$1,573
Domus VI
6.964%, 10/31/26		1,000	979
Envalior Finance GmbH, Facility B1 (EUR)
9.214%, 03/28/30		1,000	990
Gesundheits GmbH Term Loan
7.869%, 07/30/26	EUR	2,000	1,401
Indivior, Term Loan B, 1st Lien
10.754%, 06/26/26		772	768
Inovie Group, Term Loan, 1st Lien
7.972%, 03/03/28		2,000	2,029
Insulet Corporation, Term Loan B, 1st Lien
8.696%, 05/04/28		558	557
Mediq BV, Term Loan, 1st Lien
7.185%, 03/03/28		1,000	1,036
OneDigital Borrower LLC, 2021 Term Loan, 1st Lien
9.666%, CME Term SOFR + 4.250%, 11/16/27(B)		901	898
Onex TSG Intermediate Corp, Term Loan, 1st Lien
10.381%, 02/28/28		705	652
Optimus Bidco SAS, Commitment, 2nd Lien
12.222%, EURIBOR + 8.250%, 09/25/26(B)		1,000	1,015
PetIQ, Term Loan, 1st Lien
9.838%, 04/07/28		1,024	1,004
Sotera Health, Term Loan, 1st Lien
9.074%, 12/11/26		733	733
TakeCare Bidco SAS, Term Loan, 1st Lien
7.897%, 05/26/28		1,000	1,054
TTF/Soliant Health, Cov-Lite Term Loan, 1st Lien
9.446%, 03/31/28		733	732
Vivalto Sante, Term Loan, 1st Lien
7.272%, 07/21/28		$1,500	$1,563

Total Healthcare			26,549

Healthcare, Education and Childcare [0.5%]
AHP Health Partners, Inc., Initial Term Loan, 1st Lien
8.931%, CME Term SOFR + 3.500%, 08/24/28(B)		992	992
Bach Finance Limited (aka Nord Anglia / Fugue Finance), Seventh Amendment Dollar Term Loan, 1st Lien
9.354%, CME Term SOFR + 4.000%, 01/31/28(B)		668	669
Envision Healthcare Corporation, Second Out Term Loan, 1st Lien
9.640%, CME Term SOFR + 4.250%, 03/31/27(B)		362	82
Envision Healthcare Corporation, Third Out Term Loan, 1st Lien
8.992%, CME Term SOFR + 3.750%, 03/31/27(B)		886	1
Fortrea Holdings Inc., Initial Term B Loan, 1st Lien
9.066%, CME Term SOFR + 3.750%, 07/01/30(B)		798	795
Houghton Mifflin Harcourt Company, Term B Loan, 1st Lien
10.666%, CME Term SOFR + 5.250%, 04/09/29(B)		708	667
Icon Public Limited Company, Lux Term Loan, 1st Lien
7.902%, CME Term SOFR + 2.250%, 07/03/28(B)		626	626

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 72

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Icon Public Limited Company, U.S. Term Loan, 1st Lien
7.902%, CME Term SOFR + 2.250%, 07/03/28(B)		$156	$156
Medical Solutions Holdings, Inc., Initial Term Loan, 1st Lien
8.772%, CME Term SOFR + 3.250%, 11/01/28(B)		992	959
National Mentor Holdings, Inc., Initial Term C Loan, 1st Lien
9.240%, CME Term SOFR + 3.750%, 03/02/28(B)		13	12
National Mentor Holdings, Inc., Initial Term Loan, 1st Lien
9.166%, CME Term SOFR + 3.750%, 03/02/28(B)		643	571
Organon & Co., Dollar Term Loan, 1st Lien
8.442%, CME Term SOFR + 3.000%, 06/02/28(B)		1,646	1,641
Petco Health and Wellness Company, Inc., Initial Term Loan, 1st Lien
8.902%, CME Term SOFR + 3.250%, 03/03/28(B)		976	963
Surgery Center Holdings, Inc., 2021 New Term Loan, 1st Lien
9.189%, CME Term SOFR + 3.750%, 08/31/26(B)		969	969
Team Health Holdings, Inc., Extended Term Loan, 1st Lien
10.566%, CME Term SOFR + 5.250%, 03/02/27(B)		1,071	808

Total Healthcare, Education and Childcare			9,911

Home and Office Furnishings, Housewares and Durable Consumer Products [0.2%]
ACProducts Holdings, Inc., Initial Term Loan, 1st Lien
9.902%, CME Term SOFR + 4.250%, 05/17/28(B)		$1,344	$1,105
Hunter Douglas Holding B.V., Tranche B-1 Term Loan, 1st Lien
8.891%, CME Term SOFR + 3.500%, 02/26/29(B)		731	710
Samsonite International S.A., New Initial Tranche B Term Loan, 1st Lien
8.066%, CME Term SOFR + 2.750%, 06/21/30(B)		748	749
Weber-Stephen Products LLC, Initial Term B Loan, 1st Lien
8.681%, CME Term SOFR + 3.250%, 10/30/27(B)		881	791

Total Home and Office Furnishings, Housewares and Durable Consumer Products			3,355

Homebuilders/Materials/Construction [0.2%]
LSF10 XL Bidco S.C.A., Facility B4, 1st Lien
7.523%, EURIBOR + 3.925%, 04/12/28(B)		1,465	1,329
Tencate Grass, Term Loan, 1st Lien
8.086%, 10/21/28		1,000	1,038
TMF Sapphire Bidco B.V., Facility B1, 1st Lien
8.161%, Euribor + 4.500%, 05/03/28(B)		1,500	1,583
Winterfell Financing S.a r.l., Facility B, 1st Lien
6.690%, 02/18/28	EUR	1,000	1,004

Total Homebuilders/Materials/Construction			4,954

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 73

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Hotels, Leisure & Entertainment [0.3%]
EG Group Limited, Additional Term Facility (Tranche C) (EUR), 1st Lien
7.858%, Euribor + 4.000%, 02/07/25(B)		$1,047	$1,075
Hunter Douglas, Term Loan, 1st Lien
7.826%, 02/26/29		1,000	1,027
Pax Midco Spain, S.L.U., Facility B, 1st Lien
8.489%, EURIBOR + 4.750%, 06/07/26(B)	EUR	2,000	2,033
Sandy BidCo B.V., Facility B, 1st Lien
7.338%, EURIBOR + 4.000%, 09/15/28(B)		1,000	1,047
Wyndham Vacation, Term Loan B, 1st Lien
7.627%, 05/09/25		619	649

Total Hotels, Leisure & Entertainment			5,831

Hotels, Motels, Inns and Gaming [0.3%]
Caesars Entertainment, Inc., 2023 Incremental Term B Loan, 1st Lien
8.666%, CME Term SOFR + 3.250%, 02/06/30(B)		696	695
Golden Entertainment, Inc., 2023 Refinancing Term B-1 Facility Loan, 1st Lien
8.168%, CME Term SOFR + 2.750%, 05/28/30(B)		599	597
Light and Wonder International, Inc., Initial Term B Loan, 1st Lien
8.434%, CME Term SOFR + 3.000%, 04/14/29(B)		1,289	1,287
Ontario Gaming GTA Limited Partnership, Term B Loan, 1st Lien
9.640%, CME Term SOFR + 4.250%, 08/01/30(B)		435	435
Pilot Travel Centers LLC, Initial Tranche B Term Loan , 1st Lien
7.416%, CME Term SOFR + 2.000%, 08/04/28(B)		$991	$989
Playa Resorts Holding B.V., 2022 Term Loan, 1st Lien
9.581%, CME Term SOFR + 4.250%, 01/05/29(B)		1,020	1,020
Scientific Games Holdings LP , Initial Dollar Term Loan, 1st Lien
8.768%, CME Term SOFR + 3.500%, 04/04/29(B)		1,237	1,228
Travel + Leisure Co., 2022 Incremental Term Loan, 1st Lien
9.432%, CME Term SOFR + 4.000%, 12/14/29(B)		556	556
Wyndham Hotels & Resorts, Inc., 2023 Term B Loan, 1st Lien
7.666%, CME Term SOFR + 2.250%, 05/24/30(B)		549	549

Total Hotels, Motels, Inns and Gaming			7,356

Industrials [0.2%]
American Gaming, Term Loan, 1st Lien
9.392%, 02/09/29		493	491
Barnes Group Inc, Initial Term Loan
8.416%, 09/03/30		490	490
Chart Industries, Term Loan B, 1st Lien
9.174%, 03/15/30		597	597
CPM Holdings, Term Loan, 1st Lien
9.818%, 05/22/28		350	349
GFL Environmental, Term Loan
7.824%, 05/31/27		703	702

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 74

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Par Pacific, Term Loan B, 1st Lien
9.772%, 02/14/30	$997	$995

Total Industrials		3,624

Information Technology [0.3%]
Aspect Software, Term Loan, 2nd Lien
14.659%, 05/03/29	175	79
E2open, Term Loan B, 1st Lien
8.946%, 02/04/28	746	745
Magenta Buyer, Term Loan, 1st Lien
13.881%, 07/27/29	110	50
Sitel Worldwide, Cov-Lite Term Loan, 1st Lien
9.196%, 07/28/28	995	968
Ultra Clean Holdings, Term Loan, 1st Lien
9.181%, 08/27/25(B)	1,850	1,851
Zacapa S.a r.l., Initial Term Loan (2022), 1st Lien
9.242%, CME Term SOFR + 4.250%, 02/10/29(B)	2,190	2,171

Total Information Technology		5,864

Insurance [0.2%]
Acrisure, LLC, 2020 Term Loan, 1st Lien
8.931%, Syn LIBOR + 3.500%, 02/15/27(B)	1,591	1,566
Asurion, LLC, New B-11 Term Loan, 1st Lien
9.666%, CME Term SOFR + 4.250%, 08/19/28(B)	1,302	1,263
Asurion, LLC, New B-4 Term Loan, 2nd Lien
10.681%, CME Term SOFR + 5.250%, 01/20/29(B)	1,000	885
Baldwin Risk Partners, LLC, Term B-1 Loan, 1st Lien
8.924%, CME Term SOFR + 3.500%, 10/14/27(B)	499	493
Jones DesLauriers Insurance Management Inc., 2023 Refinancing Term Loan, 1st Lien
9.615%, CME Term SOFR + 4.250%, 03/15/30(B)	$890	$892

Total Insurance		5,099

Leisure Products [0.1%]
Topgolf Callaway, Term Loan, 1st Lien
8.916%, 03/15/30	1,194	1,186

Leisure, Amusement, Motion Pictures, Entertainment [0.1%]
Herschend Entertainment Company, LLC, Initial Term Loan (2021), 1st Lien
9.181%, CME Term SOFR + 3.750%, 08/27/28(B)	723	722
Lakeshore Learning Materials, LLC, Initial Term Loan, 1st Lien
8.931%, CME Term SOFR + 3.500%, 09/29/28(B)	703	696

Total Leisure, Amusement, Motion Pictures, Entertainment		1,418

Machinery (Non-Agriculture, Non-Construction and Non-Electronic) [0.2%]
ChampionX Corporation, Term B-1 Loan, 1st Lien
8.678%, CME Term SOFR + 3.250%, 05/13/29(B)	923	924
Coherent Corp., Initial Term B Loan, 1st Lien
8.181%, CME Term SOFR + 2.750%, 07/02/29(B)	784	780

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 75

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
MKS Instruments, Inc., Initial Dollar Term B Loan, 1st Lien
8.166%, CME Term SOFR + 2.750%, 08/17/29(B)		$1,544	$1,542
0.000%, 08/17/29(G)		750	748

Total Machinery (Non-Agriculture, Non-Construction and Non-Electronic)			3,994

Manufacturing/Machinery/Industrial [0.4%]
Ammeraal Beltech, Term Loan, 1st Lien
8.972%, 12/29/28		1,500	1,577
BCP V Modular Services, Term Loan, 1st Lien
8.023%, 10/07/28		2,000	1,982
Distributed Power Term Loan B
6.339%, EURIBOR + 3.500%, 10/03/25(B)	EUR	1,000	1,051
Platin2025 Acquisition S.a r.l., Facility B, 1st Lien
7.872%, EURIBOR + 3.900%, 11/19/28(B)		1,000	1,010
Rubix Group, Term Loan, 1st Lien
8.951%, 09/12/26		1,000	1,052
Shilton Bidco Limited, Facility B3
0.000%, 01/13/27(G)		1,000	1,058

Total Manufacturing/Machinery/Industrial			7,730

Materials [0.0%]
Caldic, Term Loan, 1st Lien
9.119%, 02/26/29		557	554

Mining, Steel, Iron and Nonprecious Metals [0.1%]
Arsenal AIC Parent LLC, Term B Loan, 1st Lien
9.879%, CME Term SOFR + 4.500%, 08/18/30(B)		1,035	1,032
NWR Holdings B.V., Super Senior Term Facility, 1st Lien
14.500%, 12/31/49	EUR	1,011	—
Oxbow Carbon LLC, Tranche B Term Loan (2023), 1st Lien
9.490%, CME Term SOFR + 4.000%, 05/10/30(B)		$613	$612

Total Mining, Steel, Iron and Nonprecious Metals			1,644

Oil and Gas [0.2%]
AL NGPL Holdings, LLC, Third Amendment Incremental Term Loan
9.145%, 04/13/28		85	85
BlackBrush Oil & Gas, L.P., Closing Date Commitment (Term Loan), 1st Lien
12.648%, LIBOR + 7.000%, 09/03/25(B)		448	430
Brazos Delaware II, LLC, Initial Term Loan, 1st Lien
9.084%, CME Term SOFR + 3.750%, 02/11/30(B)		748	744
M6 ETX Holdings II Midco LLC, Initial Term Loan, 1st Lien
9.920%, CME Term SOFR + 4.500%, 09/19/29(B)		1,401	1,396
Medallion Midland Acquisition, LLC, Initial Term Loan, 1st Lien
9.254%, CME Term SOFR + 3.750%, 10/18/28(B)		434	434
Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan, 1st Lien
8.692%, CME Term SOFR + 3.250%, 10/05/28(B)		1,403	1,401

Total Oil and Gas			4,490

Packaging / Paper / Forest Products [0.2%]
Ahlstrom-Munksjo Holding 3 Oy, Facility B (EUR), 1st Lien
5.452%, EURIBOR + 3.250%, 03/10/28(B)		1,000	1,036

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 76

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
LABL, Inc., Initial Euro Term Loan, 1st Lien
8.858%, EURIBOR + 5.000%, 10/29/28(B)		$975	$1,028
Neptune BidCo US Inc., Euro Term B Loan, 1st Lien
8.640%, EURIBOR + 5.000%, 04/11/29(B)		998	1,049
Weener Plastics Group Term Loan B
7.163%, EURIBOR + 3.750%, 06/20/25(B)	EUR	1,500	1,582

Total Packaging / Paper / Forest Products			4,695

Personal and Non-Durable Consumer Products (Manufacturing Only) [0.1%]
ABG Intermediate Holdings 2 LLC, 2023 Delayed Draw Term Loan, 1st Lien
4.000%, 12/21/28(B)		247	247
ABG Intermediate Holdings 2 LLC, 2023 Refinancing Term Loan, 1st Lien
9.416%, CME Term SOFR + 4.000%, 12/21/28(B)		753	752
ABG Intermediate Holdings 2 LLC, Initial Term Loan, 2nd Lien
11.416%, CME Term SOFR + 6.000%, 12/20/29(B)		124	125

Total Personal and Non-Durable Consumer Products (Manufacturing Only)			1,124

Personal Transportation [0.2%]
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Initial Term Loan, 1st Lien
10.338%, CME Term SOFR + 4.750%, 04/20/28(B)		1,900	1,955
Mileage Plus Holdings, LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 1st Lien
10.798%, CME Term SOFR + 5.250%, 06/21/27(B)		$1,765	$1,831
SkyMiles IP Ltd. (Delta Air Lines, Inc.), Initial Term Loan, 1st Lien
9.076%, CME Term SOFR + 3.750%, 10/20/27(B)		901	932

Total Personal Transportation			4,718

Personal, Food and Miscellaneous Services [0.0%]
1011778 B.C. Unlimited Liability Company, Term B-5 Loan, 1st Lien
7.566%, CME Term SOFR + 2.250%, 09/23/30(B)		500	498

Pharmaceuticals [0.5%]
Aenova, Term Loan
8.205%, 03/06/26		2,500	2,630
Albion Financing 3 S.a r.l. (Albion Financing LLC), 2023 Incremental Euro Term Loan
8.948%, 08/17/26		1,500	1,586
Antigua Bidco Ltd, Term Loan, 1st Lien
7.783%, 08/07/26		1,000	1,049
Compass III Limited, Facility B2, 1st Lien
7.867%, EURIBOR + 4.000%, 05/09/25(B)		381	399
Financiere Verdi I SAS, 1st Lien
9.740%, 03/31/28		1,000	1,082
Nextpharma Holdings Ltd, Term Loan, 1st Lien
7.098%, 03/31/28		1,000	1,028
Nidda Healthcare Holding GmbH, Facility F (EUR), 1st Lien
6.915%, Euribor + 3.500%, 08/21/26(B)		2,000	2,096
Organon & Co, Term Loan, 1st Lien
6.636%, 06/02/28		987	1,040

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 77

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Stamina BidCo B.V., Facility B, 1st Lien
7.660%, EURIBOR + 4.000%, 11/02/28(B)		$1,000	$1,054

Total Pharmaceuticals			11,964

Printing, Publishing and Broadcasting [0.2%]
AppLovin Corporation, Amendment No. 9 Replacement Term Loan, 1st Lien
8.416%, CME Term SOFR + 3.000%, 08/19/30(B)		2,045	2,038
Digital Media Solutions, LLC, Initial Term Loan, 1st Lien
10.538%, LIBOR + 5.000%, 05/19/26(B)		677	452
Dun & Bradstreet Corporation, The, 2022 Incremental Term B-2 Loan, 1st Lien
8.318%, CME Term SOFR + 3.250%, 01/18/29(B)		995	992
Magnite, Inc., Initial Term Loan, 1st Lien
10.929%, CME Term SOFR + 5.000%, 04/28/28(B)		938	939
Summer (BC) Bidco B LLC, Additional Facility B2 (USD), 1st Lien
10.150%, CME Term SOFR + 4.500%, 12/04/26(B)		794	765

Total Printing, Publishing and Broadcasting			5,186

Publishing and Media-other [0.1%]
Infinitas Learn Cov-Lite Lien1
8.586%, 07/21/28		1,000	1,049
S4 Capital Lux, Term Loan, 1st Lien
7.608%, 07/31/28		1,000	1,014

Total Publishing and Media-other			2,063

Retail [0.1%]
Ascena Retail Group, Inc. (Anntaylor Retail, Inc.), Tranche B Term Loan, 1st Lien
5.250%, LIBOR + 4.500%, 12/28/23(B)		$248	$1
Belk,Inc., First-Out Loan, 1st Lien
15.000%, LIBOR + 7.500%, 07/31/25(B)		1,635	1,389
Belk,Inc., Second-Out Loan, 1st Lien
10.000%, 07/31/25(B)		654	113
J.C. Penney Corporation, Inc. , Loan (2016), 1st Lien
5.250%, LIBOR + 4.250%, 06/21/24(B) (C) (E)		794	1

Total Retail			1,504

Retail (non-food/drug) [0.3%]
AL AS Adventure, Term Loan, 1st Lien
8.637%, 04/24/26		2,228	2,313
CTEC III GmbH, Facility B, 1st Lien
7.283%, EURIBOR + 3.500%, 03/16/29(B)		1,000	1,043
Elsan SAS , Facility B5, 1st Lien
7.390%, EURIBOR + 3.350%, 06/16/28(B)		1,000	1,039
Peer Holding Iii B.V
7.222%, 11/27/26	EUR	2,000	2,106
THG Operations Holdings Limited, Facility B, 1st Lien
8.262%, 12/10/26	EUR	1,000	994

Total Retail (non-food/drug)			7,495

Retail and Wholesale [0.0%]
GIP Pilot, Term Loan
0.000%, 09/18/30(G)		235	234

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 78

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Retail Stores [0.1%]
Belfor Holdings Inc., Initial Term Loan, 1st Lien
9.431%, CME Term SOFR + 4.000%, 04/06/26(B)		$1,240	$1,235
Evergreen Acqco 1 LP, Initial Term Loan, 1st Lien
10.754%, CME Term SOFR + 5.500%, 04/21/28(B)		327	327
Great Outdoors Group, LLC, Term B-2 Loan, 1st Lien
9.181%, CME Term SOFR + 3.750%, 03/06/28(B)		898	895
Jo-Ann Stores, LLC, Term B-1 Loan, 1st Lien
10.362%, CME Term SOFR + 4.750%, 07/07/28(B)		789	248
Rising Tide Holdings, Inc., Initial Term Loan
13.922%, CME Term SOFR + 8.250%, 06/01/29(B)		249	4
0.000%, CME Term SOFR + 8.250%, 06/01/29(B) (G)		254	4
Rising Tide Holdings, Inc., Term Loan, 1st Lien
13.661%, 03/11/24		23	21
Toys ‘R’ Us Property Company I, LLC, Term Loan
0.000%, 03/20/22(G)		9	44

Total Retail Stores			2,778

Services [1.4%]
Adtalem Global, Term Loan B, 1st Lien
9.431%, 08/12/28		1,444	1,441
American Public Education, Term Loan B, 1st Lien
10.946%, 03/29/27		759	751
Assystem Technologies, Term Loan, 1st Lien
7.540%, 09/27/24		1,000	1,041
Boels, Term Loan
6.949%, 02/06/27		862	910
CAB, Facility B, 1st Lien
6.754%, EURIBOR + 3.000%, 02/09/28(B)		$1,000	$1,013
Eagle Bidco Limited, Term Loan, 1st Lien
9.740%, 03/10/28		1,182	1,377
Foncia, Term Loan, 1st Lien
7.455%, 03/17/28		1,000	987
Franklin UK Midco Limited, New Facility B1, 1st Lien
7.643%, EURIBOR + 5.250%, 12/18/26(B)		598	617
Franklin UK Midco Limited, New Facility B2, 1st Lien
7.643%, EURIBOR + 5.250%, 12/18/26(B)		20	21
Franklin UK Midco Limited, New Facility B3, 1st Lien
6.712%, EURIBOR + 5.250%, 12/18/26(B)		231	238
Franklin UK Midco Limited, New Facility B4, 1st Lien
8.862%, EURIBOR + 5.250%, 12/18/26(B)		151	155
HNVR Holdco Limited, Facility D, 1st Lien
8.839%, EURIBOR + 5.500%, 09/12/27(B)		1,000	1,051
Kronosnet, Term Loan, 1st Lien
9.448%, 07/28/29		1,500	1,532
MGroup Term Loan B
8.837%, 07/25/25	GBP	1,700	2,060
Nielsen Consumer, Inc, Term Loan, 1st Lien
10.358%, 03/06/28		1,000	1,055
7.608%, 03/06/28		1,000	1,019
Nobel Bidco B.V., Facility B, 1st Lien
7.270%, EURIBOR + 3.500%, 09/01/28(B)		1,500	1,527
Oravel Stays, Term Loan B, 1st Lien
13.908%, 06/05/26		846	724
QA Term Loan
10.055%, LIBOR + 4.750%, 07/26/24(B)	GBP	1,500	1,812

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 79

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Sigma Holdco B.V., Facility B1, 1st Lien
7.413%, EURIBOR + 3.500%, 07/02/25(B)		$753	$793
Sitel Group, Term Loan, 1st Lien
7.610%, 07/28/28		1,500	1,542
St. George’s University Scholastic Services LLC, Term Loan B, 1st Lien
8.666%, 02/10/29		767	759
Timber Servicios Empresariales, S.A., Facility B, 1st Lien
8.986%, EURIBOR + 4.850%, 03/30/29(B)		1,000	992
Unique BidCo AB, Facility B Loan, 1st Lien
8.949%, EURIBOR + 5.250%, 03/16/29(B)		1,000	1,019
Verisure Holding AB (publ), Facility B (EUR), 1st Lien
6.972%, EURIBOR + 3.000%, 03/27/28(B)		1,500	1,566
Villa Dutch Bidco, Term Loan, 1st Lien
9.118%, 03/01/30		2,000	2,101
Virgin Media, Term Loan, 1st Lien
8.466%, 01/31/27	GBP	1,000	1,200
WSH Term Loan
10.241%, 02/27/26	GBP	1,000	1,184

Total Services			30,487

Software and Service [0.1%]
Cloud Software Group, Inc, Term Loan A, 1st Lien
9.990%, 09/29/28		2,112	2,024

Technology [0.1%]
UST Holdings Ltd, Term Loan, 1st Lien
8.946%, 11/20/28		764	749
Virtusa, Term Loan, 1st Lien
9.331%, 02/11/28		1,243	1,232

Total Technology			1,981

Technology, Electronics, Software & IT [0.3%]
Colour Bidco (NGA UK) Term Loan B
9.201%, LIBOR + 5.250%, 11/22/24(B)	GBP	1,628	$1,937
ION Trading Finance Limited, Initial Euro Term Loan (2021), 1st Lien
8.222%, EURIBOR + 4.250%, 04/01/28(B)		1,430	1,485
Kleopatra Finco S.a r.l., Facility B (EUR), 1st Lien
8.669%, EURIBOR + 4.725%, 02/12/26(B)		1,000	992
Polaris Newco LLC, Term Loan, 1st Lien
7.714%, 06/02/28		968	971
Trevise Holdings 1, Facility B, 1st Lien
8.722%, Euribor + 4.900%, 07/09/29(B)		1,000	1,056

Total Technology, Electronics, Software & IT			6,441

Telecommunications [1.0%]
AI Sirona (Luxembourg) Acquisition S.a.r.l., Facility B2 (EUR), 1st Lien
8.858%, Euribor + 5.000%, 09/30/28(B)		1,000	1,054
AP Core Holdings II, LLC, Term B-2 Loan, 1st Lien
10.931%, CME Term SOFR + 5.500%, 09/01/27(B)		500	485
Apex Group Treasury Limited, EUR Term Loan, 1st Lien
7.754%, EURIBOR + 4.000%, 07/27/28(B)		1,000	1,049
Atlantic Broadband, Term Loan B, 1st Lien
0.000%, 09/18/30(G)		460	452
Circet Europe, Senior Facility B, 1st Lien
7.222%, EURIBOR + 3.250%, 10/13/28(B)		1,500	1,572

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 80

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Connect Finco Sarl, Amendment No. 1 Refinancing Term Loan, 1st Lien
8.816%, CME Term SOFR + 3.500%, 12/11/26(B)	$1,998	$1,954
Coral-US Co-Borrower LLC, Term B-5 Loan, 1st Lien
7.697%, CME Term SOFR + 2.250%, 01/31/28(B)	1,000	990
Creation Technologies Inc., Initial Term Loan, 1st Lien
11.012%, CME Term SOFR + 5.500%, 10/05/28(B)	906	858
Guardian US Holdco LLC, Initial Term Loan, 1st Lien
9.390%, CME Term SOFR + 4.000%, 01/31/30(B)	778	778
Intelsat Jackson Holdings S.A., Term B Loan, 1st Lien
9.772%, CME Term SOFR + 4.250%, 02/01/29(B)	1,179	1,176
Iridium Communications, Term Loan B, 1st Lien
7.816%, 09/13/30	500	499
Lorca Holdco Limited, Facility B, 1st Lien
8.022%, EURIBOR + 4.200%, 09/17/27(B)	2,500	2,632
Lumen Technologies Inc., Term B Loan, 1st Lien
7.681%, CME Term SOFR + 2.250%, 03/15/27(B)	1,058	752
Patagonia Holdco LLC, Amendment No.1 Term Loan, 1st Lien
11.117%, CME Term SOFR + 5.750%, 08/01/29(B)	724	637
Radiate Holdco, LLC, Amendment No. 6 Term B Loan, 1st Lien
8.681%, CME Term SOFR + 3.250%, 09/25/26(B)	1,788	1,458
UPC Broadband Holding B.V., Facility AY, 1st Lien
6.600%, EURIBOR + 3.000%, 01/31/29(B)	$1,000	$1,044
Virgin Media SFA, Term Loan, 1st Lien
8.472%, 11/15/27	1,000	1,201
Voyage Digital (NZ) Limited, Initial U.S. Term Loan, 1st Lien
9.630%, CME Term SOFR + 4.250%, 05/11/29(B)	1,072	1,069
WP/AP Telecom Holdings IV B.V., Facility B Loan, 1st Lien
7.872%, EURIBOR + 4.000%, 11/19/28(B)	2,000	2,103
Zayo Group Holdings, Term Loan, 1st Lien
0.000%, 03/09/27(G)	995	795

Total Telecommunications		22,558

Transportation [0.0%]
Forward Air, Term Loan B, 1st Lien
0.000%, 09/30/30(G)	725	706

Transportation, Airlines & Distribution [0.0%]
Flint Group, Term Loan
0.000%, 12/31/27(G)	400	81

Utilities [0.2%]
Eastern Power, LLC (Eastern Covert Midco, LLC), Term Loan, 1st Lien
9.196%, LIBOR + 3.750%, 10/02/25(B)	963	928
Generation Bridge Northeast, LLC, Term B Loan, 1st Lien
9.566%, CME Term SOFR + 4.250%, 08/22/29(B)	170	170
Talen Energy Supply, LLC, Initial Term B Loan, 1st Lien
9.876%, CME Term SOFR + 4.500%, 05/17/30(B)	391	393

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 81

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Talen Energy Supply, LLC, Initial Term C Loan, 1st Lien
9.876%, CME Term SOFR + 4.500%, 05/17/30(B)		$318	$319
Traverse Midstream Partners LLC, Advance, 1st Lien
9.216%, CME Term SOFR + 3.750%, 02/16/28(B)		803	801
WaterBridge Midstream Operating LLC, Initial Term Loan, 1st Lien
11.363%, CME Term SOFR + 5.750%, 06/22/26(B)		1,530	1,530

Total Utilities			4,141

Total Loan Participations
(Cost $367,764)			350,350

Mortgage-Backed Securities [15.0%]
522 Funding CLO, Ser 2021-7A, Cl E
11.827%, TSFR3M + 6.482%, 04/23/34(A) (B)		1,700	1,560
Adagio IX EUR CLO DAC, Ser 2021-X, Cl E
9.865%, EUR003M + 6.020%, 09/15/34(B)	EUR	1,000	908
Adagio V CLO DAC, Ser 2018-X, Cl ER
8.813%, EUR003M + 5.150%, 10/15/31(B)	EUR	1,000	882
Anchorage Capital Europe CLO DAC, Ser 2021-4X, Cl E
9.431%, EUR003M + 5.710%, 04/25/34(B)	EUR	1,000	947
Arbour CLO III DAC, Ser 2021-3X, Cl ERR
9.553%, EUR003M + 5.890%, 07/15/34(B)	EUR	1,250	1,171
ARBOUR CLO IX DAC, Ser 2021-9X, Cl E
9.453%, EUR003M + 5.790%, 04/15/34(B)	EUR	1,300	1,193
Armada Euro CLO II DAC, Ser 2018-2X, Cl F
10.231%, EUR003M + 6.450%, 11/15/31(B)	EUR	1,000	890
Bain Capital Euro CLO 2021-2 DAC, Ser 2021-2X, Cl A
4.683%, EUR003M + 1.020%, 07/17/34(B)	EUR	3,600	$3,717
Ballyrock CLO 23, Ser 2023-23A, Cl A1
6.971%, TSFR3M + 1.980%, 04/25/36(A) (B)		10,000	10,042
Barings Euro CLO 2015-1 DAC, Ser 2022-1X, Cl ERR
10.581%, EUR003M + 6.860%, 07/25/35(B)	EUR	1,220	1,131
Barings Euro CLO 2021-2 DAC, Ser 2021-2X, Cl E
9.833%, EUR003M + 6.170%, 10/15/34(B)	EUR	2,374	2,055
Barings Euro CLO 2021-3 DAC, Ser 2022-3X, Cl D
7.305%, EUR003M + 3.600%, 07/27/34(B)	EUR	1,000	960
Barings Euro CLO BV, Ser 2018-1X, Cl E
7.783%, EUR003M + 4.120%, 04/15/31(B)	EUR	4,275	3,715
Barings Euro CLO BV, Ser 2018-2X, Cl E
8.713%, EUR003M + 5.050%, 10/15/31(B)	EUR	3,000	2,624
Battalion CLO 18, Ser 2021-18A, Cl ER
12.280%, TSFR3M + 6.972%, 10/15/36(A) (B)		2,000	1,731
Battalion CLO X, Ser 2021-10A, Cl DR2
12.217%, TSFR3M + 6.872%, 01/25/35(A) (B)		2,750	2,244
Battalion CLO XIV, Ser 2021-14A, Cl ER
12.448%, TSFR3M + 7.122%, 01/20/35(A) (B)		3,500	3,047
Bbam US CLO I, Ser 2022-1A, Cl A1
6.688%, TSFR3M + 1.380%, 04/15/35(A) (B)		9,750	9,573

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 82

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Birch Grove CLO 3, Ser 2021-3A, Cl E
12.562%, TSFR3M + 7.242%, 01/19/35(A) (B)		$4,000	$3,741
Black Diamond CLO, Ser 2021-1A, Cl D
13.087%, TSFR3M + 7.742%, 11/22/34(A) (B)		1,000	941
Blackrock European CLO DAC, Ser 2018-1X, Cl FR
10.445%, EUR003M + 6.600%, 03/15/31(B)	EUR	1,750	1,554
Blackrock European CLO III DAC, Ser 2021-3X, Cl ER
9.815%, EUR003M + 6.130%, 07/19/35(B)	EUR	3,000	2,819
Blackrock European CLO IX DAC, Ser 2019-9X, Cl F
12.765%, EUR003M + 8.920%, 12/15/32(B)	EUR	1,250	1,124
Bluemountain Euro CLO DAC, Ser 2021-2X, Cl D
6.763%, EUR003M + 3.100%, 10/15/35(B)	EUR	1,150	1,101
Bosphorus CLO VI DAC, Ser 2021-6X, Cl E
9.626%, EUR003M + 5.800%, 05/25/34(B)	EUR	2,500	2,248
Bridgepoint CLO 2 DAC, Ser 2021-2X, Cl A
4.563%, EUR003M + 0.900%, 04/15/35(B)	EUR	5,400	5,567
BSL CLO 3, Ser 2021-3A, Cl E
12.538%, TSFR3M + 7.212%, 10/20/34(A) (B)		2,000	1,868
Cairn CLO XI DAC, Ser 2019-11X, Cl E
10.433%, EUR003M + 6.770%, 07/15/32(B)	EUR	5,850	5,627
Cairn CLO XII DAC, Ser 2021-12X, Cl AR
4.653%, EUR003M + 0.990%, 07/15/34(B)	EUR	3,400	3,510
Cairn CLO XIII DAC, Ser 2021-13X, Cl E
9.825%, EUR003M + 6.120%, 10/20/33(B)	EUR	1,000	936
Cairn CLO XIV DAC, Ser 2021-14X, Cl A
4.714%, EUR003M + 1.000%, 10/29/34(B)	EUR	2,000	$2,061
Cairn CLO XIV DAC, Ser 2021-14X, Cl E
9.824%, EUR003M + 6.110%, 10/29/34(B)	EUR	1,000	943
Capital Four CLO I DAC, Ser 2019-1X, Cl E
10.133%, EUR003M + 6.470%, 01/15/33(B)	EUR	1,500	1,468
Carlyle Euro CLO 2017-1 DAC, Ser 2021-1X, Cl DR
10.133%, EUR003M + 6.470%, 07/15/34(B)	EUR	1,650	1,548
Carlyle Euro CLO DAC, Ser 2022-3X, Cl C
7.281%, EUR003M + 3.500%, 02/15/36(B)	EUR	1,350	1,252
Carlyle Euro CLO DAC, Ser 2022-3X, Cl D
10.241%, EUR003M + 6.460%, 02/15/36(B)	EUR	2,700	2,393
Carlyle Global Market Strategies Euro CLO, Ser 2020-1X, Cl DR
9.163%, EUR003M + 5.500%, 01/16/33(B)	EUR	2,000	1,788
Carlyle Global Market Strategies Euro CLO DAC, Ser 2018-1X, Cl ER
8.593%, EUR003M + 4.930%, 07/15/31(B)	EUR	3,300	3,014
Carlyle Global Market Strategies Euro CLO DAC, Ser 2018-3X, Cl DR
8.301%, EUR003M + 4.580%, 01/25/32(B)	EUR	2,400	2,140
Carlyle Global Market Strategies Euro CLO DAC, Ser 2022-2X, Cl DRR
10.415%, EUR003M + 6.650%, 11/10/35(B)	EUR	1,450	1,322
Cathedral Lake VI, Ser 2021-6A, Cl E
12.823%, TSFR3M + 7.472%, 04/25/34(A) (B)		1,000	848

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 83

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Cathedral Lake VIII, Ser 2021-8A, Cl E
13.085%, TSFR3M + 7.752%, 01/20/35(A) (B)		$2,000	$1,817
CQS US CLO, Ser 2021-1A, Cl DJ
10.568%, TSFR3M + 5.242%, 01/20/35(A) (B)		300	293
CVC Cordatus Loan Fund IV, Ser 2021-4X, Cl FRRR
11.876%, EUR003M + 8.060%, 02/22/34(B)	EUR	615	578
CVC Cordatus Loan Fund XVI DAC, Ser 2019-16X, Cl E
10.567%, EUR003M + 6.700%, 06/17/32(B)	EUR	1,000	983
CVC Cordatus Loan Fund XX DAC, Ser 2021-20X, Cl E
9.544%, EUR003M + 5.610%, 06/22/34(B)	EUR	1,000	950
CVC Cordatus Loan Fund XXII DAC, Ser 2021-22X, Cl F
12.625%, EUR003M + 8.780%, 12/15/34(B)	EUR	1,700	1,597
Diameter Capital CLO 3, Ser 2022-3A, Cl D
12.108%, TSFR3M + 6.800%, 04/15/37(A) (B)		2,600	2,382
Diameter Capital CLO 5, Ser 2023-5A, Cl D
12.884%, TSFR3M + 7.570%, 10/15/36(A) (B)		2,000	1,980
Dryden 29 Euro CLO 2013 BV, Ser 2018-29X, Cl ERR
8.413%, EUR003M + 4.750%, 07/15/32(B)	EUR	911	813
Dryden 32 Euro CLO 2014 BV, Ser 2018-32X, Cl FR
11.051%, EUR003M + 7.270%, 08/15/31(B)	EUR	1,250	894
Dryden 35 EURO CLO 2014 BV, Ser 2020-35X, Cl ER
9.993%, EUR003M + 6.330%, 01/17/33(B)	EUR	4,200	3,873
Dryden 66 Euro CLO 2018 DAC, Ser 2018-66X, Cl E
9.070%, EUR003M + 5.410%, 01/18/32(B)	EUR	1,200	$1,082
Dryden 69 Euro CLO 2018 DAC, Ser 2021-69X, Cl ER
10.030%, EUR003M + 6.370%, 10/18/34(B)	EUR	4,700	4,142
Dryden 88 Euro CLO 2020 DAC, Ser 2021-88X, Cl E
9.715%, EUR003M + 6.010%, 07/20/34(B)	EUR	1,500	1,323
Dryden 91 Euro CLO 2021 DAC, Ser 2022-91X, Cl E
10.720%, EUR003M + 7.060%, 04/18/35(B)	EUR	1,000	959
Euro-Galaxy III CLO DAC, Ser 2021-3X, Cl FRRR
11.678%, EUR003M + 7.980%, 04/24/34(B)	EUR	500	469
Euro-Galaxy V CLO DAC, Ser 2021-5X, Cl ERR
9.601%, EUR003M + 5.820%, 02/15/34(B)	EUR	1,350	1,287
Fair Oaks Loan Funding II DAC, Ser 2021-2X, Cl AR
4.543%, EUR003M + 0.880%, 04/15/34(B)	EUR	3,500	3,607
Fair Oaks Loan Funding III DAC, Ser 2021-3X, Cl AR
4.663%, EUR003M + 1.000%, 10/15/34(B)	EUR	10,000	10,294
Fidelity Grand Harbour CLO 2019-1 DAC, Ser 2019-1X, Cl E
9.855%, EUR003M + 6.010%, 03/15/32(B)	EUR	1,000	942
Franklin Park Place CLO I, Ser 2022-1A, Cl E
12.811%, TSFR3M + 7.500%, 04/14/35(A) (B)		3,160	2,909
Greywolf CLO II, Ser 2021-1A, Cl DRR
12.618%, TSFR3M + 7.310%, 04/15/34(A) (B)		3,000	2,699

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 84

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Greywolf CLO III, Ser 2020-3RA, Cl DR
12.526%, TSFR3M + 7.180%, 04/15/33(A) (B)		$5,000	$4,543
Guggenheim CLO 2022-2, Ser 2023-2A, Cl E
14.548%, TSFR3M + 9.240%, 01/15/35(A) (B)		3,000	2,991
Halseypoint CLO 7, Ser 2023-7A, Cl A
7.509%, TSFR3M + 2.250%, 07/20/36(A) (B)		10,000	10,017
Harvest CLO IX DAC, Ser 2017-9X, Cl ER
8.901%, EUR003M + 5.120%, 02/15/30(B)	EUR	1,000	937
Harvest CLO XXII DAC, Ser 2019-22X, Cl E
9.773%, EUR003M + 6.110%, 01/15/32(B)	EUR	1,500	1,365
Harvest CLO XXIII DAC, Ser 2020-23X, Cl F
12.015%, EUR003M + 8.310%, 10/20/32(B)	EUR	1,500	1,389
Harvest CLO XXIV DAC, Ser 2021-24X, Cl AR
4.703%, EUR003M + 1.040%, 07/15/34(B)	EUR	5,000	5,163
Hayfin Emerald CLO IV DAC, Ser 2021-4X, Cl DR
7.113%, EUR003M + 3.450%, 10/15/34(B)	EUR	2,255	2,034
Hayfin Emerald CLO VIII DAC, Ser 2021-8X, Cl D
7.163%, EUR003M + 3.500%, 01/17/35(B)	EUR	1,550	1,361
Henley CLO III DAC, Ser 2021-3X, Cl ER
10.011%, EUR003M + 6.290%, 12/25/35(B)	EUR	1,050	1,011
Henley CLO IV DAC, Ser 2021-4X, Cl A
4.621%, EUR003M + 0.900%, 04/25/34(B)	EUR	2,500	2,581
ICG Euro CLO DAC, Ser 2021-1X, Cl E
10.123%, EUR003M + 6.460%, 10/15/34(B)	EUR	2,000	1,861
ICG Euro CLO DAC, Ser 2021-1X, Cl F
12.483%, EUR003M + 8.820%, 10/15/34(B)	EUR	1,000	$934
Invesco Euro CLO IV DAC, Ser 2020-4X, Cl A
4.593%, EUR003M + 0.930%, 04/15/33(B)	EUR	3,700	3,833
Jamestown CLO XVII, Ser 2021-17A, Cl E
12.703%, TSFR3M + 7.352%, 01/25/35(A) (B)		4,000	3,742
KKR CLO 14, Ser 2018-14, Cl ER
11.720%, TSFR3M + 6.412%, 07/15/31(A) (B)		2,000	1,812
Logiclane I CLO DAC, Ser 2022-1X, Cl A
4.633%, EUR003M + 0.970%, 03/15/35(B)	EUR	5,000	5,154
Madison Park Euro Funding XII DAC, Ser 2018-12X, Cl EN
8.863%, EUR003M + 5.200%, 10/15/31(B)	EUR	151	139
Man GLG Euro CLO V DAC, Ser 2018-5X, Cl E
9.705%, EUR003M + 5.860%, 12/15/31(B)	EUR	900	849
Man GLG Euro CLO VI DAC, Ser 2020-6X, Cl E
9.053%, EUR003M + 5.390%, 10/15/32(B)	EUR	1,300	1,189
Marble Point CLO XX, Ser 2021-1A, Cl E
12.717%, TSFR3M + 7.372%, 04/23/34(A) (B)		1,000	924
Marble Point CLO XXII, Ser 2021-2A, Cl A
6.813%, TSFR3M + 1.462%, 07/25/34(A) (B)		4,000	3,953
Midocean Credit CLO IX, Ser 2018-9A, Cl E
11.638%, TSFR3M + 6.312%, 07/20/31(A) (B)		1,000	861
MidOcean Credit CLO X, Ser 2021-10A, Cl ER
12.767%, TSFR3M + 7.422%, 10/23/34(A) (B)		3,000	2,497

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 85

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
MidOcean Credit CLO XII, Ser 2023-12A, Cl A1
7.060%, TSFR3M + 2.000%, 04/18/34(A) (B)		$7,500	$7,535
Northwoods Capital 20, Ser 2021-20A, Cl ER
13.463%, TSFR3M + 8.112%, 01/25/32(A) (B)		2,438	2,314
Northwoods Capital 21 Euro DAC, Ser 2021-21X, Cl DR
6.948%, EUR003M + 3.250%, 07/22/34(B)	EUR	1,375	1,269
Northwoods Capital 21 Euro DAC, Ser 2021-21X, Cl ER
9.758%, EUR003M + 6.060%, 07/22/34(B)	EUR	2,300	2,070
Northwoods Capital 21 Euro DAC, Ser 2021-21X, Cl FR
12.328%, EUR003M + 8.630%, 07/22/34(B)	EUR	3,230	2,675
Northwoods Capital 22, Ser 2022-22A, Cl D2R
11.060%, TSFR3M + 5.650%, 09/01/31(A) (B)		1,000	945
Northwoods Capital 25, Ser 2021-25A, Cl E
12.728%, TSFR3M + 7.402%, 07/20/34(A) (B)		2,000	1,793
Northwoods Capital 26 Euro DAC, Ser 2022-26X, Cl E
11.233%, EUR003M + 7.570%, 07/15/35(B)	EUR	500	479
Northwoods Capital 27, Ser 2021-27A, Cl E
12.610%, TSFR3M + 7.302%, 10/17/34(A) (B)		1,150	986
OAK Hill European Credit Partners V DAC, Ser 2021-5X, Cl DR
7.246%, EUR003M + 3.600%, 01/21/35(B)	EUR	1,350	1,334
OAK Hill European Credit Partners V Designated Activity, Ser 2021-5X, Cl ER
10.016%, EUR003M + 6.370%, 01/21/35(B)	EUR	1,000	$956
Oaktree CLO 2022-3, Ser 2022-3A, Cl A2
7.608%, TSFR3M + 2.300%, 07/15/35(A) (B)		4,300	4,327
Oaktree CLO 2023-1, Ser 2023-1A, Cl A1
6.761%, TSFR3M + 1.900%, 04/15/36(A) (B)		5,000	5,017
Ocean Trails CLO VII, Ser 2019-7A, Cl E
12.450%, TSFR3M + 7.142%, 04/17/30(A) (B)		3,000	1,947
OZLM XXIV, Ser 2019-24A, Cl D
12.638%, TSFR3M + 7.312%, 07/20/32(A) (B)		4,000	3,296
PARK BLUE CLO 2023-III, Ser 2023-3A, Cl A1
6.957%, TSFR3M + 2.000%, 04/20/36(A) (B)		10,000	9,996
Pikes Peak CLO 14 2023, Ser 2023-14A, Cl A1
7.145%, TSFR3M + 1.950%, 04/20/36(A) (B)		10,900	10,941
Purple Finance CLO 2 DAC, Ser 2019-2X, Cl E
10.105%, EUR003M + 6.400%, 04/20/32(B)	EUR	2,000	1,934
Rockford Tower Europe CLO 2019-1 DAC, Ser 2019-1X, Cl A
4.625%, EUR003M + 0.920%, 01/20/33(B)	EUR	13,970	14,450
Rockford Tower Europe CLO 2021-2 DAC, Ser 2021-2X, Cl F
12.598%, EUR003M + 8.900%, 01/24/35(B)	EUR	1,000	898
Rockford Tower Europe CLO DAC, Ser 2021-2X, Cl D
7.148%, EUR003M + 3.450%, 01/24/35(B)	EUR	1,350	1,238

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 86

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Rockford Tower Europe CLO DAC, Ser 2021-2X, Cl E
9.918%, EUR003M + 6.220%, 01/24/35(B)	EUR	1,500	$1,374
Sculptor CLO XXIX, Ser 2021-29A, Cl D2
10.477%, TSFR3M + 5.132%, 10/22/34(A) (B)		1,010	905
Sculptor CLO XXVI, Ser 2021-26A, Cl E
12.838%, TSFR3M + 7.512%, 07/20/34(A) (B)		1,800	1,658
Sculptor European CLO II DAC, Ser 2021-2X, Cl DR
7.263%, EUR003M + 3.600%, 04/15/34(B)	EUR	1,000	985
Sculptor European CLO II DAC, Ser 2021-2X, Cl ER
9.553%, EUR003M + 5.890%, 04/15/34(B)	EUR	1,100	1,040
Sculptor European CLO VI DAC, Ser 2021-6X, Cl DR
7.063%, EUR003M + 3.400%, 10/15/34(B)	EUR	1,350	1,282
Sculptor European CLO VII DAC, Ser 2020-7X, Cl F
12.043%, EUR003M + 8.380%, 01/15/34(B)	EUR	255	244
Sound Point CLO XXVIII, Ser 2020-3A, Cl A1
6.893%, TSFR3M + 1.542%, 01/25/32(A) (B)		10,000	9,983
St. Paul’s CLO III-R DAC, Ser 2018-3RX, Cl ER
8.093%, EUR003M + 4.430%, 01/15/32(B)	EUR	5,366	4,572
St. Paul’s CLO VI DAC, Ser 2021-6X, Cl ERR
10.115%, EUR003M + 6.300%, 05/20/34(B)	EUR	1,000	941
St. Paul’s CLO VII DAC, Ser 2021-7X, Cl ERR
9.780%, EUR003M + 6.120%, 07/18/34(B)	EUR	4,000	3,764
St. Paul’s CLO VIII DAC, Ser 2017-8X, Cl E
8.263%, EUR003M + 4.600%, 07/17/30(B)	EUR	2,800	2,564

Description	Face Amount (000)(1)/Shares		Value (000)
St. Paul’s CLO X DAC, Ser 2021-10X, Cl DR
7.448%, EUR003M + 3.750%, 04/22/35(B)	EUR	250	$242
St. Paul’s CLO X DAC, Ser 2021-10X, Cl ER
10.058%, EUR003M + 6.360%, 04/22/35(B)	EUR	2,360	2,272
St. Paul’s CLO XII DAC, Ser 2020-12X, Cl E
8.983%, EUR003M + 5.320%, 04/15/33(B)	EUR	1,710	1,588
Tikehau CLO II BV, Ser 2021-2X, Cl ER
10.122%, EUR003M + 6.320%, 09/07/35(B)	EUR	1,000	954
Tikehau CLO VI DAC, Ser 2021-6X, Cl E
9.983%, EUR003M + 6.320%, 01/15/35(B)	EUR	1,100	1,056
Toro European CLO 2 DAC, Ser 2021-2X, Cl ERR
10.191%, EUR003M + 6.470%, 07/25/34(B)	EUR	2,000	1,898
Toro European CLO 3 DAC, Ser 2021-3X, Cl ERR
9.963%, EUR003M + 6.300%, 07/15/34(B)	EUR	2,000	1,881
Toro European CLO 6 DAC, Ser 2019-6X, Cl E
10.151%, EUR003M + 6.490%, 01/12/32(B)	EUR	1,207	1,127
Trimaran Cavu, Ser 2019-1A, Cl E
12.628%, TSFR3M + 7.302%, 07/20/32(A) (B)		1,800	1,733
Trimaran Cavu, Ser 2019-2A, Cl D
12.522%, TSFR3M + 7.212%, 11/26/32(A) (B)		1,750	1,646
Trimaran Cavu, Ser 2021-3A, Cl E
12.942%, TSFR3M + 7.632%, 01/18/35(A) (B)		2,000	1,898

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 87

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)/Shares		Value (000)
Wind River CLO, Ser 2021-1KRA, Cl FR2
13.470%, TSFR3M + 8.162%, 10/15/34(A) (B)		$1,000	$706

Total Mortgage-Backed Securities
Cost ($352,092)			327,929

Non-Listed Business Development Companies [5.1%]
Financials [5.1%]
Golub Capital BDC 3 (J)		5,007,204	75,108
Golub Capital BDC 4 (J)		1,643,455	24,652
TCW Direct Lending LLC (J)		250	11,020

Total Financials			110,780

Total Non-Listed Business Development Companies

(Cost $110,657)			110,780

Limited Partnerships [2.9%]
NB Insurance-Linked Strategies Fund*		N/A	10,773
Oberland Capital Healthcare Solutions Co-Invest Offshore LP (J)		N/A	2,002
Oberland Capital Healthcare Solutions LP (J)		N/A	1,430
Primary Wave Music IP Fund LP (J)		N/A	47,332

Total Limited Partnerships
(Cost $51,653)			61,537

Note [4.3%](E)(H)
City National Rochdale FIOF Investments (Ireland) Limited		237,546	94,702

Total Note
(Cost $237,546)			94,702

Sovereign Debt [0.9%]
Angolan Government International Bond, MTN
8.000%, 11/26/29		3,050	2,506
Argentina Paris Club
2.910%, 05/30/21	CHF	2,244	1,594

Description	Face Amount (000)(1)/Shares		Value (000)
Argentine Republic Government International Bond
3.625%, 07/09/24(F)		$12,750	$3,141
Costa Rica Government International Bond
5.625%, 04/30/43		368	305
Dominican Republic International Bond
4.875%, 09/23/32		2,700	2,192
Ghana Government International Bond
8.625%, 04/07/34		578	254
Ivory Coast Government International Bond
6.125%, 06/15/33		4,400	3,641
Mexico Government International Bond, MTN
6.050%, 01/11/40		214	198
Senegal Government International Bond
6.250%, 05/23/33		6,050	4,842
Sri Lanka Government International Bond
7.850%, 03/14/29(C)		560	259
7.550%, 03/28/30(C)		424	195

Total Sovereign Debt
Cost ($22,452)			19,127

Convertible Bonds [0.4%]
Automotive [0.1%]
NIO
3.875%, 10/15/29(A)		1,050	1,082

Building & Construction [0.1%]
HTA Group
2.875%, 03/18/27		1,400	1,138

Cable Satellite [0.0%]
DISH Network
3.375%, 08/15/26		750	451

Coal Mining [0.0%]
New World Resources
4.000%cash/8.000% PIK, 10/07/20(C)	EUR	380	—

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 88

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Shares/Number of Warrants/Face Amount (000)(1)	Value (000)
E-Commerce/Services [0.1%]
MercadoLibre
2.000%, 08/15/28	$570	$1,656

Entertainment & Gaming [0.1%]
Wynn Macau
4.500%, 03/07/29(A)	2,575	2,710

Hotels and Motels [0.0%]
H World Group
3.000%, 05/01/26	680	775

Total Convertible Bonds
Cost ($7,960)		7,812

Common Stock [0.2%]
Cable Satellite [0.0%]
Intelsat Jackson (E)	2,119	13

Consumer Cyclical [0.0%]
TruKid *	232	579

Diversified Minerals [0.0%]
New World Resources, Cl A *	44,276,198	—

Energy [0.0%]
BlackBrush Oil & Gas, L.P.	39,375	49

Financial Services [0.0%]
A’ayan Leasing & Investment KSCP	976,932	354

Financials [0.0%]
BCD Acquisition	1,000,000	—

Description	Shares	Value (000)
Copper Property CTL Pass Through Trust	3,788	$40

Total Financials		40

Health Care [0.0%]
Novartex (E)	180,000	27

Manufacturing [0.0%]
Vivarte (E)	6,000	1

Media Entertainment [0.0%]
iHeartMedia *	12,136	38

Oil Field Services [0.1%]
Superior Energy (E)	20,620	1,509

Oil, Gas & Consumable Fuels [0.0%]
Nostrum Oil & Gas *	3,039,550	488
Summit Midstream Partners *	11,456	159

Total Oil, Gas & Consumable Fuels		647

Other [0.0%]
ESC GCBREGS Corp	4,750,000	—
Latina Offshore	65	—

Total Other		—

Retailers [0.0%]
Belk, Inc.	81	1
Penney Borrower LLC * (E)	505	2
Rising Tide Holdings Inc (E)	1,887	4

Total Retailers		7

Services [0.0%]
Wayne Services Legacy *	257	—

Technology [0.0%]
AS ADV Shares (E)	127,800	601
Lumileds * (E)	4,241	2

Total Technology		603

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 89

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Shares/Number of Warrants	Value (000)
Utilities [0.1%]
Longview Power LLC	64,904	$811

Total Common Stock
(Cost $5,418)		4,678

Warrants [0.0%]
Altisource
Expires 06/21/24* (I)	7,176	29
Toys ‘R’ Us/Hill Street
Expires 06/21/23* (I)	14,795	7

Total Warrants
(Cost $0)		36

Preferred Stock [0.0%]
[0.0%]
Blackbrush Oil & Gas, LP	1,299	771

Total Preferred Stock
(Cost $366)		771

Short-Term Investment [2.7%]
SEI Daily Income Trust Government Fund, Cl Institutional, 5.210%**	58,619,258	58,619

Total Short-Term Investment
(Cost $58,619)		58,619

Total Investments [99.0%]
(Cost $2,554,019)		$2,161,654

Percentages are based on net assets of $2,184,165 (000).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2023.

(1)	U.S. Dollars unless otherwise indicated.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2023, the value of these securities amounted to $748,688 (000), representing 34.3% of the net assets of the Fund.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(D)	Zero coupon security.

(E)	Level 3 security in accordance with fair value hierarchy.

(F)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

(G)	Unsettled bank loan, interest rate not available.

(H)	Security is considered restricted. The total market value of such securities as of September 30, 2023 was $94,702 (000) and represented 4.3% of the net assets of the Fund.

(I)	Strike Price is unavailable.

(J)	Unfunded Commitments as of September 30, 2023:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
Golub Capital BDC 3	$75,108,058	$—	None	None
Golub Capital BDC 4	24,651,821	50,348,179	None	None
Oberland Capital Healthcare Solutions Co-Invest Offshore LP	2,001,642	16,681,250	None	None
Oberland Capital Healthcare Solutions LP	1,430,590	15,715,097	None	None
Primary Wave Music IP Fund LP	47,332,233	4,340,896	None	None
TCW Direct Lending LLC	11,019,782	13,995,043	None	None
Total	$161,544,126	$101,080,465

CHF — Swiss Franc

Cl — Class

CLO — Collateralized Loan Obligation

CME — Collateralized Chicago Mercantile Exchange

CMTUSD6Y — 1 Year CMT (Monthly)

DAC — Designated Activity Company

EUR — Euro

EUR003M — Euribor 3 Month

EUAMDB01 — 1 Year EUR LIBOR

Euribor — Euro Interbank Offered Rate

GBP — British Pound Sterling

H15T10Y — US Treasury Yield Curve Rate T Note Constant Maturity 10 Year

H15T5Y — US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

JSC — Joint Stock Company

JPY — Japanese Yen

LIBOR — London Interbank Offered Rates

LLC — Limited Liability Company

LP — Limited Partnership

LTD — Limited

MTN — Medium Term Note

PIK — Payment-in Kind

PJSC — Public Joint Stock Company

REIT — Real Estate Investment Trust

Ser — Series

SOFR — Secured Overnight Financing Rate

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 90

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (continued)

SONIA — Sterling Overnight Index Average

TSFR3M — Term Secured Overnight Financing Rate 3 Months

ULC — Unlimited Liability Company

US0003M — ICE LIBOR USD 3 Month

USD — U.S. Dollar

USSW5 — USD Swap Semi 30/360 5 Yr Curr

A list of the open forward foreign currency contracts held by the Fund at September 30, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver (000)		Currency to Receive (000)		Unrealized Appreciation (Depreciation) (000)
BNP Paribas	11/24/23	EUR	3,786	USD	4,139	$127
HSBC	11/24/23	EUR	664	USD	728	25
State Street	11/24/23	EUR	995	USD	1,091	36
U.S. Bancorp	10/13/23	USD	16,974	EUR	16,000	(51)
U.S. Bancorp	10/13/23	EUR	191,825	USD	205,757	2,864
U.S. Bancorp	10/13/23	EUR	1,200	USD	1,264	(5)
U.S. Bancorp	10/16/23	GBP	12,150	USD	15,135	309
U.S. Bancorp	10/16/23	EUR	132,210	USD	142,025	2,169
						$5,474

A list of the open futures contracts held by the Fund at September 30, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (000)
Short Contracts
U.S. 10-Year Treasury Note	(365)	Dec-2023	$(40,038)	$(39,443)	$595

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments and other financial instruments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$1,125,302	$11	$1,125,313
Loan Participations	—	349,694	656	350,350
Mortgage-Backed Securities	—	327,929	—	327,929
Non-Listed Business Development Companies(a)	—	—	—	110,780
Limited Partnerships(a)	—	—	—	61,537
Note	—	—	94,702	94,702
Sovereign Debt	—	19,127	—	19,127
Convertible Bonds	—	7,812	—	7,812
Common Stock	1,658	865	2,155	4,678
Warrants	—	36	—	36
Preferred Stock	—	771	—	771
Short-Term Investment	58,619	—	—	58,619
Total Investments in Securities	$60,277	$1,831,536	$97,524	$2,161,654

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$595	$—	$—	$595
Forward Contracts*
Unrealized Appreciation	—	5,530	—	5,530
Unrealized Depreciation	—	(56)	—	(56)
Total Other Financial Instruments	$595	$5,474	$—	$6,069

(a) In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

* Forwards and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(1) Of the $97,524 (000) in Level 3 securities as of September 30, 2023, $94,702 (000) or 97.1% are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs is required for those Level 3 securities that are not valued by third party vendors or broker quotes.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 91

schedule of investments
September 30, 2023
City National Rochdale Fixed Income Opportunities Fund (concluded)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value as of September 30, 2023:

	Investments in Corporate Bonds	Investments in Loan Participations	Investments in Note
Beginning balance as of October 1, 2022	$14	$3,131	$—
Accrued discounts/ premiums	—	1	—
Realized gain/(loss)	—	(56)	(14)
Change in unrealized appreciation/(depreciation)	(3)	102	(12,269)
Purchases	—	128	106,993
Sales/paydowns	—	(2,650)	(8)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance as of September 30, 2023	$11	$656	$94,702
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(3)	$30	$(12,269)

	Investments in Life Settlement Policies	Investments in Common Stock	Total
Beginning balance as of October 1, 2022	$72,359	$66	$75,570
Accrued discounts/ premiums	—	—	1
Realized gain/(loss)	—	—	(70)
Change in unrealized appreciation/(depreciation)	—	(1)	(12,171)
Purchases	—	—	107,121
Sales/paydowns	—	—	(2,658)
Transfers into Level 3	—	2,141	2,141
Transfers out of Level 3	(72,359)	(51)	(72,410)
Ending balance as of September 30, 2023	$—	$2,155	$97,524
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$296	$(11,946)

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2023. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2023 (000)	Valuation Techniques
Investment Company
Life Settlement Policies^	$56,423
Cash and Equivalents	19,302
Receivable for Life Settlement Maturities	19,000
Other Liabilities in Excess of Assets	(23)
Total	$94,702	Discounted Cash Flow Model

Observable Inputs
Maturity Value

Unobservable Inputs	Low	High	Weighted Average
Discount Rate	13.50%	13.50%	13.50%
Expected Maturity (months)	13.27	99.47	56.79
Future Annual Premium Payments	5,812.50	1,424,750.00	657,071.66

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and the interrelationship between them could result in significantly higher or lower fair value measurements. Increases in projected collection rates in isolation would result in a higher fair value measurement, while increases in expected discount rates, projected default rates, and maturities of life settlement contracts, in isolation, would result in a lower fair value measurement.

For the year ended September 30, 2023, there have been transfers out of Level 3 due to securities no longer consolidated. Transfers between Levels are recognized at period end.

^

Investments in life settlement policies are valued using a probabilistic method, for an actuarially derived valuation approach, in order to determine the fair value of each Policy. Under the probabilistic method, two life expectancies are obtained from established life expectancy providers on the insured(s) of the Policy and an actuarial table is used to determine the probability of survival in each year going forward for the insured(s) for each of the two life expectancies. The probabilities associated with each life expectancy are then utilized, along with the premiums due and the death benefit of the Policy for each year of the Policy, to determine expected cash flows. These cash flows are then discounted at a rate that accounts for the risks associated with the Policy and various other factors. The valuations from each life expectancy are then typically averaged to obtain the desired market valuation for the investor.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 92

schedule of investments
September 30, 2023
City National Rochdale Equity Income Fund

Description	Shares	Value (000)
Common Stock [93.1%]
Communication Services [2.8%]
AT&T	67,245	$1,010
Interpublic Group of Cos Inc	92,400	2,648
Verizon Communications	33,367	1,081

Total Communication Services		4,739

Consumer Discretionary [5.4%]
Ford Motor	223,400	2,775
Genuine Parts	23,800	3,436
Wendy’s	86,900	1,774
Whirlpool	10,600	1,417

Total Consumer Discretionary		9,402

Consumer Staples [11.0%]
Altria Group	97,900	4,116
Coca-Cola	68,900	3,857
General Mills	50,900	3,257
Philip Morris International	40,600	3,759
Procter & Gamble	25,500	3,719

Total Consumer Staples		18,708

Energy [9.0%]
Chevron	33,000	5,564
Marathon Petroleum	29,200	4,419
Williams	155,700	$5,246

Total Energy		15,229

Financials [21.2%]
Ares Capital	253,000	4,926
Cincinnati Financial	39,900	4,081
Citigroup	39,100	1,608
Citizens Financial Group	16,000	429
Eversource Energy	45,500	2,646
Fidelity National Financial	40,000	1,652
Fifth Third Bancorp	141,100	3,574
Hartford Financial Services Group	56,600	4,014
MetLife	67,400	4,240
Principal Financial Group	22,900	1,650
Regions Financial	106,500	1,832
Unum Group	41,300	2,032
US Bancorp	100,000	3,306

Total Financials		35,990

Health Care [4.9%]
AbbVie	19,000	2,832
Merck	36,200	3,727
Pfizer	49,600	1,645

Total Health Care		8,204

Industrials [4.7%]
Emerson Electric	34,600	3,341
Lockheed Martin	7,600	3,108
Watsco	4,000	1,511

Total Industrials		7,960

Information Technology [4.6%]
Cisco Systems	50,900	2,736
HP	60,400	1,552
IBM	25,700	3,606

Total Information Technology		7,894

Materials [6.9%]
International Paper	114,400	4,058
LyondellBasell Industries, Cl A	41,400	3,921
Packaging Corp of America	3,900	599
Sonoco Products	57,000	3,098

Total Materials		11,676

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 93

schedule of investments
September 30, 2023
City National Rochdale Equity Income Fund (concluded)

Description	Shares	Value (000)
REITs [3.0%]
Mid-America Apartment Communities	9,100	$1,171
NNN REIT	47,200	1,668
Prologis	20,200	2,267

Total REITs		5,106

Utilities [19.6%]
American Electric Power	68,600	5,160
Avangrid	14,000	422
Dominion Energy	72,000	3,216
DTE Energy	24,000	2,383
Duke Energy	59,200	5,225
Entergy	45,200	4,181
FirstEnergy	90,800	3,104
NiSource	135,700	3,349
Public Service Enterprise Group	58,700	3,341
Sempra	44,900	3,054

Total Utilities		33,435

Total Common Stock
(Cost $141,733)		158,343

Exchange-Traded Funds [5.7%]
iShares Select Dividend ETF	29,200	3,143
iShares US Telecommunications ETF	85,800	1,828
SPDR S&P 500	3,500	1,496
SPDR S&P Regional Banking ETF	75,100	3,137

Total Exchange-Traded Funds
(Cost $9,926)		9,604

Short-Term Investment [1.0%]
SEI Daily Income Trust Government Fund, Cl Institutional, 5.210%**	1,764,688	1,765

Total Short-Term Investment
(Cost $1,765)		1,765

Total Investments [99.8%]
(Cost $153,424)		$169,712

Percentages are based on net assets of $170,108 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2023.

Cl — Class

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

As of September 30, 2023, all of the Fund’s investments are Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 -- Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 94

schedule of investments
September 30, 2023
City National Rochdale U.S. Core Equity Fund

Description	Shares	Value (000)
Common Stock [98.3%]
Aerospace & Defense [1.1%]
Northrop Grumman	9,400	$4,138

Banks [2.3%]
JPMorgan Chase	58,700	8,513

Beverages [3.6%]
Anheuser-Busch InBev ADR	122,590	6,779
PepsiCo	38,600	6,541

Total Beverages		13,320

Biotechnology [4.1%]
Amgen	18,350	4,932
Gilead Sciences	89,000	6,670
Vertex Pharmaceuticals *	9,500	3,303

Total Biotechnology		14,905

Broadline Retail [3.3%]
Amazon.com *	93,500	11,886

Capital Markets [2.0%]
CME Group, Cl A	19,500	3,904
S&P Global	9,430	3,446

Total Capital Markets		7,350

Chemicals [0.8%]
Linde	7,450	2,774

Commercial Services & Supplies [2.3%]
Cintas	17,200	$8,273

Construction & Engineering [1.7%]
Quanta Services	33,800	6,323

Consumer Staples Distribution & Retail [4.9%]
Costco Wholesale	20,298	11,468
Walmart	39,500	6,317

Total Consumer Staples Distribution & Retail		17,785

Electric Utilities [1.3%]
NextEra Energy	80,000	4,583

Energy Equipment & Services [0.5%]
Schlumberger	33,000	1,924

Entertainment [2.5%]
Walt Disney *	110,500	8,956

Financial Services [7.5%]
Berkshire Hathaway, Cl B *	21,400	7,496
Mastercard, Cl A	25,850	10,234
Visa, Cl A	42,100	9,684

Total Financial Services		27,414

Health Care Equipment & Supplies [2.2%]
Becton Dickinson	24,000	6,205
Edwards Lifesciences *	28,500	1,974

Total Health Care Equipment & Supplies		8,179

Health Care Providers & Services [4.8%]
HCA Healthcare	10,650	2,620
UnitedHealth Group	29,233	14,739

Total Health Care Providers & Services		17,359

Hotels, Restaurants & Leisure [3.7%]
McDonald’s	31,383	8,267
Starbucks	59,000	5,385

Total Hotels, Restaurants & Leisure		13,652

Insurance [0.8%]
Chubb	13,500	2,810

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 95

schedule of investments
September 30, 2023
City National Rochdale U.S. Core Equity Fund (concluded)

Description	Shares	Value (000)
Interactive Media & Services [3.6%]
Alphabet, Cl A *	101,150	$13,236

IT Services [1.8%]
Accenture, Cl A	21,200	6,511

Life Sciences Tools & Services [3.1%]
Danaher	12,292	3,050
Thermo Fisher Scientific	16,283	8,242

Total Life Sciences Tools & Services		11,292

Machinery [3.1%]
Parker-Hannifin	7,150	2,785
Trane Technologies	41,702	8,462

Total Machinery		11,247

Media [0.6%]
Comcast, Cl A	54,000	2,394

Oil, Gas & Consumable Fuels [3.2%]
EOG Resources	49,000	6,211
ExxonMobil	17,000	1,999
Occidental Petroleum	28,600	1,856
Pioneer Natural Resources	6,601	1,515

Total Oil, Gas & Consumable Fuels		11,581

Pharmaceuticals [0.9%]
Zoetis, Cl A	19,000	3,306

Semiconductors & Semiconductor Equipment [5.7%]
ASML Holding, Cl G	14,050	8,271
NVIDIA	8,000	3,480
NXP Semiconductors	44,800	8,956

Total Semiconductors & Semiconductor Equipment		20,707

Software [10.8%]
Adobe *	16,400	8,362
Microsoft	87,000	27,470
Roper Technologies	7,000	3,390

Total Software		39,222

Specialized REITs [1.6%]
American Tower	9,800	$1,612
Equinix	5,600	4,067

Total Specialized REITs		5,679

Specialty Retail [4.4%]
Home Depot	38,137	11,523
TJX	50,922	4,526

Total Specialty Retail		16,049

Technology Hardware, Storage & Peripherals [6.9%]
Apple	148,000	25,339

Water Utilities [1.1%]
American Water Works	32,000	3,962

Wireless Telecommunication Services [2.1%]
T-Mobile US	55,000	7,703

Total Common Stock
(Cost $185,580)		358,372

Short-Term Investment [1.7%]
SEI Daily Income Trust Government Fund, Cl Institutional, 5.210%**	6,037,595	6,038

Total Short-Term Investment
(Cost $6,038)		6,038

Total Investments [100.0%]
(Cost $191,618)		$364,410

Percentages are based on net assets of $364,347 (000).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2023.

ADR — American Depositary Receipts

Cl — Class

REIT - Real Estate Investment Trusts

S&P - Standard & Poor’s

As of September 30, 2023, all of the Fund’s investments are Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 96

statements of assets and liabilities (000)
September 30, 2023

	City National Rochdale Government Money Market Fund	City National Rochdale California Tax Exempt Bond Fund		City National Rochdale Municipal High Income Fund
ASSETS:
Cost of securities (including repurchase agreements)	$8,049,157	$36,645		$1,174,454
Investments in securities, at value	$6,977,857	$33,683		$1,045,920
Repurchase agreements, at value	1,071,300	1,700		—
Cash	—	—		93
Dividend and interest receivable	7,386	467		16,545
Receivable for investment securities sold	—	—		8,205
Receivable for capital shares sold	149,389	—		3,640
Receivable due from investment adviser	—	25		—
Prepaid expenses	65	1		15
Total Assets	$8,205,997	$35,876		$1,074,418

LIABILITIES:
Payable for income distributions	9,311	58		2,393
Payable for capital shares redeemed	147,604	1		5,021
Payable for investment securities purchased	—	—		7,770
Investment advisory fees payable	254	—		454
Shareholder servicing and distribution fees payable	2,287	19		358
Administrative fees payable	123	25		39
Trustee fees payable	12	2		4
Audit expense payable	—	15		—
Accrued expenses	767	6		137
Total Liabilities	160,358	126		16,176
Net Assets	$8,045,639	$35,750		$1,058,242

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$8,045,610	$39,423		$1,407,172
Total distributable earnings/(loss)	29	(3,673)		(348,930)
Net Assets	$8,045,639	$35,750		$1,058,242

Class N Shares:
Net Assets	$664,234	$3,212		$616,138
Total shares outstanding at end of year	664,220	327		71,091
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$1.00	$9.83	*	$8.67

Class S Shares:
Net Assets	$1,470,759	$—		$—
Total shares outstanding at end of year	1,470,748	—		—
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$1.00	$—		$—

Servicing Class Shares:
Net Assets	$5,910,646	$32,538		$442,104
Total shares outstanding at end of year	5,910,644	3,321		50,984
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$1.00	$9.80		$8.67

*	NAV per share as of September 30, 2023 does not calculate to the stated NAV per share due to rounding of net assets and shares. Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 97

statements of assets and liabilities (000)
September 30, 2023

	City National Rochdale Fixed Income Opportunities Fund	City National Rochdale Equity Income Fund	City National Rochdale U.S. Core Equity Fund
ASSETS:
Cost of securities	$2,554,019	$153,424	$191,618
Investments in securities, at value	$2,161,654	$169,712	$364,410
Cash	3,038	—	—
Foreign currency(1)	1,542	—	—
Dividend and interest receivable	28,637	582	90
Foreign tax reclaim receivable	462	81	24
Receivable for capital shares sold	5,496	337	301
Receivable for investment securities sold	12,408	7,448	—
Unrealized gain on forward foreign currency contracts	5,530	—	—
Cash collateral for forward foreign currency contracts	603	—	—
Prepaid expenses	30	2.00	4.00
Total Assets	$2,219,400	$178,162	$364,829

LIABILITIES:
Payable for investment securities purchased	26,844	7,840	—
Payable for capital shares redeemed	5,941	250	150
Unrealized loss on forward foreign currency contracts	56	—	—
Payable to Custodian	—	—	6
Investment advisory fees payable	926	73	124
Shareholder servicing and distribution fees payable	926	74	121
Variation margin payable	86	—	—
Administrative fees payable	54	27	30
Accrued expenses	402	32	51
Total Liabilities	35,235	8,296	482
Net Assets	$2,184,165	$169,866	$364,347

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$3,349,986	$156,464	$154,965
Total distributable earnings/(loss)	(1,165,821)	13,402	209,382
Net Assets	$2,184,165	$169,866	$364,347

Institutional Class Shares:
Net Assets	$—	$—	$138
Total shares outstanding at end of year	—	—	6
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$—	$—	$24.21	*

Class N Shares:
Net Assets	$2,184,165	$169,866	$209,330
Total shares outstanding at end of year	115,211	5,564	8,732
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$18.96	$30.53	$23.97

Servicing Class Shares:
Net Assets	$—	$—	$154,879
Total shares outstanding at end of year	—	—	6,440
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$—	$—	$24.05

*	NAV per share as of September 30, 2023 does not calculate to the stated NAV per share due to rounding of net assets and shares.

(1) Cost of foreign currency $1,544 (000).

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 98

Statements of Operations

statements of operations (000)
For the year ended September 30, 2023

	City National Rochdale Government Money Market Fund	City National Rochdale California Tax Exempt Bond Fund	City National Rochdale Municipal High Income Fund
INVESTMENT INCOME:
Dividend Income	$—	$—	$816
Interest Income	288,606	1,086	62,369
Total Investment Income	288,606	1,086	63,185

EXPENSES:
Investment Advisory Fees	16,005	117	6,225
Shareholder Servicing Fees — Class N(1)	2,654	21	3,552
Shareholder Servicing Fees — Class S(1)	7,262	—	—
Shareholder Servicing Fees — Servicing Class	11,588	98	1,336
Administration Fees	1,195	229	424
Transfer Agent Fees	384	2	61
Trustee Fees	305	59	115
Professional Fees	652	25	150
Custody Fees	213	2	47
Registration Fees	299	2	55
Printing Fees	130	1	22
Insurance and Other Expenses	454	20	183
Total Expenses	41,141	576	12,170
Less, Waivers of:
Investment Advisory Fees	(13,542)	(117)	—
Reimbursement of Expenses from Investment Advisor	—	(171)	—
Net Expenses	27,599	288	12,170

Net Investment Income	261,007	798	51,015
Net Realized Gain (Loss):
Investments	8	(914)	(76,511)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	979	44,529
Net Increase in Net Assets Resulting from Operations	$261,015	$863	$19,033

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 99

statements of operations (000)
For the year ended September 30, 2023

	City National Rochdale Fixed Income Opportunities Fund	City National Rochdale Equity Income Fund	City National Rochdale U.S. Core Equity Fund
INVESTMENT INCOME:
Dividend Income	$9,007	$8,175	$5,002
Interest Income	192,053	—	—
Less: Foreign Taxes Withheld	—	(11)	(50)
Total Investment Income	201,060	8,164	4,952

EXPENSES:
Investment Advisory Fees	12,266	1,143	1,466
Shareholder Servicing Fees — Class N(1)	12,266	1,014	1,033
Shareholder Servicing Fees — Servicing Class	—	—	399
Administration Fees	620	254	281
Transfer Agent Fees	122	10	20
Trustee Fees	99	66	73
Professional Fees	341	42	59
Custody Fees	289	8	14
Registration Fees	110	8	13
Printing Fees	41	4	7
Insurance and Other Expenses	1,688	25	35
Total Expenses	27,842	2,574	3,400
Less, Waivers of:
Investment Advisory Fees	(79)	—	—
Net Expenses	27,763	2,574	3,400

Net Investment Income	173,297	5,590	1,552
Net Realized Gain (Loss) from:
Securities Transactions	(422,750)	(2,945)	36,154
Futures Contracts	2,320	—	—
Forward Foreign Currency Contracts	(20,747)	—	—
Foreign Currency Transactions	(1,598)	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	548,821	59	27,027
Forward Foreign Currency Contracts	(5,048)	—	—
Foreign Currency Translations	(113)	—	—
Futures Contracts	(698)	—	—
Net Increase in Net Assets Resulting from Operations	$273,484	$2,704	$64,733

(1) Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 100

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CITY NATIONAL ROCHDALE FUNDS | PAGE 101

statements of changes in net assets (000)
For the years ended September 30,

	City National Rochdale Government Money Market Fund		City National Rochdale California Tax Exempt Bond Fund
	2023	2022	2023	2022
OPERATIONS:
Net Investment Income	$261,007	$22,018	$798	$688
Net Realized Gain (Loss) from Security Transactions	8	(2)	(914)	(1,496)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Affiliated Investments	—	—	979	(4,462)
Net Increase (Decrease) in Net Assets Resulting from Operations	261,015	22,016	863	(5,270)

DISTRIBUTIONS:
Class N	(19,633)	(1,516)	(66)	(57)
Class S	(40,751)	(2,395)	—	—
Servicing Class	(200,615)	(18,106)	(731)	(652)
Total Distributions	(260,999)	(22,017)	(797)	(709)

CAPITAL SHARE TRANSACTIONS:(1)
Class N:
Shares Issued	2,349,456	564,965	264	549
Shares Issued in Lieu of Dividends and Distributions	20,195	961	32	28
Shares Redeemed	(2,052,969)	(860,618)	(3,176)	(992)
Increase (Decrease) in Net Assets from Class N Share Transactions	316,682	(294,692)	(2,880)	(415)

Class S:
Shares Issued	4,509,922	2,355,075	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	(3,764,560)	(2,319,186)	—	—
Increase in Net Assets from Class S Share Transactions	745,362	35,889	—	—

Servicing Class:
Shares Issued	22,199,562	10,595,088	10,302	8,683
Shares Issued in Lieu of Dividends and Distributions	145,596	8,237	76	86
Shares Redeemed	(19,921,782)	(10,556,161)	(19,367)	(31,666)
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	2,423,376	47,164	(8,989)	(22,897)

Net Increase (Decrease) in Net Assets from Share Transactions	3,485,420	(211,639)	(11,869)	(23,312)
Total Increase (Decrease) in Net Assets	3,485,436	(211,640)	(11,803)	(29,291)

NET ASSETS:
Beginning of Year	4,560,203	4,771,843	47,553	76,844
End of Year	$8,045,639	$4,560,203	$35,750	$47,553

(1)	See Note 9 for shares issued and redeemed.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 102

City National Rochdale Municipal High Income Fund
2023	2022

$51,015	$57,881
(76,511)	(89,647)
44,529	(288,958)
19,033	(320,724)

(27,130)	(33,496)
—	—
(21,761)	(23,938)
(48,891)	(57,434)

228,335	355,667
14,072	17,301
(445,565)	(543,674)
(203,158)	(170,706)

—	—
—	—
—	—
—	—

112,456	247,536
3,737	4,432
(253,292)	(333,172)
(137,099)	(81,204)

(340,257)	(251,910)
(370,115)	(630,068)

1,428,357	2,058,425
$1,058,242	$1,428,357

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 103

statements of changes in net assets (000)
For the years ended September 30,

	City National Rochdale Fixed Income Opportunities Fund		City National Rochdale Equity Income Fund
	2023	2022*	2023	2022
OPERATIONS:
Net Investment Income	$173,297	$197,478	$5,590	$5,872
Net Realized Gain (Loss) from:
Security Transactions and Futures Contracts	(420,430)	(217,722)	(2,945)	25,613
Foreign Currency Transactions	(22,345)	98,415	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Futures Contracts	548,123	(662,003)	59	(39,130)
Foreign Currency Translations	(5,161)	(1,988)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	273,484	(585,820)	2,704	(7,645)

DISTRIBUTIONS:
Institutional Class	—	—	—	—
Class N	(210,639)	(223,593)	(30,788)	(21,587)
Servicing Class	—	—	—	—
Total Distributions	(210,639)	(223,593)	(30,788)	(21,587)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	—	—	—	—
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	—	—	—	—

Class N:
Shares Issued	400,280	1,005,541	27,670	29,214
Shares Issued in Lieu of Dividends and Distributions	142,070	153,558	20,143	14,092
Shares Redeemed	(1,491,668)	(1,390,960)	(52,543)	(48,613)
Increase (Decrease) in Net Assets from Class N Share Transactions	(949,318)	(231,861)	(4,730)	(5,307)

Servicing Class:
Shares Issued	—	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	—	—	—	—
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	—	—	—	—

Net Increase (Decrease) in Net Assets from Share Transactions	(949,318)	(231,861)	(4,730)	(5,307)
Total Increase (Decrease) in Net Assets	(886,473)	(1,041,274)	(32,814)	(34,539)

NET ASSETS:
Beginning of Year	3,070,638	4,111,912	202,680	237,219
End of Year	$2,184,165	$3,070,638	$169,866	$202,680

(1)	See Note 9 for shares issued and redeemed.

*	Includes Consolidated investments in City National Rochdale Fixed Income Opportunities (Ireland) Limited (the “Irish Subsidiary”). See Note 1 in the Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 104

City National Rochdale U.S. Core Equity Fund
2023	2022

$1,552	$1,114

36,154	7,534
—	—

27,027	(82,811)
—	—
64,733	(74,163)

(4)	(8)
(4,432)	(10,518)
(3,877)	(9,106)
(8,313)	(19,632)

28	87
4	8
(44)	(77)
(12)	18

23,030	29,149
3,618	8,624
(33,396)	(31,725)
(6,748)	6,048

12,834	19,493
382	897
(27,144)	(22,696)
(13,928)	(2,306)

(20,688)	3,760
35,732	(90,035)

328,615	418,650
$364,347	$328,615

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 105

statement of cash flows (000)
For the year ended September 30, 2023

City National Rochdale Fixed Income Opportunities Fund
Cash Flows from Operating Activities:
Net increase in net assets from operations	$273,484
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(3,004,944)
Proceeds from disposition of investment securities	3,969,584
Amortization (accretion of market discount)	(22,732)
Net realized loss on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	442,775
Net change in unrealized appreciation on investments, forward foreign currency contracts, foreign currency transactions and futures contracts	(542,962)

Changes in assets:
Dividend and interest receivable	9,190
Reclaim receivable	17
Receivable for investment securities sold	37,872
Variation Margin	96
Unrealized gain on forward foreign currency contracts	5,011
Prepaid expenses	6

Changes in liabilities:
Payable for investment securities purchased	(11,474)
Variation margin payable	86
Unrealized loss on forward foreign currency contracts	37
Investment advisory fees payable	(410)
Shareholder servicing and distribution fees payable	(410)
Administrative fees payable	(5)
Accrued expenses	(143)
Net Cash Provided By Operating Activities	1,155,078

Cash Flows from Financing Activities:
Proceeds from shares issued	538,893
Cost of shares redeemed	(1,490,316)
Distributions	(210,639)
Net cash used in financing activities	(1,162,062)
Net change in cash and foreign currency	(6,984)
Cash and foreign currency at beginning of year	12,167
Cash and foreign currency at end of year	$5,183

Non-cash operating and financing activites:
Reinvestments of dividends and distributions	$142,070

The following table provides a reconciliation of cash and foreign currency reported on the statement of assets and liabilities to the total of such amounts shown in this statement of cash flows.

Balance at the end of the year
Cash	$3,038
Foreign Currency	1,542
Restricted Cash	603
Total Cash and Foreign Currency	$5,183

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 106

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CITY NATIONAL ROCHDALE FUNDS | PAGE 107

financial highlights
For a Share Outstanding Throughout Each Year For the year ended September 30,

	Net Asset Value Beginning of Year	Net Investment Income†		Net Realized and Unrealized Gains (Losses) on Securities	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Year	Total Return‡	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets(1)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)	Portfolio Turnover Rate
City National Rochdale Government Money Market Fund
Class N (commenced operations on June 21, 1999)
2023	$1.00	$0.041		$(0.001)	$(0.040)	$—	$1.00	4.00%	$664,234	0.65%	4.07%	0.87%	—%
2022	1.00	0.004		0.000 *	(0.004)	—	1.00	0.39	347,551	0.29	0.30	0.86	—
2021	1.00	0.000	*	0.000 *	(0.000)*	—	1.00	0.01	642,240	0.07	0.01	0.87	—
2020	1.00	0.003		0.001	(0.004)	—	1.00	0.42	523,559	0.38	0.27	0.88	—
2019	1.00	0.016		0.000 *	(0.016)	—	1.00	1.58	220,083	0.76	1.55	0.87	—
Class S (commenced operations on October 6, 1999)
2023	$1.00	$0.039		$(0.001)	$(0.038)	$—	$1.00	3.85%	$1,470,759	0.80%	3.93%	1.02%	—%
2022	1.00	0.003		-	(0.003)	—	1.00	0.34	725,394	0.39	0.35	1.02	—
2021	1.00	0.000	*	0.000 *	(0.000)*	—	1.00	0.01	689,506	0.07	0.01	1.02	—
2020	1.00	0.003		0.000 *	(0.003)	—	1.00	0.35	421,153	0.50	0.31	1.03	—
2019	1.00	0.014		0.000 *	(0.014)	—	1.00	1.43	285,778	0.91	1.43	1.02	—
Servicing Class (commenced operations on April 3, 2000)
2023	$1.00	$0.043		$(0.001)	$(0.042)	$—	$1.00	4.31%	$5,910,646	0.35%	4.33%	0.57%	—%
2022	1.00	0.005		0.000 *	(0.005)	—	1.00	0.51	3,487,258	0.21	0.47	0.57	—
2021	1.00	0.000	*	0.000 *	(0.000)*	—	1.00	0.02	3,440,097	0.07	0.01	0.57	—
2020	1.00	0.005		0.001	(0.006)	—	1.00	0.57	3,216,095	0.31	0.46	0.57	—
2019	1.00	0.019		0.000 *	(0.019)	—	1.00	1.89	2,036,891	0.46	1.87	0.57	—
City National Rochdale California Tax Exempt Bond Fund
Class N (commenced operations on April 13, 2000)
2023	$9.85	$0.16		$(0.02)	$(0.16)	$—	$9.83	1.42%	$3,212	0.89%	1.59%	1.53%	25%
2022	10.80	0.09		(0.95)	(0.09)	—	9.85	(8.00)	6,045	0.87	0.84	1.25	24
2021	10.96	0.10		(0.14)	(0.10)	(0.02)	10.80	(0.43)	7,050	0.88	0.87	1.13	33
2020	10.80	0.12		0.16	(0.12)	—	10.96	2.65	7,417	0.88	1.14	1.10	23
2019	10.43	0.14		0.37	(0.14)	—	10.80	4.90	8,185	0.88	1.29	1.06	24
Servicing Class (commenced operations on January 14, 2000)
2023	$9.82	$0.19		$(0.02)	$(0.19)	$—	$9.80	1.69%	$32,538	0.64%	1.87%	1.30%	25%
2022	10.76	0.11		(0.94)	(0.11)	—	9.82	(7.71)	41,508	0.62	1.06	0.99	24
2021	10.93	0.12		(0.15)	(0.12)	(0.02)	10.76	(0.27)	69,794	0.63	1.13	0.89	33
2020	10.77	0.15		0.16	(0.15)	—	10.93	2.91	70,935	0.63	1.40	0.86	23
2019	10.40	0.16		0.37	(0.16)	—	10.77	5.17	77,045	0.63	1.55	0.81	24
City National Rochdale Municipal High Income Fund
Class N (commenced operations on December 30, 2013)
2023	$8.97	$0.36		$(0.31)	$(0.35)	$—	$8.67	0.44%	$616,138	1.08%	3.99%	1.08%	25%
2022	11.07	0.31		(2.10)	(0.31)	—	8.97	(16.47)	835,922	1.07	2.97	1.07	48
2021	10.61	0.33		0.46	(0.33)	—	11.07	7.51	1,235,195	1.07	3.03	1.07	15
2020	10.95	0.35		(0.34)	(0.35)	—	10.61	0.17	1,053,948	1.08	3.33	1.08	45
2019	10.57	0.38		0.39	(0.39)	—	10.95	7.47	894,519	1.08	3.60	1.08	33
Servicing Class (commenced operations on December 30, 2013)
2023	$8.98	$0.39		$(0.33)	$(0.37)	$—	$8.67	0.58%	$442,104	0.84%	4.24%	0.84%	25%
2022	11.08	0.33		(2.10)	(0.33)	—	8.98	(16.24)	592,435	0.82	3.22	0.82	48
2021	10.62	0.36		0.46	(0.36)	—	11.08	7.77	823,230	0.82	3.27	0.82	15
2020	10.95	0.38		(0.33)	(0.38)	—	10.62	0.52	608,688	0.83	3.58	0.83	45
2019	10.57	0.41		0.39	(0.42)	—	10.95	7.74	570,401	0.83	3.85	0.83	33

*	Amount represents less than $0.001.
†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 108

	Net Asset Value Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital		Net Asset Value End of Year	Total Return‡	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets(1)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)	Portfolio Turnover Rate
City National Rochdale Fixed Income Opportunities Fund
Class N (commenced operations on July 1, 2009)
2023	$18.60	$1.34	$0.71	$(1.69)	$—	$—		$18.96	11.44%	$2,184,165	1.13%	7.06%	1.13%	63%
2022*	23.39	1.16	(4.62)	(1.33)	—	—		18.60	(15.23)	3,070,638	1.09 (2)	5.44	1.09	94
2021*	22.57	1.21	1.04	(1.43)	—	—		23.39	10.14	4,111,912	1.10 (2)	5.14	1.10	117
2020*	24.22	1.53	(1.83)	(1.35)	—	—		22.57	(0.94)	3,739,101	1.10 (2)	6.66	1.11 (2)	143
2019*	24.72	1.36	(0.45)	(1.41)	—	—		24.22	3.83	3,416,111	1.09 (2)	5.53	1.10 (2)	180
City National Rochdale Equity Income Fund
Class N (commenced operations on June 1, 1999)
2023	$35.40	$0.96	$(0.42)	$(0.95)	$(4.46)	$—		$30.53	0.03%	$169,866	1.27%	2.76%	1.27%	32%
2022	40.58	1.02	(2.42)	(1.02)	(2.76)	—		35.40	(4.41)	202,680	1.12	2.47	1.17	24
2021	35.52	0.88	5.30	(1.12)	—	—		40.58	17.53	237,219	1.15	2.25	1.15	30
2020	41.01	0.73	(4.73)	(0.79)	(0.36)	(0.34)		35.52	(9.80)	222,097	1.15	1.95	1.15	20
2019	39.32	0.93	3.18	(1.12)	(1.30)	—		41.01	11.25	247,154	1.14	2.40	1.14	3
City National Rochdale U.S. Core Equity Fund
Institutional Class (commenced operations on December 3, 2012)
2023	$20.66	$0.19	$3.98	$(0.16)	$(0.46)	$—		$24.21	20.43%	$138	0.54%	0.81%	0.54%	28%
2022	26.49	0.17	(4.67)	(0.18)	(1.15)	—		20.66	(18.18)	126	0.52	0.70	0.52	28
2021	20.99	0.15	5.45	(0.10)	—	—		26.49	26.76	148	0.51	0.62	0.51	13
2020	19.32	0.10	2.21	(0.14)	(0.50)	—	^	20.99	12.20	5,633	0.56	0.52	0.56	14
2019	18.21	0.20	1.79	(0.19)	(0.69)	—		19.32	12.01	443	0.52	1.07	0.52	22
Class N (commenced operations on December 3, 2012)
2023	$20.46	$0.07	$3.94	$(0.04)	$(0.46)	$—		$23.97	19.85%	$209,330	1.04%	0.31%	1.04%	28%
2022	26.25	0.04	(4.62)	(0.06)	(1.15)	—		20.46	(18.61)	184,503	1.02	0.17	1.02	28
2021	20.73	0.02	5.53	(0.03)	—	—		26.25	26.79	230,767	1.01	0.07	1.01	13
2020	19.10	0.05	2.14	(0.06)	(0.50)	—	^	20.73	11.64	171,355	1.04	0.26	1.04	14
2019	18.01	0.10	1.78	(0.10)	(0.69)	—		19.10	11.49	157,700	1.02	0.57	1.02	22
Servicing Class (commenced operations on December 3, 2012)
2023	$20.52	$0.13	$3.96	$(0.10)	$(0.46)	$—		$24.05	20.18%	$154,879	0.79%	0.57%	0.79%	28%
2022	26.33	0.10	(4.64)	(0.12)	(1.15)	—		20.52	(18.42)	143,986	0.77	0.42	0.77	28
2021	20.77	0.08	5.54	(0.06)	—	—		26.33	27.13	187,735	0.76	0.32	0.76	13
2020	19.13	0.10	2.14	(0.10)	(0.50)	—	^	20.77	11.91	155,403	0.78	0.52	0.78	14
2019	18.04	0.15	1.77	(0.14)	(0.69)	—		19.13	11.74	164,894	0.77	0.83	0.77	22

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.
*	Includes Consolidated investments in Irish Subsidiary. See Note 1 in the Notes to Financial Statements.
(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(2)	The expense ratio includes acquired fund fee expenses from the investment in the Irish Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 109

notes to financial statements
September 30, 2023

1.	ORGANIZATION:

City National Rochdale Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company currently offering the following 6 series (each a “Fund” and collectively, the “Funds”): City National Rochdale Government Money Market Fund (“Government Money Market Fund”); City National Rochdale California Tax Exempt Bond Fund (“California Tax Exempt Bond Fund”), City National Rochdale Municipal High Income Fund (“Municipal High Income Fund”) and City National Rochdale Fixed Income Opportunities Fund (“Fixed Income Opportunities Fund”) (collectively, the “Fixed Income Funds”); and City National Rochdale Equity Income Fund (“Equity Income Fund”) and City National Rochdale U.S. Core Equity Fund (“U.S. Core Equity Fund”) (collectively, the “Equity Funds”). The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The investment objective of the Government Money Market Fund is to preserve your principal and maintain a high degree of liquidity while providing current income. The investment objective of the California Tax Exempt Bond Fund is to provide current income exempt from federal and California state income tax. The investment objective of the Municipal High Income Fund is to provide a high level of current income that is not subject to federal income tax. The investment objective of the Fixed Income Opportunities Fund is to provide a high level of current income. The investment objective of the Equity Income Fund is to provide significant income and long-term capital appreciation. The investment objective of the U.S. Core Equity Fund is to provide long-term capital appreciation.

The Trust is registered to offer: Class N shares of the Funds; Servicing Class shares of the Funds except for Fixed Income Opportunities Fund and Equity Income Fund; Institutional Class shares of U.S. Core Equity Fund; Class S shares of the Government Money Market Fund.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified with the exception of the California Tax Exempt Bond Fund, which is non-diversified.

The City National Rochdale Government Bond Fund, the City National Rochdale Corporate Bond Fund, and the City National Rochdale Intermediate Fixed Income Fund were each liquidated on May 25, 2023.

The California Tax Exempt Bond Fund was liquidated on October 16, 2023.

On October 1, 2022, City National Rochdale Income Opportunities (Ireland) Limited, a wholly owned subsidiary of the Fixed Income Opportunities Fund, transferred its holdings to CNR FIOF Investments (Ireland) Limited, a company organized under the laws of Ireland (the “Irish Company”), and began the process of dissolving. The Irish Company is a “qualifying company” as defined in Section 110 of the Irish Taxes Consolidation Act 1997, as amended. As a result of this restructuring, the Irish Company issued a profit participation note to the Fixed Income Opportunities Fund, through which the Fund benefits from the profits of the transferred holdings. The Fixed Income Opportunities Fund does not hold an equity interest or voting rights in the Irish Company, nor does it have the ability to appoint directors. Consequently, the Fixed Income Opportunities Fund does not consolidate the operations of the Irish Company into the Fund’s financial statements, including in the September 30, 2023 Annual Report. The Irish Company (unlike the Fixed Income Opportunities Fund) may invest an unlimited portion of its net assets in life insurance policies. The Irish Company also may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. Government securities.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – The Funds are investment companies that conform with accounting principles generally accepted in the United States of America (“GAAP”). Therefore the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported

CITY NATIONAL ROCHDALE FUNDS | PAGE 110

sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost, if the Fair Value Committee (the “Committee”) of City National Rochdale, LLC (“City National Rochdale” or the “Adviser”) concludes that such amortized cost approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. Investments in underlying registered investment companies are valued at their respective daily net assets in accordance with pricing procedures approved by their respective boards. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from one or more independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with the Fair Value Procedures approved by the Trust’s Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through the Committee designated by the Adviser. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; for international securities, market events that occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2023, there have been no changes to the Funds’ fair value methodologies. For more details on the investment classifications, refer to the Schedules of Investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining the net realized capital gains or losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method, which approximates the effective interest method over the holding period of a security, except for the Government Money Market Fund, which uses a straight line basis which is not materially different from the scientific method.

Repurchase Agreements – Securities pledged as collateral for repurchase agreements are held by BNY Mellon until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the

CITY NATIONAL ROCHDALE FUNDS | PAGE 111

notes to financial statements
September 30, 2023

collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by a Fund may be delayed or limited.

TBA Transactions – The Funds may engage in “to be announced” (“TBA”) security transactions. Such transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds record TBA securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

Expense Allocation – Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, (iii) equally, or (iv) based upon a combination of the above, depending on the nature of the expenditure.

Classes – Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid to shareholders monthly for the Government Money Market Fund and Fixed Income Funds, except for the Fixed Income Opportunities Fund. Dividends from net investment income are declared and paid quarterly for Fixed Income Opportunities Fund and Equity Funds. Distributions from net realized capital gains are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. Dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. Dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Forward Foreign Currency Contracts – A forward foreign currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded as an unrealized gain/(loss) on forward foreign currency contracts in the Statements of Assets and Liabilities. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is included within the realized gain/(loss) on foreign currency transactions in the Statements of Operations. A Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

To reduce counterparty risk with respect to over-the-counter (“OTC”) transactions, the Fixed Income Opportunities Fund has entered into master netting arrangements, established within the Fixed Income Opportunities Fund’s International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fixed Income Opportunities Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the Fixed Income Opportunities Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these agreements, the cash and/or securities will be made available to the Fixed Income Opportunities Fund.

For financial reporting purposes, the Fixed Income Opportunities Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the marked to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fixed Income Opportunities Fund, or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fixed Income Opportunities Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fixed Income Opportunities Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent the amounts due to the Fixed Income Opportunities

CITY NATIONAL ROCHDALE FUNDS | PAGE 112

Fund from the Fund’s counterparties are not fully collateralized, contractually or otherwise, the Fixed Income Opportunities Fund bears the risk of loss from counterparty nonperformance.

Futures Contracts – To the extent consistent with their investment objective and strategies, certain Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains or losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contract and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2023, if applicable.

Swaps – A Fund may invest in swaps as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indices or inflation rates.

Swaps may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the payments due to and from a Fund. If a swap calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap would be likely to decline, potentially resulting in losses.

Generally, a swap has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap either by assignment or by other disposition, or by entering into an offsetting swap with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund will cover its current obligations under swaps according to guidelines established by the SEC. If a Fund enters into a swap on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Options Contracts – A Fund may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When purchasing an option, a Fund will pay a premium which is included on the Fund’s Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

The net realized gain or loss on options contracts is reflected in the Statements of Operations and the net unrealized gains/(losses) are included as a component of the net change in unrealized appreciation/(depreciation) on options contracts in the Statements of Operations. Realized and changes in unrealized gains or losses on options contracts during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for a Fund. As of September 30, 2023 and for the year then ended, there were no open options contracts.

CITY NATIONAL ROCHDALE FUNDS | PAGE 113

notes to financial statements
September 30, 2023

Restricted Securities – Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.

A Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by a Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Master Limited Partnerships – Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Equity Income Fund may, as a non-principal investment strategy, invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. Federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gains from the sale or disposition of real property, income and gains from certain mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options with respect to commodities, and gains from the sale or other disposition of a capital asset held for the production of such income. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors.

Investments in Affiliated Securities – The Fixed Income Funds and Equity Funds may invest excess cash in the Government Money Market Fund, the Municipal High Income Fund and / or the Fixed Income Opportunities Fund.

3.	DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk from derivatives held throughout the year. For Funds that held derivatives throughout the year with exposure to only one type of risk, additional information can be found on the Schedule of Investments and the Statements of Operations.

The fair value of derivative instruments as of September 30, 2023, was as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value (000)	Statement of Assets and Liabilities Location	Fair Value (000)
Derivatives not accounted for as hedging instruments:
Fixed Income Opportunities Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$595	Net Assets — Unrealized depreciation on futures contracts	$—
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	5,530	Unrealized loss on forward foreign currency contracts	56
Total derivatives not accounted for as hedging instruments		$6,125		$56

Amount of realized gain or (loss) on derivatives recognized in income:

Derivatives not accounted for as hedging instruments	Forward Currency Contracts (000)	Futures (000)	Total (000)
Fixed Income Opportunities Fund
Interest rate contracts	$—	$2,320	$2,320
Foreign exchange contracts	(20,747)	—	(20,747)
Total	$(20,747)	$2,320	$(18,427)

CITY NATIONAL ROCHDALE FUNDS | PAGE 114

Change in unrealized appreciation or (depreciation) on derivatives recognized in income:

Derivatives not accounted for as hedging instruments	Forward Currency Contracts (000)	Futures (000)	Total (000)
Fixed Income Opportunities Fund
Interest rate contracts	$—	$(698)	$(698)
Foreign exchange contracts	(5,048)	—	(5,048)
Total	$(5,048)	$(698)	$(5,746)

The following table discloses the volume of the Fixed Income Opportunities Fund’s forward foreign currency contracts activity during the year ended September 30, 2023:

Fixed Income Opportunities Fund	(000)
Forwards:
Average Notional Balance Long	$54,187
Average Notional Balance Short	342,883
Futures:
Average Notional Balance Long	—
Average Notional Balance Short	38,879

The following tables present, by derivative type, the Fixed Income Opportunities Fund’s OTC derivative assets and liabilities net of the related collateral posted for the benefit of the Fixed Income Opportunities Fund at September 30, 2023:

Derivative Type	Derivative Assets Subject to a Netting Agreement or Similar Arrangement (000)	Derivative Available for Offset (000)	Collateral Received (000)	Net Amount (000)
Fixed Income Opportunities Fund
Forward Foreign Currency Contracts
BNP Paribas	$127	$—	$—	$127
HSBC	25	—	—	25
State Street	36	—	—	36
U.S. Bancorp	5,342	(56)	—	5,286
Total	5,530	(56)	—	5,474

Derivative Type	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement (000)	Derivative Available for Offset (000)	Collateral Pledged (000)	Net Amount (000)
Fixed Income Opportunities Fund
Forward Foreign Currency Contracts
U.S. Bancorp	$(56)	$56	$—	$—

4.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an Amended and Restated Administration Agreement dated January 1, 2013, as amended (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee based on the average daily net assets of the Trust, subject to a minimum annual fee.

The Trust has adopted a Rule 12b-1 Distribution Plan (“the Plan”) with respect to Class N and Class S Shares that allows each Fund to pay distribution fees. Pursuant to the Plan, SEI Investments Distribution Co. (the “Distributor”) may receive a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class S Shares and 0.30% of the average daily net assets of the Class N Shares of the Government Money Market Fund and 0.25% of the Class N Shares of the Fixed Income Funds and Equity Funds, which may be used by the Distributor to provide compensation for sales support and distribution-related activities. Pursuant to a Distribution Coordination Agreement, the entirety of the fees received by the Distributor pursuant to the Plan is transmitted to CNR Securities, LLC (“CNR Securities”) as Sub-Distribution Coordinator. CNR Securities then reallows those fees to broker-dealers and service providers, including the Adviser and other affiliates, for payments for distribution services of the type identified in the Plan, and retains any undistributed balance of fees received from the Distributor.

The Government Money Market Fund has contractually agreed to limit the distribution fee payable by Class S shares of the Fund to 0.45% through January 31, 2024. Any time prior to January 31, 2024, the arrangement may be terminated without penalty by the Board.

U.S. Bank Global Fund Services (the “Transfer Agent”) serves as transfer agent for the Trust and provides services at an annual rate of $20,000 per share class for all Funds plus other transaction based fees and out-of-pocket expenses.

The Trust has entered into a Shareholder Services Agreement that permits payment of compensation to City National Bank (“CNB”), its affiliates (including City National Rochdale) and others, which provide certain specified shareholder services to shareholders of all classes of each Fund, except for the Institutional Class shares. As compensation for the provision of such services, each Fund will pay CNB a fee of 0.25% of the average daily net assets of the applicable classes on an annual basis, payable monthly.

CITY NATIONAL ROCHDALE FUNDS | PAGE 115

notes to financial statements
September 30, 2023

CNB and City National Rochdale have agreed to voluntarily waive portions of their shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2023, CNB and City National Rochdale received $26,164,972 in shareholder servicing fees from the Trust.

Certain officers of the Trust are also officers or employees of City National Rochdale, CNB or the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

5.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the current investment management agreement, City National Rochdale receives an annual fee equal to a percentage of the average daily net assets of each Fund, as follows:

Fund	Fee
Government Money Market Fund	0.26%
California Tax Exempt Bond Fund	0.27
Municipal High Income Fund	0.50
Fixed Income Opportunities Fund	0.50
Equity Income Fund	0.50
U.S. Core Equity Fund	0.40

City National Rochdale has contractually agreed to waive the management fee for the Government Money Market Fund such that the fee charged is 0.15% through January 31, 2024. Anytime prior to January 31, 2024, the arrangement may be terminated without penalty (a) by the Board, or (b) by the Adviser effective no earlier than January 31, 2024, upon at least 60 days’ prior written notice. Management fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser.

As of September 30, 2023, Alcentra LTD, Alcentra NY, LLC, AllFinancial Partners II LLC, Federated Investment Management Company, Seix Investment Advisors LLC, and T. Rowe Price Associates, Inc. act as the investment sub-advisers with respect to the Fixed Income Opportunities Fund.

Sub-adviser fees are paid by City National Rochdale.

City National Rochdale has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of certain of the Funds’ respective average daily net assets. The voluntary expense limitations (expressed as percentages of the average daily net assets) are as follows:

	California Tax Exempt Bond Fund	Fixed Income Opportunities Fund
Institutional Class	n/a	n/a
Class N	0.88%	1.09%
Servicing Class	0.63%	n/a

Any fee reductions or expense reimbursements may be repaid by a Fund to City National Rochdale, within three years after occurrence if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

As of September 30, 2023, fees which were previously waived by City National Rochdale which may be subject to possible future reimbursement were as follows:

Fund	Potential Amount of Recovery (000)	Expiration
California Tax Exempt Bond Fund	$181	2023
	202	2024
	249	2025

During the year ended September 30, 2023, City National Rochdale did not recover previously waived fees for the Equity Income Fund.

6.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended September 30, 2023, were as follows for the Fixed Income Funds and Equity Funds:

	Purchases		Sales and Maturities
Fund	U.S. Gov’t (000)	Other (000)	U.S. Gov’t (000)	Other (000)
California Tax Exempt Bond Fund	$—	$10,209	$—	$19,701
Municipal High Income Fund	—	303,263	—	612,120
Fixed Income Opportunities Fund	—	1,117,115	—	1,813,613
Equity Income Fund	—	62,971	—	91,517
U.S. Core Equity	—	99,631	—	129,771

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

7.	FEDERAL TAX INFORMATION:

Each Fund intends to continue to qualify as a regulated investment company for U.S. Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for U.S. Federal income taxes are required.

Management has analyzed the Funds’ tax positions taken on U.S. Federal income tax returns for all open tax years and has concluded that as of September 30, 2023, no provision for income tax would be required in the Funds’ financial statements. The Funds’ U.S. Federal and state income and U.S. Federal excise tax returns for tax

CITY NATIONAL ROCHDALE FUNDS | PAGE 116

years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with U.S. Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of September 30, 2023 is primarily related to deemed distributions due to shareholder redemptions that have been reclassified to (from) the following accounts:

	Distributable Earnings (Loss) (000)	Paid-in Capital (000)
Fixed Income Opportunities Fund	$(22,172)	$22,172
U.S. Core Equity Fund	(78)	78

The tax character of dividends and distributions declared during the years ended September 30, 2023, and September 30, 2022, unless otherwise indicated were as follows:

Fund	Tax Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Government Money Market Fund
2023	$—	$260,999	$—	$—	$260,999
2022	—	22,017	—	—	22,017
California Tax Exempt Bond Fund
2023	$731	$66	$—	$—	$797
2022	678	11	20	—	709
Municipal High Income Fund
2023	$46,813	$2,078	$—	$—	$48,891
2022	54,772	2,662	—	—	57,434
Fixed Income Opportunities Fund
2023	$—	$210,639	$—	$—	$210,639
2022	—	223,593	—	—	223,593
Equity Income Fund
2023	$—	$5,535	$25,253	$—	$30,788
2022	—	5,722	15,865	—	21,587
U.S. Core Equity Fund
2023	$—	$1,038	$7,275	$—	$8,313
2022	—	1,134	18,498	—	19,632

As of September 30, 2023, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforwards (000)	Post-October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)*	Total Distributable Earnings (Accumulated Losses) (000)
Government Money Market Fund	$—	$31,128	$—	$—	$—	$—	$(31,099)	$29
California Tax Exempt Bond Fund	67	—	—	(2,410)	—	(1,262)	(68)	(3,673)
Municipal High Income Fund	5,151	—	—	(153,138)	(68,103)	(129,055)	(3,785)	(348,930)
Fixed Income Opportunities Fund	—	—	—	(365,472)	(384,030)	(416,321)	2	(1,165,821)
Equity Income Fund	—	85	—	—	(2,953)	16,261	8	13,401
U.S. Core Equity Fund	—	1,930	34,661	—	—	172,792	(1)	209,382

*	Other temporary differences primarily consist of dividend payable.

CITY NATIONAL ROCHDALE FUNDS | PAGE 117

notes to financial statements
September 30, 2023

Post-October losses and Late-Year losses represent losses realized on investments and foreign currency transactions from November 1, 2022, through September 30, 2023, that, in accordance with U.S. Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Specified losses are losses realized on investment transactions from November 1, 2022 through September 30, 2023 that in accordance with Federal income tax regulations, the fund defers and treats as having arisen in the following fiscal year.

The Funds have capital losses carried forward as follows:

Fund	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
California Tax Exempt Bond Fund	$785	$1,625	$2,410
Municipal High Income Fund	98,631	54,507	153,138
Fixed Income Opportunities Fund	109,429	256,043	365,472

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation/(depreciation) for tax purposes as of September 30, 2023, for each of the Fixed Income Funds’ and Equity Funds’ investments were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
California Tax Exempt Bond Fund	$36,645	$4	$(1,266)	$(1,262)
Municipal High Income Fund	1,174,975	9,847	(138,902)	(129,055)
Fixed Income Opportunities Fund	2,578,061	47,102	(463,423)	(416,321)
Equity Income Fund	153,448	23,418	(7,157)	16,261
U.S. Core Equity Fund	191,618	176,000	(3,208)	172,792

At September 30, 2023, the Government Money Market Fund’s cost of securities for U.S. Federal income tax purposes approximates the cost disclosed in the Schedule of Investments.

8.	CONCENTRATION OF RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The Fixed Income Opportunities Fund and the Equity Income Fund may invest in exchange-traded notes (“ETNs”), each as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Funds will generally invest in ETNs which are linked to commodities indexes. A Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return expected and may suffer a loss.

The Municipal High Income Fund and Fixed Income Opportunities Fund may invest in lower-rated corporate bonds, known as high yield bonds. High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and investors are subject to a greater risk that the issuer may not be able to pay interest or dividends, or repay the principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

The Fixed Income Opportunities Fund may invest in asset-backed and mortgage-backed securities. As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

The Fixed Income Opportunities Fund may invest in bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

California Tax Exempt Bond Fund – Specific Risks

The ability of issuers to pay interest on, and repay the principal of, California municipal securities may be affected by economic and political developments in the State of California.

CITY NATIONAL ROCHDALE FUNDS | PAGE 118

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions’ or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Fund concentrates its letters of credit in any one financial institution, the risk of credit quality deterioration increases.

LIBOR Risk

LIBOR was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financial Rate (“SOFR”) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. There remains uncertainty surrounding the nature of any replacement rates.

The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR; (ii) a reduction in the value of certain instruments or contracts held by a Fund; (iii) reduced effectiveness of related Fund transactions, such as hedging; (iv) additional tax, accounting and regulatory risks; or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.

A more complete description of risks is included in the Funds’ prospectus and statement of additional information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 119

notes to financial statements
September 30, 2023

9.	CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the year ended September 30, 2023, and the year ended September 30, 2022, was as follows (000):

	Government Money Market Fund		California Tax Exempt Bond Fund		Municipal High Income Fund
	2023	2022	2023	2022	2023	2022
CAPITAL SHARES ISSUED AND REDEEMED:
Class N:
Shares issued	2,349,457	564,965	26	53	25,198	35,148
Shares issued in lieu of dividends and distributions	20,194	961	3	3	1,553	1,704
Shares redeemed	(2,052,969)	(860,618)	(316)	(95)	(48,815)	(55,285)
Net Class N transactions	316,682	(294,692)	(287)	(39)	(22,064)	(18,433)
Class S:
Shares issued	4,509,922	2,355,075	—	—	—	—
Shares issued in lieu of dividends and distributions	—	—	—	—	—	—
Shares redeemed	(3,764,560)	(2,319,186)	—	—	—	—
Net Class S transactions	745,362	35,889	—	—	—	—
Servicing Class:
Shares issued	22,199,561	10,595,087	1,019	838	12,384	24,505
Shares issued in lieu of dividends and distributions	145,596	8,237	8	8	412	433
Shares redeemed	(19,921,782)	(10,556,161)	(1,933)	(3,104)	(27,792)	(33,287)
Net Servicing Class transactions	2,423,375	47,163	(906)	(2,258)	(14,996)	(8,349)

	Fixed Income Opportunities Fund		Equity Income Fund		U.S. Core Equity Fund
	2023	2022	2023	2022	2023	2022
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	—	—	1	3
Shares issued in lieu of dividends and distributions	—	—	—	—	—	— (a)
Shares redeemed	—	—	—	—	(1)	(3)
Net Institutional Class transactions	—	—	—	—	—	— (a)
Class N:
Shares issued	21,051	47,379	800	712	991	1,176
Shares issued in lieu of dividends and distributions	7,601	7,421	581	350	166	315
Shares redeemed	(78,552)	(65,498)	(1,542)	(1,183)	(1,443)	(1,264)
Net Class N transactions	(49,900)	(10,698)	(161)	(121)	(286)	227
Servicing Class:
Shares issued	—	—	—	—	555	771
Shares issued in lieu of dividends and distributions	—	—	—	—	18	33
Shares redeemed	—	—	—	—	(1,148)	(918)
Net Servicing Class transactions	—	—	—	—	(575)	(114)

(a)	Less than 1,000.

CITY NATIONAL ROCHDALE FUNDS | PAGE 120

10.	LINE OF CREDIT

The Funds, except for the Government Money Market Fund, have an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Fund are limited to either the lesser of 10% of the Fund’s net assets or an explicit amount on the LOC. Interest is charged to a Fund based on its borrowings at prime rate minus 0.50%. The line of credit matures, unless renewed by September 4, 2024. The line of credit is with the Custodian. The Funds have authorized the Custodian to charge any of the accounts of the Funds for any missed payments. Interest expense amounts are included in other expenses on the Statements of Operations.

Borrowing activity under the LOC for the year ended September 30, 2023, was as follows:

Fund	Maximum Amount of Line of Credit (000)	Interest Expense (000)	Average Rate	Average Borrowings (000)	Maximum Amount Outstanding (000)
Fixed Income Opportunities Fund	$300,000	$1,152	7.12%	$45,926	$154,882
Equity Income Fund	300,000	1	7.57	603	1,174

11. SUBSEQUENT EVENTS

The Trust has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2023, and no issues were noted to disclose, except the following:

The California Tax-Exempt Bond Fund was liquidated effective October 17, 2023.

CITY NATIONAL ROCHDALE FUNDS | PAGE 121

report of independent registered public accounting firm

To the Shareholders and Board of Trustees
of City National Rochdale Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of City National Rochdale Government Money Market Fund, City National Rochdale California Tax Exempt Bond Fund, City National Rochdale Municipal High Income Fund, City National Rochdale Fixed Income Opportunities Fund, City National Rochdale Equity Income Fund, and City National Rochdale U.S. Core Equity Fund (the “Funds”), each a series of shares of beneficial interest in City National Rochdale Funds, as of September 30, 2023, the related statements of operations, changes in net assets and cash flows (for City National Rochdale Fixed Income Opportunities Fund only), the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, the results of their operations, the changes in net assets, the cash flows (for City National Rochdale Fixed Income Opportunities Fund only), and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended September 30, 2022, and prior, were audited by another auditor whose report, dated November 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers, agent banks, insurance companies and by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made

CITY NATIONAL ROCHDALE FUNDS | PAGE 122

by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
November 30, 2023

CITY NATIONAL ROCHDALE FUNDS | PAGE 123

change in independent registered public accounting firm (Unaudited)

Effective March 6, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of City National Rochdale Funds (the “Trust”), a Delaware statutory trust registered as an open-end management investment company. Effective March 6, 2023, the Audit Committee of the Trust’s Board of Trustees approved Cohen & Company, Ltd. (“Cohen”) to replace BBD as the Trust’s independent registered public accounting firm as a result of Cohen’s acquisition of BBD’s investment management group.

The reports of BBD on the financial statements of the Trust as of and for the fiscal years ended September 30, 2021, and September 30, 2022, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended September 30, 2021, and September 30, 2022, and during the subsequent interim period through March 6, 2023: (i) there were no disagreements between the Trust and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Trust for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Trust requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements.

Effective March 6, 2023, the Audit Committee of the Trust’s Board of Trustees also recommended and approved the appointment of Cohen as the Trust’s independent registered public accounting firm for the fiscal year ended September 30, 2023.

During the fiscal years ended September 30, 2021, and September 30, 2022, and during the subsequent interim period through March 6, 2023, neither the Trust, nor anyone acting on its behalf, consulted with Cohen on behalf of the Trust regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Trust’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

CITY NATIONAL ROCHDALE FUNDS | PAGE 124

trustees and officers (Unaudited)
September 30, 2023

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment adviser to the Trust, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments Company (“SEI Investments”) or its affiliates act as investment adviser, administrator or distributor. Each Trustee may be referred to in this SAI as an “Independent Trustee” and collectively as the “Independent Trustees.” There is no stated term of office for the Trustees. However, the Board has adopted a policy setting a retirement date for Trustees of December 31 of the year in which each Trustee reaches age 75. Exceptions to the retirement age may be made by the Board in individual cases for a period of up to two years, in the discretion of the Board. The business address for each Trustee is c/o City National Rochdale Funds, 400 North Roxbury Drive, Beverly Hills, California 90210, unless otherwise noted. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:
Daniel A. Hanwacker Year of Birth: 1951	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000- 2001). Co-Founding Partner, Constellation Financial Management Co., LLC (1995-2000).	7	None
Jon C. Hunt Year of Birth: 1951	Trustee	Since 2013	Retired (2013-present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (2012-2013). Managing Director and Chief Operating Officer, CCM (1998-2012).	7

Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Julie C. Miller Year of Birth: 1957	Trustee	Since May 2020	Certified Public Accountant (CPA) and Partner, Holthouse, Carlin & Van Trigt LLP (accounting firm) (2006 – present).	7	None

CITY NATIONAL ROCHDALE FUNDS | PAGE 125

trustees and officers (Unaudited) (Continued)
September 30, 2023

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES: (Continued)
Jay C. Nadel Year of Birth: 1958	Trustee Chairman	Since 2013 Since 2019	Financial Services Consultant (2005-present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	7

Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Shelley Simms Year of Birth: 1968	Trustee	Since 2023	General Counsel, Corporate Secretary and Chief Compliance Officer, Xponance, Inc., a registered investment adviser (2004-present); Chief Compliance Officer, Xponance Alts Solutions, LLC, a registered investment adviser (2021-present); Chairperson (2023-present) and Commissioner (2018-present), Pennsylvania State Ethics Commission.	7	Board Member of 1st Colonial Bancorp and 1st Colonial Community Bank
James R. Wolford Year of Birth: 1954	Trustee	Since 1999

Chief Executive Officer of Corinthian Development Company (2013-present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (2011-2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (2010-2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004- 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001- 2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985- 2000).

				7	None

(1)

“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the series of City National Rochdale Funds and the following registered closed-end funds: City National Rochdale Select Strategies Fund and City National Rochdale Strategic Credit Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 126

Name and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS:
Kurt Hawkesworth Year of Birth: 1971	President and Chief Executive Officer	Since 2023	Chief Operating Officer, City National Rochdale (2003-present); Head of Portfolio Management, City National Rochdale (2017-present).
Andrew Metzger SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1980	Treasurer (Principal Financial and Accounting Officer and Controller)	Since 2021

Director of Fund Accounting, SEI Investments Company (2020-present). Senior Director, Embark Consulting, LLC (2019-2020). Senior Manager, PricewaterhouseCoopers LLP (2002-2019). Treasurer (Principal Financial and Accounting Officer and Controller), City National Rochdale Funds (April 2021-present).

Rochelle Levy Year of Birth: 1985	Chief Compliance Officer (“CCO”), Anti-Money Laundering Officer (“AML Officer”) and Identity Theft Program Officer (“ITP Officer”)	Since 2022

Senior Vice President and Wealth Management Chief Compliance Officer, City National Bank (2022-present); CCO, AML Officer and ITP Officer, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (September 2022-present); CCO and AML Officer, BNY Mellon Private Funds (2019-2022); CCO, BNY Mellon Commingled Funds (2019-2021); Investment Management, Head of Distribution Compliance BNY Mellon, N.A. (2019-2022); Vice President, JPMorgan Chase & Co. (2014-2019).

Mitchell Cepler Year of Birth: 1982	Vice President and Assistant Treasurer	Since 2015

Senior Vice President, Finance, City National Rochdale (2011-present); Vice President and Assistant Treasurer, City National Rochdale Funds (2015-present), Select Strategies Fund (2016-present), and Strategic Credit Fund (2018-present)

Frank Bonsignore Year of Birth: 1967	Vice President and Secretary	Since 2023

Vice President, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2023-present); Secretary, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2023-present); Director of Operations, BNY Mellon (1997-2023).

Matthew M. Maher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1975	Assistant Secretary	Since 2019

Counsel, SEI Investments Company (2018-present); Assistant Secretary, City National Rochdale Funds, Select Strategies Fund, and Strategic Credit Fund (2019-present); Attorney, Blank Rome LLP (2015-2018); Assistant Counsel and Vice President, Bank of New York Mellon (2013-2014); Attorney, Dilworth Paxson LLP (2006-2013).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Fund, or until such officer resign.

CITY NATIONAL ROCHDALE FUNDS | PAGE 127

notice to shareholders (Unaudited)
September 30, 2023

For shareholders that do not have a September 30, 2023, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2023, taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30, 2023, each of the California Tax Exempt Bond Fund and Municipal High Income Fund is designating 96.96% and 7.09%, respectively, of its distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2023, each Fund is designating the following items with regard to distributions paid during the year:

	(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Tax Exempt Interest	(E) Total Distributions	(F) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(G) Qualifying Dividend Income (2)	(H) U.S. Government Interest (3)	(I) Interest Related Dividends (4)	(J) Qualified Short-Term Capital Gain Dividends (5)	(K) Foreign Tax Credit
Government Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	82.91%	100.00%	0.00%	0.00%
California Tax Exempt Bond Fund(3)	0.00%	0.00%	8.40%	91.60%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Municipal High Income Fund(3)	0.00%	0.00%	4.18%	95.82%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Fixed Income Opportunities Fund(3)	0.00%	0.00%	100.00%	0.00%	100.00%	0.28%	0.28%	0.08%	90.94%	0.00%	0.00%
Equity Income Fund(3)	82.02%	0.00%	17.98%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
U.S. Core Equity Fund(3)	87.51%	0.00%	12.49%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
Government Bond Fund(3)(6)	0.00%	1.91%	98.09%	0.00%	100.00%	0.00%	0.00%	0.00%	88.41%	0.00%	0.00%
Corporate Bond Fund(3)(6)	0.83%	1.96%	97.21%	0.00%	100.00%	0.00%	0.00%	0.00%	85.86%	0.00%	0.00%
Intermediate Fixed Income Fund(3)(6)	0.25%	0.00%	99.75%	0.00%	100.00%	0.00%	0.00%	0.00%	61.74%	0.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(5)

“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(6)	Fund was liquidated on May 25, 2023.

Items (A), (B), (C), (D), (E) and (K) are based on the percentage of each fund’s total distribution. Items (F) and (G) are based on the percentage of “Ordinary Income Distributions.”

Item (H) is based on the percentage of gross income of each Fund.

Item (I) is based on the percentage of net investment income distributions.

Item (J) is based on the percentage of short-term capital gain distributions.

CITY NATIONAL ROCHDALE FUNDS | PAGE 128

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2023 through September 30, 2023).

The table below illustrates each Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that each Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in each Fund, and the “Ending Account Value” number is derived from deducting that expense cost from each Fund’s gross investment return.

You can use this information, together with the actual amount you invested in a Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare each Fund’s costs with those of other mutual funds. It assumes that each Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess each Fund’s comparative cost by comparing the hypothetical result for each Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes - NOT each Fund’s actual return - the account values shown do not apply to your specific investment.

CITY NATIONAL ROCHDALE FUNDS | PAGE 129

disclosure of fund expenses (Unaudited) (Continued)

	Beginning Account Value 4/1/2023	Ending Account Value 9/30/2023	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Government Money Market Fund
Actual Fund Return
Class N	$1,000.00	$1,022.70	0.65%	$3.30
Class S	1,000.00	1,021.90	0.80%	$4.05
Servicing Class	1,000.00	1,024.20	0.35%	$1.78

Hypothetical 5% Return
Class N	$1,000.00	$1,021.81	0.65%	$3.29
Class S	1,000.00	1,021.06	0.80%	4.05
Servicing Class	1,000.00	1,023.31	0.35%	1.78

City National Rochdale California Tax Exempt Bond Fund
Actual Fund Return
Class N	$1,000.00	$972.10	0.89%	$4.40
Servicing Class	1,000.00	974.20	0.64%	3.17

Hypothetical 5% Return
Class N	$1,000.00	$1,020.61	0.89%	$4.51
Servicing Class	1,000.00	1,021.86	0.64%	3.24

City National Rochdale Municipal High Income Fund
Actual Fund Return
Class N	$1,000.00	$966.00	1.09%	$5.37
Servicing Class	1,000.00	966.10	0.84%	4.14

Hypothetical 5% Return
Class N	$1,000.00	$1,019.60	1.09%	$5.52
Servicing Class	1,000.00	1,020.86	0.84%	4.26

City National Rochdale Fixed Income Opportunities Fund
Actual Fund Return
Class N	$1,000.00	$1,045.20	1.08%	$5.54

Hypothetical 5% Return
Class N	$1,000.00	$1,019.65	1.08%	$5.47

City National Rochdale Equity Income Fund
Actual Fund Return
Class N	$1,000.00	$921.80	1.25%	$6.02

Hypothetical 5% Return
Class N	$1,000.00	$1,018.80	1.25%	$6.33

City National Rochdale U.S. Core Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,038.80	0.55%	$2.81
Class N	1,000.00	1,036.50	1.05%	5.36
Servicing Class	1,000.00	1,037.70	0.80%	4.09

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.31	0.55%	$2.79
Class N	1,000.00	1,019.80	1.05%	5.32
Servicing Class	1,000.00	1,021.06	0.80%	4.05

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the on-half year period).

CITY NATIONAL ROCHDALE FUNDS | PAGE 130

board approval of advisory and sub-advisory agreements (Unaudited)

The Board of Trustees of City National Rochdale Funds (the “Trust”) is currently comprised of six Trustees, all of whom are Independent Trustees (i.e., not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended). At in-person meetings held on April 4, 2023, and May 18, 2023, the Board, which was composed of five Trustees, all of whom were Independent Trustees, considered and approved the renewal of the following advisory and sub-advisory agreements:

●

The advisory agreement between City National Rochdale, LLC (the “Adviser”) and the Trust, on behalf of the City National Rochdale Government Money Market Fund (the “Government Money Market Fund”), City National Rochdale California Tax Exempt Bond Fund (the “California Tax Exempt Bond Fund”), City National Rochdale Municipal High Income Fund (the “Municipal High Income Fund”), City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund”), City National Rochdale Equity Income Fund (the “Equity Income Fund”), and City National Rochdale U.S. Core Equity Fund (the “U.S. Core Equity Fund”) (each, a “Fund” and collectively, the “Funds”);

●	The advisory agreement between the Adviser and CNR FIOF Investments (Ireland) Limited (the “Irish Company”), a company organized under the laws of Ireland;

●	The sub-advisory agreement between the Adviser and AllFinancial Partners II, LLC (“AllFinancial”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Federated Investment Management Company (“Federated”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Seix Investment Advisors LLC (“Seix”), with respect to the Fixed Income Opportunities Fund; and

●	The sub-advisory agreement between the Adviser and T. Rowe Price Associates, Inc. (“T. Rowe Price”), with respect to the Fixed Income Opportunities Fund.

The advisory and sub-advisory agreements listed above are collectively referred to below as the “Agreements.” AllFinancial, Federated, Seix, and T. Rowe Price are collectively referred to below as the “Sub-Advisers.”

General Information

The following information summarizes the Board’s considerations associated with its review of the Agreements. In connection with their deliberations, the Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each Fund and the Irish Company, although the Board took into account the common interests of the Funds and the Irish Company in its review. As described below, the Board considered the nature, quality and extent of the various services performed by the Adviser and each Sub-Adviser. In considering these matters, the Independent Trustees discussed the renewal of the Agreements with management and in private sessions with their independent counsel at which no representatives of the Adviser or the Sub-Advisers were present.

The Board reviewed extensive materials regarding investment results of the Adviser and each Sub-Adviser with respect to the Funds (or portions of the Fixed Income Opportunities Fund) they manage and the Irish Company, as applicable, advisory fee and expense comparisons, financial information with respect to the Adviser and each Sub-Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing various services to the Funds and the Irish Company. The Board also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to renew the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such renewal.

CITY NATIONAL ROCHDALE, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser to the Funds and the Irish Company, the Board considered a variety of matters, including the overall quality and depth of the Adviser’s organization, its overall financial strength and stability, its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. The Board also considered the experience, capability and integrity

CITY NATIONAL ROCHDALE FUNDS | PAGE 131

board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

of the Adviser’s senior management, the background, education and experience of the Adviser’s personnel, and its efforts to retain, attract and motivate capable personnel to serve the Funds and the Irish Company. With respect to the Fixed Income Opportunities Fund, the Board considered the process the Adviser utilizes to select the Sub-Advisers and proactively oversee the Sub-Advisers with respect to various investment, valuation and compliance matters. The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of each Fund compared with the returns of its respective benchmark index or indexes and the averages of the funds included in its respective fund universe selected by Lipper, Inc. (each, a “Lipper Universe”), for the one-, three-, five-, ten- and 15-year and since inception periods ended December 31, 2022, as applicable. In addition, the Board reviewed the performance of each Fund compared to the average returns of certain funds (each, a “Peer Group” and collectively, the “Peer Groups”) in the Fund’s Lipper Universe selected by the Funds’ administrator based on the Fund’s total net assets, for the same periods. With respect to the performance results of the Funds, the Trustees noted that the meeting materials indicated as follows:

●

The Government Money Market Fund (Servicing Class) underperformed the average returns of the funds in the Lipper Institutional U.S. Government Money Market Objective Universe (by 0.15% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. The Trustees observed that although the Fund underperformed the Lipper Universe average returns for the one-, three-, five- and ten-year periods, the Fund’s yield had steadily climbed as the Federal Reserve raised interest rates over the prior 12-month period, and that the Fund’s annualized returns had exceeded the Peer Group average returns over the one-, three-, five- and ten-year periods. The Trustees also considered the Adviser’s explanation that the Fund employed U.S. agency floating rate notes and shortened the Fund’s weighted average maturity, which enhanced the Fund’s gross yield.

●

The California Tax Exempt Bond Fund (Servicing Class) outperformed the average returns of the funds in the Lipper CA Short/Intermediate Municipal Debt Objective Universe for the ten- and 15-year and since inception periods, but underperformed the Lipper Universe average returns (by 1.07% or less) for the one-, three-, and five-year periods. The Fund underperformed the Bloomberg CA Intermediate-Short Municipal Index returns (by 0.88% or less) for the one-, three-, five-, ten-, and 15-year and since inception periods. The Trustees noted the Adviser’s explanation that the Fund’s underperformance relative to the Bloomberg CA Intermediate-Short Municipal Index for all periods was largely a result of the post-financial crisis and COVID-19 pandemic-induced low yield environment, which severely constrained the Fund’s opportunities to generate returns above its expense ratio. The Trustees considered the Adviser’s assertion that the Fund was positioned neutrally leading into 2022 to reflect the uncertainty regarding inflation and Federal Reserve interest rate hikes, and that although the tactical shift into out-of-benchmark maturities added to the Fund’s returns in 2021, such securities contributed negatively to performance in 2022 as the yield curve quickly shifted higher. The Trustees also considered that the Fund was scheduled to be liquidated.

●

The Municipal High Income Fund (Servicing Class) underperformed the average returns of the funds in the Lipper High Yield Municipal Classification Universe (by 1.86% or less), and the Bloomberg 60% Tax-Exempt High Yield/40% Municipal Investment Grade Custom Capped Custom Weighted Unhedged USD Index returns (by 4.00% or less) for the one-, three-, and five-year and since inception periods. The Trustees considered the Adviser’s explanation that the underperformance for the one-year period as compared to the Bloomberg 60% Tax-Exempt High Yield/40% Municipal Investment Grade Custom Capped Custom Weighted Unhedged USD Index and the Lipper High Yield Municipal Universe was largely due to the fact that the Fund’s average duration was longer than the average duration of the Index and many Peer Group funds. The Trustees also considered that the Fund sustained significant redemptions in 2022, which caused the Fund to sell bonds at suboptimal times and prices, and exacerbated the underperformance.

●

The Fixed Income Opportunities Fund (Class N) outperformed the Bloomberg Global Credit-Corp Total Return Hedged Index returns for the one- and three-year periods, but underperformed the Index returns (by 0.86% or less) for the five- and ten-year and since inception periods. The Fund underperformed the Blended Index (a hybrid index composed of 40% Bloomberg Multiverse Total Return Index Value Hedged USD, 35% S&P Global Leveraged Loan Index, and 25% Bloomberg Emerging Markets High Yield Index) returns (by 2.70% or less) and the Lipper Global High Yield Funds Classification

CITY NATIONAL ROCHDALE FUNDS | PAGE 132

Universe average returns (by 1.85% or less) for the one-, three-, five-, and ten-year and since inception periods. The Trustees considered the Adviser’s observation that although the Fund lagged the Lipper Universe average returns, the funds in the Lipper Universe generally do not have exposure to structured credit, leveraged loans, or emerging market bonds, which constitute nearly 70% of the Fund’s assets. The Trustees also considered the Adviser’s discussion of the challenges the emerging market sector faced as the value of the U.S. dollar rose and ongoing impacts from the COVID-19 pandemic lingered, which limited the non-developed world’s economic recovery.

●

The Equity Income Fund (Class N) outperformed the Blended Index (a customized index composed of 60% Dow Jones U.S. Select Dividend Index, 25% Bank of America ML Core Fixed Rate Preferred Securities Index and 15% MSCI U.S. REIT Index) return, the Lipper Equity Income Funds Classification Universe average return, and the S&P 500 Index return for the one-year period, but underperformed the Blended Index (by 2.39% or less), the Lipper Equity Income Funds Classification Universe average returns (by 2.73% or less), and the S&P 500 Index returns (by 4.75% or less) for the three-, five-, ten- and 15-year and since inception periods. The Equity Income Fund underperformed the Dow Jones U.S. Select Dividend Index returns (by 5.03% or less), for the one-, three-, five-, ten- and 15-year and since inception periods. The Trustees considered the Adviser’s explanation that the Fund’s underperformance for the one-year period was primarily due to its relative sector allocation, specifically the overweight allocation in real estate investment trusts, which weighed on relative returns despite being a source of material outperformance the prior year. The Trustees also considered that following the Adviser’s strategic review of the Fund in May 2021, the Fund’s performance ranked it in the top quartile of the funds in the Lipper Universe for the one-year period. The Trustees also observed that the Fund remained a Lipper Leader in capital preservation and expenses for all time periods.

●

The U.S. Core Equity Fund (Institutional Class) outperformed the average returns of the funds in the Lipper Large Cap Core Funds Classification Universe for the five-year and since inception periods, but underperformed the Lipper Universe average returns (by 1.70% or less) for the one- and three-year periods. The Fund underperformed the returns of the S&P 500 Index for the one-, three-, and five-year and since inception periods (by 1.80% or less). The Trustees considered the Fund’s underperformance of the Lipper Large Cap Core Funds Classification Universe and the S&P 500 Index for the trailing one-year period (net of fees), and the Adviser’s explanation that the Fund’s underperformance was attributable in part to being underweight in cyclical industry groups, including automobiles and components, retail, technology hardware and equipment, real estate, and semiconductors. The Trustees also considered the Adviser’s discussion of the Fund’s outperformance (net of fees) of its Lipper Universe and Peer Group average returns for the five- and ten-year periods.

The Board concluded that the Adviser continued to provide high quality management and oversight services to the Funds and the Irish Company. The Board noted that the investment results of the Funds over the long term were generally competitive; that the Adviser had given reasonable explanations for the performance of those Funds that had underperformed relative to their benchmarks and Peer Groups and had explained the impact of market conditions on the performance of the Funds; that the Adviser’s compliance team had made enhancements to the Funds’ compliance program during the past year; that the Adviser had replaced portfolio managers and/or sub-advisers for Funds or strategies that experienced performance challenges; that the results for the Government Money Market Fund compared to its Peer Group were acceptable given the special services and investment focuses of the Fund; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

Advisory Fees and Fund Expenses

The Board then reviewed information regarding the advisory fees (both before and after waivers) charged by the Adviser to each Fund, and the total expenses (net of fee waivers) for the last fiscal year of a share class of each Fund (as percentages of their respective average annual net assets), as applicable (“Total Expense Ratios”), compared to those of the funds included in its respective Lipper Universe and Peer Group, as applicable.

The Board observed that the meeting materials indicated as follows with respect to the Funds’ investment advisory fees (gross of fee waivers):

●

The gross advisory fees paid by the California Tax Exempt Bond Fund, Fixed Income Opportunities Fund, Equity Income Fund, and U.S. Core Equity Fund were below their respective Peer Group and Lipper Universe averages.

CITY NATIONAL ROCHDALE FUNDS | PAGE 133

board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

●	The gross advisory fees paid by the Government Money Market Fund and Municipal High Income Fund were below their respective Lipper Universe averages, but above their respective Peer Group averages.

The Board noted that with the exception of the strategies listed below, the Adviser does not manage investment portfolios for other registered investment companies, pension funds, or institutional accounts that have similar investment objectives and policies as the Funds, so it did not have a basis to compare certain Funds’ advisory fees with advisory fees charged by the Adviser to other comparable client accounts. The Board also noted that the Adviser manages discretionary client account assets in the Core Equity, Equity Income, and California Tax Exempt strategies in accordance with investment policies similar to those of the U.S. Core Equity Fund, Equity Income Fund, and California Tax Exempt Bond Fund, respectively. The Trustees reviewed the Adviser’s fee schedules and concluded that the advisory fees charged to the U.S. Core Equity Fund, Equity Income Fund, and California Tax Exempt Bond Fund were generally in the range of, and in some instances lower than, the fees that the Adviser charged to manage client accounts using similar strategies as those used by those Funds. The Trustees considered the Adviser’s explanation that the fees published in its fee schedules are applicable to each client’s entire account, regardless of the strategies used to manage the assets in the account, and that such fees are subject to negotiation. The Trustees also noted that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to separate accounts that the Adviser manages. The Trustees also considered that any net advisory fees retained by the Adviser with respect to the Funds, after the payment of any sub-advisory fees, are rebated to shareholders investing in the Funds through separate accounts managed by the Adviser.

The Board observed that the meeting materials indicated as follows with respect to the Total Expense Ratios of each Fund (net of fee waivers):

●	The Total Expense Ratios of both the Institutional Class and Servicing Class of the U.S. Core Equity Fund were below its Peer Group and Lipper Universe averages.

●	The Total Expense Ratio of the Servicing Class of the Municipal High Income Fund was below its Lipper Universe average, but above its Peer Group average.

●

The Total Expense Ratios of Class N of the Government Money Market Fund, Fixed Income Opportunities Fund, Equity Income Fund, and U.S. Core Equity Fund; and the Servicing Class of the Government Money Market Fund and California Tax Exempt Bond Fund, were below their respective Peer Group averages, but above their respective Lipper Universe averages.

●	The Total Expense Ratios of Class N of the California Tax Exempt Bond Fund and Municipal High Income Fund were above both their respective Peer Group and Lipper Universe averages.

The Board concluded that the advisory fees charged by the Adviser were fair and reasonable in relation to the value of services provided, and the total expenses of each Fund continued to be reasonable in light of the services provided, noting the different expense structures and arrangements for shareholder services and distribution of the various classes of the Funds.

Profitability, Benefits to the Adviser and Economies of Scale

The Board next considered information prepared by the Adviser relating to its costs and profits with respect to the Funds for the year ended December 31, 2022. The Board also considered the benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds (other than the investment advisory fees paid to the Adviser), including fees paid to the Adviser, City National Bank (“CNB”), City National Securities, Inc., and CNR Securities, LLC for providing certain shareholder servicing and/or sub-distribution services to the Funds and/or their shareholders, as applicable; benefits to CNB’s brokerage and wealth management business as a result of the availability of the Funds to its customers; and any research received from broker-dealers that execute transactions on behalf of the Funds. The Trustees recognized the competitiveness of the registered fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining management stability and accountability. The Board recognized the difficulty in evaluating an investment adviser’s profitability with respect to the funds it manages in the context of an adviser with multiple lines of business, and noted that other profitability methodologies might also be reasonable. The Board observed that the Adviser had not realized a profit with respect to the California Tax Exempt Bond Fund, and concluded that the profits of the Adviser from its relationships with the remaining Funds were reasonable.

The Board also considered potential economies of scale realized by the Adviser as the Funds grow and how any such economies are shared with the Funds, reviewing information prepared by the Adviser relating to the Trust’s assets, as well as the assets of each Fund. The Board considered the Adviser’s explanation that it shares any economies of scale achieved with Fund shareholders through means other than breakpoints, such as expense caps

CITY NATIONAL ROCHDALE FUNDS | PAGE 134

and fee waivers, and the investments that the Adviser made in its business over the past year, including devoting resources to innovation. Based on this explanation, the Board concluded that although there were no advisory fee breakpoints, the existing fee structure of each Fund reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that it will have the opportunity to periodically reexamine the appropriateness of the advisory fees payable to the Adviser in light of any economies of scale experienced in the future.

Conclusion

The Board and the Independent Trustees concluded that, based on the various factors they had reviewed, the compensation payable to the Adviser under the advisory agreements was fair and reasonable in light of the nature and quality of the services the Adviser provided to the Funds and the Irish Company, and that renewal of the advisory agreements would be in the best interests of each Fund, the Irish Company, and their respective shareholders.

SUB-ADVISERS

Nature, Extent and Quality of Services

In reviewing the services provided by each Sub-Adviser, the Board considered a variety of matters, including the overall quality and depth of each Sub-Adviser’s organization and its overall financial strength and stability. The Board also considered, among other things, the investment operations and staff of each Sub-Adviser, its commitment to compliance with applicable laws and regulations and the Trust’s compliance policies and procedures, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. In addition, the Board considered the background, education and experience of each Sub-Adviser’s key portfolio management and operational personnel, and each Sub-Adviser’s efforts to retain, attract and motivate capable personnel to serve the Fixed Income Opportunities Fund. The Board found all of these matters to be satisfactory.

Investment Performance

The Board reviewed information provided in the meeting materials setting forth the performance of the portion of the Fixed Income Opportunities Fund sub-advised by each Sub-Adviser compared with applicable benchmarks for various periods ended December 31, 2022. The Board made the following additional observations in reviewing the performance of the following Sub-Advisers of the Fixed Income Opportunities Fund:

●	The annualized returns for the portion of the Fund managed by Federated were above the returns of the Bloomberg U.S. Corporate High Yield Index for the one-, three-, and five-year periods.

●

The annualized returns for the leveraged loan portfolio of the Fund managed by Seix were above the returns of the S&P LSTA U.S. Leveraged Loan Index for the one- and three-year periods, and the Fund’s performance was the same as the Index for the five-year period.

●	The return for the high yield bond portfolio of the Fund managed by Seix was above the return of the Bloomberg U.S. Corporate High Yield Index for the one-year period.

●

The return for the portion of the Fund managed by T. Rowe Price (the main portfolio) was above the return of the ICE BofA High Yield U.S. Emerging Markets Corporate Plus Index for the one-year period. The return for the portion of the Fund managed by T. Rowe Price (the liquid portfolio) was above the return of the ICE BofA 0-1 Year Emerging Markets Corporate Plus Index for the one-year period.

The Board also considered and reviewed information related to the services AllFinancial provides in respect of life settlement policies held by the Fixed Income Opportunities Fund.

The Board noted that, while not all of the Sub-Advisers outperformed their respective benchmarks for the periods under evaluation, in each case the Adviser reviewed the Sub-Adviser’s performance relative to current market conditions and with an understanding of the Sub-Adviser’s style and philosophy. The Board considered the investment results of the Fixed Income Opportunities Fund to be generally competitive, and determined that each of AllFinancial, Federated, Seix, and T. Rowe Price continued to provide high quality sub-advisory services to the Fixed Income Opportunities Fund.

Sub-Advisory Fees and Benefits to Sub-Advisers

The Board reviewed information included in the meeting materials regarding the sub-advisory fees charged by each Sub-Adviser, and observed that the fees charged by each Sub-Adviser to the Fixed Income Opportunities Fund were generally equal to or lower than the fees it charged to its other advisory or sub-advisory clients, as applicable, to manage comparable mutual funds, private funds, and separate accounts. The Board noted that although certain Sub-Advisers charged lower fees to

CITY NATIONAL ROCHDALE FUNDS | PAGE 135

board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

other mutual funds advised by the Sub-Advisers, those funds were significantly larger than the Fixed Income Opportunities Fund. The Trustees noted that the Adviser pays all sub-advisory fees out of its advisory fees. The Board also noted that the Adviser evaluates each Sub-Adviser’s fees relative to those of its respective asset class peer groups in an effort to ensure that they are reasonable and appropriate in light of the services provided. In addition, the Board considered the different advisory and sub-advisory fee splits of the Fixed Income Opportunities Fund, and noted the Adviser’s beliefs that the fees paid to the Sub-Advisers are priced at competitive levels, and that the overall advisory fees, gross advisory fees and sub-advisory fees are fair and reasonable in light of the services provided to the Funds by the Adviser and the Sub-Advisers, as applicable.

The Board also considered the benefits received by each Sub-Adviser and its affiliates as a result of its relationship with the Fixed Income Opportunities Fund (other than the sub-advisory fee paid to the Sub-Adviser), including any research services provided by broker-dealers providing execution services to the Fund, the intangible benefits of the Sub-Adviser’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to each Sub-Adviser pursuant to its respective sub-advisory agreement was fair and reasonable in light of the nature and quality of the services provided by each Sub-Adviser to the Fixed Income Opportunities Fund, and that it would be in the best interests of the Fund and its shareholders to renew the sub-advisory agreements with each of AllFinancial, Federated, Seix, and T. Rowe Price.

CITY NATIONAL ROCHDALE FUNDS | PAGE 136

THANK YOU

for your investment with City National Rochdale Funds. We value the trust you have placed in us to help you achieve your financial goals.

City National Rochdale®

AN RBC/CITY NATIONAL COMPANY

CNR-AR-001-2200

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James R. Wolford. Mr. Wolford is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Cohen & Company, LTD (“Cohen”) Related to the Trust

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$179,000	N/A	N/A	$217,750	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Not Applicable

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2023	2022
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not Applicable

(g)	The aggregate non-audit fees and services billed by Cohen for the last two fiscal years were $0 and $0 for 2023 and 2022, respectively.

(h)	Not Applicable

(i)	Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)	Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to unlisted registrants.

Item 6. Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(a)(3) Not applicable.

(a)(4)(i) Change in Registrant’s Independent Public Accountant (disclosure pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308)) is attached hereto.

(a)(4)(ii) Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Funds

By (Signature and Title)	/s/ Kurt Hawkesworth
Kurt Hawkesworth,
President and Chief Executive Officer

Date: December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kurt Hawkesworth
Kurt Hawkesworth,
President and Chief Executive Officer

Date: December 8, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer (Principal Financial and Accounting Officer and Controller)

Date: December 8, 2023